UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

SPIRIT AEROSYSTEMS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

SPIRIT AEROSYSTEMS®

MESSAGE FROM OUR CHAIR
March 12, 2024
Dear Fellow Stockholders:
On behalf of the entire Board of Directors, I would like to express our appreciation for the trust you have placed in us to act as stewards of our Company.
This Year Brought Important Changes
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Pat Shanahan stepped in as CEO. The Board has confidence in Pat’s leadership. He is uniquely qualified to guide Spirit at this time and has earned his respect in the industry for driving innovative solutions to real problems.

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Jane P. Chappell joined the Board. We are excited to have Jane on our Board and are confident we will benefit from her experience, including over 36 years at Raytheon.

Robert D. Johnson
Chair of the Board

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We executed a Memorandum of Agreement (MOA) with Boeing. The MOA was an important step in strengthening Spirit. It addressed key topics including shipset pricing on certain programs, tooling and capital funding, and a release of claims, among other items.

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We accessed the capital markets to strengthen our balance sheet. In addition to refinancing certain shorter maturity debt, we raised over $400 million of additional capital through common stock and exchangeable notes offerings.

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We reached an agreement with our largest union. The demands on our workforce have been heavy these last several years and we are happy to have in place a new agreement with the International Association of Machinists and Aerospace Workers.

Safety and Quality Remain Our Central Focus
I have been on the shop floor and met face-to-face with our manufacturing teams. They take the quality of their work personally and are proud of what they produce. This is true at every level of the organization, from the front-line mechanics to the Board. However, the past year provided us with opportunities for self-reflection, and we are taking advantage of these opportunities. No one at Spirit takes for granted the importance of safety and quality in our products. We strive for constant improvement. At its most fundamental level, the means to achieve this are continuous support for our people building products, ensuring they have the resources they need to do the best they can in a demanding environment.
I have been in the aerospace industry for over 40 years and am confident in our team at Spirit. I am confident in their dedication, integrity, and ability to deliver what we need.
I and the rest of the Board invite you to the 2024 Annual Meeting of Stockholders, which will be held virtually. If you are not able to join the meeting, we encourage you to vote by proxy. These proxy materials contain detailed information about the matters on which we are asking you to vote.
On behalf of the Board, I would like to express our appreciation for the confidence you place in us through your investment.
Sincerely,

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Spirit AeroSystems Holdings, Inc. (“Spirit” or the “Company”) will be conducted virtually via live audio webcast on Wednesday, April 24, 2024, at 10 a.m. Central Daylight Time. The record date for the Annual Meeting is February 26, 2024 (the “Record Date”). This Proxy Statement is being first released to stockholders on March 12, 2024.
MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Proposal	Description	Board Recommendation
Proposal 1	Election of directors	FOR each nominee
Proposal 2	Advisory vote to approve the compensation of named executive officers	FOR
Proposal 3	Approval of Amended and Restated Employee Stock Purchase Plan	FOR
Proposal 4	Ratification of appointment of Ernst & Young LLP as independent auditors for 2024	FOR
Proposal 5	Stockholder proposal titled “Transparency in Political Spending”	AGAINST
CASTING YOUR VOTE
Stockholders of record of our Class A Common Stock (the “Common Stock”) as of the close of business on the Record Date are entitled to vote using any of the below methods and the 16-digit control number on your notice or proxy card.
ATTENDING THE ANNUAL MEETING
The Annual Meeting will be conducted virtually again this year. Stockholders may attend the Annual Meeting at www.virtualshareholdermeeting.com/SPR2024 by entering the 16-digit voting control number found on the notice or proxy card. Stockholders may vote and submit questions during the Annual Meeting on the website.
Your vote is important. Regardless of whether you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Thank you for your ongoing support of Spirit.
Sincerely,
Mindy McPheeters
Senior Vice President,
General Counsel and Corporate Secretary
March 12, 2024
Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com

1	Spirit AeroSystems 2024 Proxy Statement

Spirit AeroSystems 2024 Proxy Statement	2

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider before voting your shares. Please carefully read this entire Proxy Statement and our Annual Report for the year ended December 31, 2023, before voting. We use the terms “Spirit,” the “Company,” “we,” “us,” and “our” in this Proxy Statement to refer to Spirit AeroSystems Holdings, Inc. and its consolidated subsidiaries.
PROPOSAL 1 — Election of Directors
The Nominating and Corporate Governance Committee and Board of Directors recommend that stockholders vote “FOR” all director nominees. Each nominee is nominated for a one-year term.
See “Proposal 1 — Election of Directors” beginning on page 7 of this Proxy Statement.

Director Nominees
Spirit’s Board of Directors (the “Board”) best serves the Company and its stockholders when there is a balance between fresh perspectives and experienced directors who bring continuity through business and market cycles. Board composition, refreshment, and succession are focus items for our Board. Four directors have joined the Board since 2021. Most recently, Ms. Chappell was appointed as a director in February of this year and we are excited to have her join our Board. Half of our new directors since 2021 have been either ethnically or gender diverse. Following the Annual Meeting, Mr. Fitzgerald will succeed Mr. Fulchino as Chair of the Compensation Committee. Mr. Fulchino continues to be an invaluable member of our Board and will remain on the Compensation Committee to ensure a smooth transition. We appreciate Mr. Fulchino’s years of leadership. We expect this progress on the Board’s succession plan to continue into next year with a focus on the importance of diversity.
The following table sets forth the 2024 director nominees. The average tenure of our nominees is approximately 8 years and the average age of our nominees is approximately 68 years old.
Name	Age	Director Since	Skills and Experience	Independent	Committee Memberships	Other Public Boards
Stephen A. Cambone	71	2019	Dr. Cambone has extensive advisory experience in strategic planning, operations, resource allocation, technology, and governmental affairs acquired through years in public and private service, including as the Pentagon’s first Under Secretary of Defense for Intelligence.	Yes		0
Jane P. Chappell	62	2024	Ms. Chappell has over 40 years of experience providing operational and strategic leadership in the defense industry. Ms. Chappell is the CEO of Altamira Technologies, on the Board of Advisors for Lone Star Analysis, and served in various roles at Raytheon Corporation for over 36 years, most recently as the VP, Global Intelligence Solutions leading the overall intelligence and commercial ground business with operational, strategy, and customer relationship responsibilities.	Yes		0
Irene M. Esteves	65	2015	Ms. Esteves has an invaluable depth and breadth of experience in finance, risk management, and business strategy across multiple industries. Ms. Esteves has overseen a variety of business functions in senior executive roles, including as EVP and CFO for Time Warner Cable Inc.	Yes	*	2
William A. Fitzgerald	63	2021	Mr. Fitzgerald has years of technical and operational leadership experience, including in global supply chain and aerospace manufacturing and services. Mr. Fitzgerald served most recently as Vice President and General Manager of Commercial Engines Operation for GE Aviation.	Yes		0

3	Spirit AeroSystems 2024 Proxy Statement

Name	Age	Director Since	Skills and Experience	Independent	Committee Memberships	Other Public Boards
Paul E. Fulchino	77	2006	Mr. Fulchino has executive and strategic advisory experience spanning 40 years. He has particular expertise in growth attained through various roles, including as Chairman and CEO of the world’s largest technology-based service provider of component parts and services to the aviation industry (Aviall, Inc.) through its acquisition by The Boeing Company (“Boeing”).	Yes	*	1
Robert D. Johnson, Board Chair	76	2006	Mr. Johnson has deep domestic and international executive experience in the aerospace industry, including risk management, financial oversight, operations, and strategy. Mr. Johnson’s global experience was acquired through a variety of roles, including as CEO of Dubai Aerospace Enterprise and as Chairman of Honeywell Aerospace.	Yes		2
Ronald T. Kadish	75	2006	Mr. Kadish has extensive military and executive experience with unique defense, government, risk oversight, and operations expertise. Mr. Kadish served as EVP of the Defense Group for Booz Allen Hamilton, in a variety of roles for the Department of Defense, and as a Lieutenant General in the U.S. Air Force.	Yes	*	0
John L. Plueger	69	2014	Mr. Plueger has unique operational and aviation industry experience from over 35 years in the aviation industry, along with financial and accounting expertise as a certified public accountant. Mr. Plueger currently serves as CEO and President of Air Lease Corporation.	Yes		1
James R. Ray, Jr.	60	2022	Mr. Ray has expertise in supply chain, business transformation, strategy development and execution, innovation, technology, acquisitions, and global business integration acquired through years in leadership at Stanley Black & Decker. Mr. Ray currently serves as CEO and President of Commercial Vehicle Group.	Yes		1
Patrick M. Shanahan	61	2021	Prior to being named as Spirit’s President and CEO in September 2023, Mr. Shanahan served as an independent director of the Company since 2021. Mr. Shanahan has policy, defense, cybersecurity, and operations experience, as well as a valuable customer perspective. Mr. Shanahan served as Acting Secretary of Defense and previously as the 33rd Deputy Secretary of Defense, he spearheaded modernization in cybersecurity and other critical areas. Mr. Shanahan spent over three decades in a variety of leadership roles with Boeing.	No		2
Laura H. Wright	64	2018	Ms. Wright has extensive experience in commercial aviation executive management, including corporate finance, accounting, operations, treasury, and risk management. Ms. Wright also provides unique commercial aircraft end-user insights from her 25-year career at Southwest Airlines, most recently as SVP and CFO.	Yes	*	3
Audit Committee	Risk Committee	Compensation Committee	Corporate Governance and Nominating Committee	*Chair

Spirit AeroSystems 2024 Proxy Statement	4

PROPOSAL 2— Advisory Vote on Executive Compensation
The Board recommends that stockholders vote “FOR” advisory approval of the compensation of our NEOs for 2023.
See “Proposal 2 — Advisory Vote on Executive Compensation” beginning on page 33 of this Proxy Statement.

Executive Compensation At-A-Glance
Due to quality performance during 2023, the Compensation Committee exercised negative discretion on the Quality component of the short-term incentive program notwithstanding actual metric achievement. This resulted in no NEO payouts for 2023 under either the short-term or long-term performance programs, except for Mr. Hawkins who was dedicated to the Defense & Space segment (the “Defense Segment”) and received a partial short-term incentive payout based on that segment’s performance.
In addition, for the 2024 short-term incentive program, the Compensation Committee has increased the weighting of the Quality component to 60% of the Company score.
The following are the key metric results for our 2023 executive performance incentive programs, including long-term performance incentives with a vesting period concluding at the end of 2023.
FREE CASH FLOW(1)	EBIT(1)	REVENUE
($374) million TARGET: $0 million	($274) million TARGET: $203 million	$6.048 billion TARGET: $6.549 billion
QUALITY INDEX SCORE	TOTAL STOCKHOLDER RETURN (2021-2023 performance)
0.00(2) TARGET: 1.00	Below 25th percentile TARGET: 50th Percentile
(1) See Appendix A for an explanation and reconciliation of non-GAAP measures.
(2) The Compensation Committee exercised negative discretion, zeroing out the Quality Index score notwithstanding actual metric achievement of 0.80.
The Company’s incentive compensation payouts demonstrate the rigor of the performance targets set by the Compensation Committee and alignment with stockholder interests.
ANNUAL CASH INCENTIVE 1-year performance period	2023 Payout For NEOs 0%(1) of target	2022 Average Payout For NEOs 18% of target	2021 Average Payout For NEOs 80% of target
LONG-TERM PERFORMANCE INCENTIVE 3-year performance period	2021-2023 performance 0% vesting	2020-2022 performance 0% vesting	2019-2021 performance 0% vesting

(1)
No NEOs received any payouts other than Mr. Hawkins, who was dedicated to the Defense Segment and received a partial short-term incentive payout of approximately 19% of target based on that segment’s performance.

PROPOSAL 3— Approval of Amended and Restated Employee Stock Purchase Plan
The Board recommends that stockholders vote “FOR” approval of the Amended and Restated Employee Stock Purchase Plan.
See “Proposal 3 — Approval of Amended and Restated Employee Stock Purchase Plan” beginning on page 73 of this Proxy Statement.

5	Spirit AeroSystems 2024 Proxy Statement

PROPOSAL 4—Ratification of Appointment of Independent Auditors
The Board recommends that stockholders vote “FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2024.
See “Proposal 4 — Ratification of Appointment of Independent Auditors” beginning on page 78 of this Proxy Statement.

PROPOSAL 5—Stockholder Proposal
The Board recommends that stockholders vote “AGAINST” the stockholder proposal titled “Transparency in Political Spending.”
See “Proposal 5 — Stockholder Proposal” beginning on page 81 of this Proxy Statement.

Spirit AeroSystems 2024 Proxy Statement	6

PROPOSAL 1	ELECTION OF DIRECTORS
The Board has nominated each individual listed below for election as a director. The Board has determined it is in the best interests of the Company and its stockholders for each nominee to continue serving on the Board, subject to stockholder approval. All of our directors are elected each year at the Company’s annual meeting of stockholders. The directors elected at the Annual Meeting will serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting of Stockholders”) and until the election and qualification of his or her respective successor, subject to earlier resignation, removal, death, or disability.
Spirit currently has 11 directors, which number may be modified from time to time by the Board. Each of the director nominees has agreed to serve if elected and, as of the date of this Proxy Statement, the Company has no reason to believe that any nominee will be unable to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders’ intention is to vote the proxies for such other person as may be designated by the Board to fill such vacancy.
 The Board unanimously recommends a vote FOR each of the director nominees listed below.
Voting Standard
The Company’s bylaws provide for simple majority voting in an uncontested election of directors. In order for a director nominee to be elected, the votes cast “FOR” the director nominee’s election must exceed the votes cast “AGAINST” the director nominee’s election. In the event that an incumbent nominee does not receive the requisite majority of votes cast in this election, the Company will follow the procedure described under “General Information — What happens if an incumbent director nominee is not elected at the Annual Meeting?” Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on the election of directors. Your broker may not vote your shares on this proposal unless you give voting instructions.
Stephen A. Cambone Independent Director Age: 71 Director Since: 2019
PROFESSIONAL EXPERIENCE:
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Consultant, Techsource (2022-present)

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Consultant, Intelligence and Security Alliance (2021-present)

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Trustee, Rumsfeld Foundation (2012-present)

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Associate Vice Chancellor for Cyber Initiatives, Texas A&M University System (2017-2022)

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Founder, Adirondack Advisors, LLC (2012-2018)

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Senior positions at QinetiQ, Inc. (2007-2012), including Executive Vice President, Strategic Development North America, and President, Missions Solution Group North America

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Under Secretary of Defense for Intelligence, U.S. Department of Defense (“DOD”) (2003-2006) and served in other roles with the DOD from 2001-2003

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2019-present)

COMMITTEE ASSIGNMENTS:
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Audit

■
Risk

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Dr. Cambone brings to the Board extensive expertise in governmental affairs, defense, and intelligence, along with executive leadership experience in the defense technology industry. Dr. Cambone has world-class knowledge of cybersecurity matters and invaluable insight into strategic development, given his years of experience in the private sector and government.

7	Spirit AeroSystems 2024 Proxy Statement

Jane P. Chappell Independent Director Age: 62 Director Since: 2024
PROFESSIONAL EXPERIENCE:
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CEO, Altamira Technologies (2021-present)

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Consultant, Altamira Technologies (2020-2021)

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Consultant, Raytheon Corporation (2020-2021)

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VP, Global Intelligence Solutions, Raytheon Corporation (2015-2019)

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VP, Business Development Intelligence, Information and Services, Raytheon Corporation (2009-2015)

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Various roles, Raytheon Corporation (“Raytheon”) (1983-2009)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2024-present)

COMMITTEE ASSIGNMENTS:
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Governance

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Risk

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Ms. Chappell has over 40 years of experience, 17 years at the executive level, providing operational and strategic leadership in the defense industry. She currently serves as CEO of Altamira Technologies, a national security company in both the defense and intelligence sectors, and is on the Board of Advisors for Lone Star Analysis. Prior to Altamira, Ms. Chappell was with Raytheon for 36 years, where in her last position she was Vice President leading the overall intelligence and commercial ground business with operational, strategy, and customer relationship responsibilities.

Spirit AeroSystems 2024 Proxy Statement	8

Irene M. Esteves Independent Director Age: 65 Director Since: 2015
PROFESSIONAL EXPERIENCE:
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Executive Vice President and Chief Financial Officer, Time Warner Cable Inc. (2011-2013)

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Executive Vice President and Chief Financial Officer, XL Group plc (2010-2011)

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Senior Vice President and Chief Financial Officer, Regions Financial Corporation (2008-2010)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Roper Technologies (2021-present)

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Spirit AeroSystems Holdings, Inc. (2015-present)

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KKR Real Estate Finance Trust Inc. (2018-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Aramark Holdings Corp. (2015-2022)

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RR Donnelley & Sons Co. (2017-2022)

COMMITTEE ASSIGNMENTS:
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Audit (Chair)

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Compensation

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Ms. Esteves has experience in global finance, corporate strategy, human resources, treasury, accounting, tax, risk management, mergers and acquisitions, and investor relations across multiple industries. Ms. Esteves also brings to the Board experience as a public company director. In addition, Ms. Esteves qualifies as an audit committee financial expert under Securities and Exchange Commission (“SEC”) rules.

William A. Fitzgerald Independent Director Age: 63 Director Since: 2021
PROFESSIONAL EXPERIENCE:
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Vice President, Commercial Engines, GE Aviation (2011-2021)

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Vice President GEnx Engine Program, GE Aviation (2010-2011)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2021-present)

COMMITTEE ASSIGNMENTS:
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Audit

■
Governance

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Fitzgerald offers the Board a depth of technical and operational experience from his years of leadership in aviation manufacturing and services. Mr. Fitzgerald has manufacturing, operations, supply chain, and engineering expertise, along with experience in executive management, international operations, and risk management.

9	Spirit AeroSystems 2024 Proxy Statement

Paul E. Fulchino Independent Director Age: 77 Director Since: 2006
PROFESSIONAL EXPERIENCE:
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Operating Partner, AE Industrial Partners (“AEI”) (2015-2023)

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Chairman, AEI HorizonX Ventures (2021-2023)

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Senior Advisor, Boeing (2010-2014)

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Chairman, President, and Chief Executive Officer, Aviall, Inc. (2000-2010) (Aviall became a wholly-owned subsidiary of Boeing in September 2006)

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President and Chief Operating Officer, B/E Aerospace, Inc. (1996-1999)

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President and Vice Chairman, Mercer Management Consulting (1990-1996)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2006-present)

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BigBear.ai (2021-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Wesco Aircraft Holdings, Inc. (2008-2020)

COMMITTEE ASSIGNMENTS:
■
Compensation (Chair)

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Governance

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Fulchino provides the Board with executive leadership experience, and extensive knowledge and expertise regarding the commercial aviation component parts and services industry, the Company’s customers and supply base, compensation and human resource matters, and mergers and acquisitions. Mr. Fulchino also brings to the Board experience as a public company director.

Robert D. Johnson, Chair Independent Director Age: 76 Director Since: 2006
PROFESSIONAL EXPERIENCE:
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Chief Executive Officer, Dubai Aerospace Enterprise Ltd. (2006-2008)

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Chairman, Honeywell Aerospace (2005-2006)

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President and Chief Executive Officer, Honeywell Aerospace (known as Allied Signal Aerospace until 2000) (1999-2005)

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President and Chief Executive Officer, Electronic and Avionics Systems, Honeywell Aerospace (known as Allied Signal Aerospace at the time) (1997-1999)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2006-present)

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Roper Technologies, Inc. (2005-present)

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Spirit Airlines, Inc. (2010-present)

COMMITTEE ASSIGNMENTS:
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Compensation

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Governance

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Johnson, Chair of the Board, has international aviation industry executive leadership experience and executive compensation and human resources experience, and provides the Board with valuable insight and perspective resulting from his expertise in marketing, sales, supply chain, and production operations. Mr. Johnson also brings to the Board experience as a public company director.

Spirit AeroSystems 2024 Proxy Statement	10

Ronald T. Kadish Independent Director Age: 75 Director Since: 2006
PROFESSIONAL EXPERIENCE:
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Consultant, Raytheon (2018-2019)

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Senior Executive Advisor, Booz Allen Hamilton (“BAH”) (2015-2019)

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Executive Vice President, BAH (2005-2015)

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Director, U.S. Missile Defense Agency, U.S. Department of Defense (2002-2004)

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Director, Ballistic Missile Defense Organization, U.S. Department of Defense (1999-2001)

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Commander, Electronic Systems Center, Hanscom Air Force Base (1996-1999)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2006-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Northrop Grumman Innovation Systems, Inc. (formerly known as Orbital ATK, Inc.) (2015-2019)

COMMITTEE ASSIGNMENTS:
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Risk (Chair)

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Governance

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Kadish provides the Board with unique expertise in military, program management, security, international, and governmental matters, including having served three decades in the U.S. Air Force, rising to the rank of Lieutenant General. He delivers critical insight to the Board with respect to enterprise risk management, cybersecurity, global security, and our defense customers’ needs and expectations. Mr. Kadish also brings to the Board experience as a public company director.

John L. Plueger Independent Director Age: 69 Director Since: 2014
PROFESSIONAL EXPERIENCE:
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Chief Executive Officer and President, Air Lease Corporation (“ALC”) (2016-present)

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President and Chief Operating Officer, ALC (2010-2016)

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President and Chief Executive Officer, International Lease Finance Corporation (“ILFC”) (2010)

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President and Chief Operating Officer, ILFC (2002-2010)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2014-present)

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ALC (2010-present)

COMMITTEE ASSIGNMENTS:
■
Audit

■
Compensation

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Plueger provides the Board with valuable insight into aviation operations management stemming from his executive leadership roles at ILFC and ALC. In addition, Mr. Plueger has significant experience in finance and accounting matters as a certified public accountant, having received his training as an auditor from PricewaterhouseCoopers. Mr. Plueger qualifies as an audit committee financial expert under SEC rules. Mr. Plueger also brings to the Board experience as a public company director.

11	Spirit AeroSystems 2024 Proxy Statement

James R. Ray, Jr. Independent Director Age: 60 Director Since: 2022
PROFESSIONAL EXPERIENCE:
■
President and CEO, Commercial Vehicle Group, Inc. (2023-present)

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President, Engineered Fastening, Stanley Black & Decker (2018-2020)

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Various roles, Stanley Black & Decker (2013-2018)

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SVP and General Manager, TE Connectivity, Inc. (2009-2013)

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Various roles, General Motors and Delphi Corporation (1993-2009)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
■
Spirit AeroSystems Holdings, Inc. (2022-present)

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Commercial Vehicle Group, Inc. (2020-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Leslie’s, Inc. (2021-2023)

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RR Donnelley & Sons Co. (2021-2022)

COMMITTEE ASSIGNMENTS:
■
Compensation

■
Risk

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Ray is an experienced senior executive and general manager with diverse global P&L leadership. Mr. Ray brings to the Board expertise in supply chain, business transformation, strategy development and execution, customer relationship management, innovation and technology development, mergers and acquisitions, and global business integration, along with experience as a public company director.

Patrick M. Shanahan Director Age: 61 Director Since: 2021
PROFESSIONAL EXPERIENCE:
■
President and CEO, Spirit AeroSystems, Inc. (2023-Present)

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Acting Secretary of Defense, Department of Defense (2019)

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Deputy Secretary of Defense, Department of Defense (2017-2018)

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Senior Vice President, Supply Chain & Operations, Boeing (2016-2017)

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Senior Vice President and General Manager, Commercial Airplane Programs, Boeing (2008-2016)

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Various roles, Boeing (1986-2007)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
■
Spirit AeroSystems Holdings, Inc. (2021-present)

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Leidos Holdings, Inc. (2022-present)

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CAE, Inc. (2022-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
■
Zanite Acquisition Corporation (2021-2022)

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Shanahan brings to the Board valuable defense knowledge and experience having served as the Acting Secretary of Defense and the 33rd Deputy Secretary of Defense. Mr. Shanahan also offers a unique customer perspective from his extensive leadership career at Boeing. Mr. Shanahan’s experience includes commercial and defense operations, cybersecurity, risk management, compensation oversight, public policy, and international expertise.

Spirit AeroSystems 2024 Proxy Statement	12

Laura H. Wright Independent Director Age: 64 Director Since: 2018
PROFESSIONAL EXPERIENCE:
■
Senior Vice President and Chief Financial Officer, Southwest Airlines Co. (“SWA”) (2004-2012)

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Vice President, Finance, and Treasurer, SWA (2001-2004)

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Treasurer, SWA (1998-2001)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2018-present)

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TE Connectivity Ltd. (2014-present)

■
CMS Energy Corp. (and its wholly-owned subsidiary, Consumers Energy Company) (2013-present)

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JOBY Aviation, Inc. (2021-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
■
Pebblebrook Hotel Trust (2009-2019)

COMMITTEE ASSIGNMENTS:
■
Governance (Chair)

■
Risk

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Ms. Wright has experience in corporate finance and accounting, commercial aviation end-user operations, risk management, and mergers and acquisitions as a result of her position as Senior Vice President and Chief Financial Officer of SWA, and various other financial positions held during her 25-year career at SWA. Ms. Wright worked for Arthur Young & Co. from 1982-1988 prior to joining SWA. Ms. Wright is a certified public accountant and also brings to the Board experience as a public company director.

13	Spirit AeroSystems 2024 Proxy Statement

CORPORATE GOVERNANCE
GOVERNANCE HIGHLIGHTS
INDEPENDENT OVERSIGHT:
10 out of 11 directors are independent

All committees are composed solely of independent directors

Lead independent director is required if Chair and CEO roles not separate (currently the roles are separate)

Regular executive sessions of non-employee directors Regular review of independent director committee roles
BOARD REFRESHMENT:
Four new directors have joined the Board since 2021

Two of our four most recently appointed directors are diverse

Average tenure of our nominees is approximately 8 years, and average age is approximately 68 years old

Annual Board and committee evaluations are conducted

Regularly analyze Board and committee composition and succession

The Board promotes ongoing director education, including through membership in the National Association of Corporate Directors

HIGH GOVERNANCE STANDARDS:
Risk oversight process with separate committee roles

Overboarding policy in place

Two Audit Committee members qualify as audit committee financial experts

Board regularly reviews executive succession plans

Robust stock ownership requirements

for directors and executive officers
Stockholders have the right to call special meetings

Active stockholder engagement program

Annual say-on-pay vote

Annual director elections

Majority voting standard in uncontested director elections

Stockholders have the right to act by written consent

Market-standard proxy access right

Insiders are not permitted to short-sell, hedge, or pledge Company securities

Single class of shares with equal voting rights

The Board is committed to maintaining corporate governance practices that maximize stockholder value. The Company’s Corporate Governance Guidelines (the “Governance Guidelines”) are intended to promote strong independent oversight, transparency, and efficient functioning of the Board and its committees. The Board is responsible for overseeing, counseling, and directing management; ensuring that the long-term interests of our stockholders are being served; reviewing the major risks facing the Company and helping develop strategies to address such risks; assessing adherence to the Company’s standards and policies; and performing the duties and responsibilities assigned to the Board under the Governance Guidelines and our certificate of incorporation, bylaws, and applicable law. The Governance Guidelines speak to a number of different matters, including Board responsibilities, management succession, director conflicts of interest, director compensation, outside board memberships, director age and term limits, and director attendance at meetings, among other things. The Governance Guidelines are available at http://investor.spiritaero.com/corporate-governance/govdocs/default.aspx.

Spirit AeroSystems 2024 Proxy Statement	14

CORPORATE GOVERNANCE  (continued)
Board Leadership
In 2023, the Company modified its Governance Guidelines to require the appointment of a lead independent director at any time that the Chief Executive Officer (“CEO”) and Board Chair roles are not separate. Currently, the Company has separate CEO and Board Chair roles so the Board has not deemed it necessary to appoint a lead independent director. The Board believes that separation of these roles is appropriate for the Company as it maximizes the ability of the CEO to focus on managing Company operations, strategy, and performance, while benefiting from the Board Chair’s independent perspective and insight.
The Board Chair performs the following duties:
■
Approves the agenda for Board meetings;

■
Presides over and manages Board meetings (including meetings of non-employee directors);

■
Presides over and manages stockholder meetings;

■
Serves as a liaison between the CEO and the non-employee directors;

■
Provides feedback to the CEO on behalf of the independent directors regarding business issues and Board management; and

■
Engages with the CEO regularly to discuss Company performance and matters of significance.

Board Composition and Refreshment
Our Board strives to maintain an appropriate balance of tenure and diverse attributes. In order to promote thoughtful Board refreshment, we undertake annual Board and Committee assessments to maintain director accountability and identify areas of improvement. The Board has periodically evaluated age and term limits, along with retirement policies, and has determined that such limits and policies may arbitrarily restrict valuable Board members from service. Instead, the Board has determined that it will continue evaluating its members on their merits based on the contributions they make in the boardroom and their ability to enhance overall Board effectiveness.
Four of our 11 director nominees have joined the Board since 2021, including, most recently, Ms. Chappell, who we are excited to have join our Board. For the appointment of Ms. Chappell to the Board, the Governance Committee retained a third-party international executive search firm, Russell Reynolds, to identify candidates and the firm was paid a customary fee for the search. The Governance Committee reviewed her qualifications in the same manner as it reviews other potential candidates. In addition, following the 2024 Annual Meeting of Stockholders, Mr. Fitzgerald will succeed Mr. Fulchino as Chair of the Compensation Committee. These are intentional steps in implementation of the Board’s succession plans, which are focused on three important priorities: (i) ensuring critical director skills are identified and cultivated, (ii) overlapping longer-tenured directors with newer directors to assist in the transfer of knowledge and overall business continuity, and (iii) the importance of diverse voices, backgrounds, and experiences across Board members. The average age of our directors is 68 years old and the average tenure of our directors is 8 years. Among our four newest directors since 2021, two are diverse. The following are highlights for our directors.

15	Spirit AeroSystems 2024 Proxy Statement

CORPORATE GOVERNANCE  (continued)
	Cambone	Chappell	Esteves	Fitzgerald	Fulchino	Johnson	Kadish	Plueger	Ray	Shanahan	Wright
Gender Diverse		■	■								■
Ethnically Diverse			■						■
Selecting qualified individuals to serve as directors is key to the Board’s performance. The Governance Committee is responsible for evaluating qualified potential candidates to serve on the Board and recommending to the Board nominees to stand for election at the Company’s annual meeting of stockholders. This responsibility is further described in the Governance Committee’s charter (available at: http://investor.spiritaero.com/corporate-governance/govdocs/ default.aspx).
In evaluating candidates, the Governance Committee and Board consider the qualifications and expertise of director candidates individually and in the broader context of the Board’s overall composition, taking into account any particular needs that the

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CORPORATE GOVERNANCE  (continued)
Company may have based on its strategic initiatives, risks, and opportunities. The following table highlights key areas of experience among our director nominees, broken down by individual director as noted across the top of the table.
	Cambone	Chappell	Esteves	Fitzgerald	Fulchino	Johnson	Kadish	Plueger	Ray	Shanahan	Wright
Public Company CEO					■			■	■	■
Public Company CFO			■								■
Aerospace Operations Management		■		■	■	■	■	■	■	■	■
Public Company Board	■		■	■	■	■	■	■	■	■	■
Executive Compensation			■		■	■	■		■	■	■
Risk Management	■	■	■	■		■	■		■	■	■
M&A		■	■		■	■	■		■		■
Senior Government	■						■			■
Cyber	■	■					■		■	■
International	■	■	■	■		■		■	■	■
Defense	■	■				■	■			■
The Company utilizes a variety of methods to assist the Governance Committee in identifying and evaluating potential director candidates, including:
■
A third-party international executive search firm,

■
The New York Stock Exchange’s Board Advisory Council, and

■
Sitting director recommendations and contacts.

When evaluating individual candidates, the Governance Committee considers the personal ethics and values, experience and judgment of each candidate, among other things. It is the Board’s policy that the Board should reflect a diversity of skills, education, backgrounds, personal characteristics, qualifications, experiences, viewpoints, and such other factors as the Governance Committee and Board believe would enhance Board effectiveness. As stated in our Governance Guidelines, “Spirit is committed to considering diverse candidates for the Board across gender, race, ethnicity, and national origin. Any search firm retained to assist the corporate governance and nominating committee in seeking candidates for the Board will affirmatively be instructed to seek to present diverse candidates.” Nominees must have high standards of integrity and ethics and convey a commitment to act in the best interests of the Company and its stockholders.
In addition, the Governance Committee considers the candidates’ employment and other commitments, and evaluates whether the candidates have sufficient time available to efficiently and effectively carry out director duties. For additional information, see the “Overboarding Policy” section below.

17	Spirit AeroSystems 2024 Proxy Statement

CORPORATE GOVERNANCE  (continued)
Director Selection Process
Stockholder Candidates
It is the Governance Committee’s policy to consider candidates nominated by stockholders in compliance with applicable laws, regulations, and the procedures described in the Company’s bylaws and this Proxy Statement. If a stockholder desires to recommend a director candidate for nomination, the stockholder should follow the procedures described under the “Stockholder Proposals and Director Nominations for the 2025 Annual Meeting of Stockholders” heading below. Director candidates recommended by stockholders will be considered and evaluated in the same manner as candidates identified through other sources.
Proxy Access
The Company’s bylaws provide stockholders with a market-standard proxy access right. Specifically, our bylaws permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s Common Stock continuously for at least three years, to nominate and include in the Company’s proxy materials directors constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the applicable requirements in the bylaws.
Annual Evaluations
Each year, the Governance Committee oversees an evaluation of the Board and each committee. The 2023 annual evaluation covered the following topics and incorporated feedback from the senior management team:
■
Board and committee composition in light of the Company’s strategic priorities;

■
Board and committee members’ individual skills and contributions;

■
Effectiveness of Board and committee leadership;

■
Strengths of the Board and committees;

■
Opportunities for improvement;

■
Key decisions made by the Board and the impact of those decisions;

■
Effectiveness of structures and practices; and

■
Quality of the Board’s relationship with management.

Spirit AeroSystems 2024 Proxy Statement	18

CORPORATE GOVERNANCE  (continued)
A summary of the evaluation process is below:

REVIEW OF PROCESS

In October, the Governance Committee annually reviews and approves the method and process of evaluation and specific questions asked during the evaluation.

CONDUCT EVALUATION

From October to December, the Chair of the Governance Committee has a private conversation with each participant and asks the participant each of the specified questions; at the end of the question period, the participant is offered an opportunity to express any other thoughts, comments, or feedback on Board and committee performance and effectiveness.

EVALUATION SUMMARY

A summary of the evaluations is completed and presented for discussion.

ACTIONS TAKEN

In January, the Board and committees together discuss the evaluation summary and decide on actions to be taken.

ONGOING FEEDBACK

Throughout the year, directors provide ongoing feedback to the Chair, committee chairs, CEO, CAO, or General Counsel, as appropriate, outside of the regular evaluation process.

Director Education
Our director education program includes occasional site visits and tours, education seminars on topics of interest conducted by senior management or external advisors, provision of background material on the Company’s operations and strategy, and provision of resources from various educational institutions (including the National Association of Corporate Directors).
Each new Board member receives onboarding training that involves meetings with senior management, business overviews, and presentations on the Code of Conduct, insider trading, and various other policies and procedures. We encourage our directors to attend reputable director education programs sponsored by external advisors and educational institutions.
Director Independence
Consistent with New York Stock Exchange (“NYSE”) rules, SEC rules, and the Company’s Governance Guidelines, our Board consists of a majority of independent directors, and our Audit, Governance, and Compensation Committees each consists solely of independent directors. Directors qualify as independent based on the Board’s determination that the director has no material relationship with the Company (either directly, or as an officer, partner or stockholder of an organization that has a relationship with the Company). The Board performs an independence assessment of each director annually, with the assistance of the Governance Committee, and as circumstances may otherwise require.
In assessing the existence of a material relationship with the Company, the Board considers all relevant transactions, relationships, and arrangements required by NYSE’s independence standards, the SEC, and the Company’s Governance Guidelines, each as

19	Spirit AeroSystems 2024 Proxy Statement

CORPORATE GOVERNANCE  (continued)
applicable to non-employee directors generally and to each committee. The Board examines each director’s involvement through directorships, employment, consulting relationships, or otherwise, with entities with which the Company does business.
When considering the independence of Mr. Fulchino, the Governance Committee and Board considered his role during 2023 as an operating partner of AEI, a private equity firm that has ownership interests in several of the Company’s suppliers. In his role at AEI, Mr. Fulchino assisted with the acquisition, development, and value creation of portfolio companies.
Mr. Fulchino received a retainer from AEI and does not own any equity in AEI. However, Mr. Fulchino received a modest carrying interest upon the sale of certain portfolio companies. Mr. Fulchino was not covered under AEI’s benefit plans or programs, received a Form 1099 from AEI, and was free to be employed by other companies. The Governance Committee and Board affirmatively determined, based on available facts and circumstances, that Mr. Fulchino was not an employee of AEI (for purposes of the independence determination). Further, with respect to the Company’s transactions with the AEI-owned suppliers, each transaction either arose as a result of the entity submitting the most competitive bid out of all bidding suppliers (and thus was not reportable under Item 404 of Regulation S-K) or the Board determined that Mr. Fulchino’s relationship with AEI did not give rise to a material interest. For these and other reasons, the Governance Committee and Board determined that Mr. Fulchino’s relationship with AEI does not give rise to a material relationship that impacts his independence (nor does it create a related person transaction).
Based on an analysis of each director’s affiliations and circumstances, the Board has affirmatively determined that each of the director nominees is independent under the NYSE’s criteria, excluding Mr. Shanahan. All committees of the Board consist solely of independent directors. Mr. Shanahan is not a member of any committee.
Board Committees and Meetings
In carrying out its responsibilities, the Board has created and delegated certain responsibilities to four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee, and the Risk Committee. The Board has adopted written charters for each committee, which are available at: https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx.

Spirit AeroSystems 2024 Proxy Statement	20

CORPORATE GOVERNANCE  (continued)
Information on each committee of the Board is set forth in the table below. Two of our four Board committees are chaired by the women serving on our Board.
Committee	Current Members(1)	Primary Responsibilities	No. of Meetings in 2023
Audit Committee(2)	Irene M. Esteves (Chair) Stephen A. Cambone William A. Fitzgerald John L. Plueger
(1)
Oversee the quality and integrity of the Company’s financial reporting and financial statements.

(2)
Oversee the Company’s compliance with legal and regulatory requirements.

(3)
Engage, compensate, and oversee performance and independence of the independent auditor.

(4)
Oversee performance of the Company’s internal audit function including staffing, compensation, and effectiveness.

(5)
Review and discuss with management and the independent auditors the Company’s earnings releases and quarterly and annual reports on Forms 10-Q and 10-K, and the audit generally.

(6)
Consider the effectiveness of the Company’s internal controls over financial reporting and participate in the resolution of internal control issues, where identified.

(7)
Oversee and participate in the review and resolution of significant deficiencies or material weaknesses, where identified.

(8)
Communicate with the independent auditor on audit control matters and critical audit matters to be described in the independent auditor’s report.

(9)
Oversee financial-related risk exposures and related policies and processes attempting to mitigate such risks.

(10)
Oversee the Company’s Code of Conduct, Insider Trading Policy and the Company’s ethics and compliance program.

6
Compensation Committee	Paul E. Fulchino (Chair) Irene M. Esteves Robert D. Johnson John L. Plueger James R. Ray, Jr.	(1) Review and approve the compensation of the Company’s executive officers, with a focus on linking pay and performance. (2) Oversee the administration of the Company’s compensation plans, policies, and programs. (3) Prepare the Compensation Committee Report in this Proxy Statement. (4) Oversee compensation-related risk exposures and related policies and processes attempting to mitigate such risks. (5) Review and make recommendations to the Board with respect to non-employee director compensation.	9
Governance Committee	Laura H. Wright (Chair) Jane P. Chappell Robert D. Johnson Paul E. Fulchino Ronald T. Kadish William A. Fitzgerald
(1)
Assist the Board in identifying qualified individuals to become Board members, with a focus on substantive skills and the Board’s overall diversity profile.

(2)
Determine the composition of the Board and its committees.

(3)
Lead the annual review of the Board’s and the committees’ performance.

(4)
Develop and implement the Governance Guidelines and recommend to the Board any changes thereto.

(5)
Review and approve, deny, or ratify transactions under the Company’s Related Person Transaction Policy.

(6)
Oversee risks related to the Company’s governance structure.

(7)
Review the Company’s practices and reporting with respect to corporate responsibility, environmental, and social matters.

(8)
Oversee Board refreshment and succession.

6
Risk Committee	Ronald T. Kadish (Chair) Stephen A. Cambone Jane P. Chappell James R. Ray, Jr. Laura H. Wright
(1)
Provide oversight of management’s guidelines, policies, and processes for assessing, monitoring, and mitigating the Company’s critical enterprise risks, including the major strategic, operating, safety/quality, financial, and compliance risks inherent in the Company’s business and core strategies.

(2)
Oversee the effectiveness of the Company’s cybersecurity programs and its practices for identifying, assessing, and mitigating cybersecurity risks.

(3)
Oversee management’s review and assessment of key risks that have the potential to significantly affect the Company’s ability to execute strategy, and determine which risks should be included on the Board’s agenda for discussion.

4

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CORPORATE GOVERNANCE  (continued)
(1)
Following the Annual Meeting we expect membership of the Committees to be as follows: Audit Committee: Irene M. Esteves (Chair and Audit Committee financial expert), Stephen A. Cambone, William A. Fitzgerald, and Laura H. Wright (Audit Committee financial expert); Compensation Committee: William A. Fitzgerald (Chair), Irene M. Esteves, Paul E. Fulchino, Ronald T. Kadish, and John L. Plueger; Governance Committee: Laura H. Wright (Chair), Robert D. Johnson, Jane P. Chappell, Paul E. Fulchino, and James R. Ray; Risk Committee: Ronald T. Kadish (Chair), Robert D. Johnson, Stephen A. Cambone, and Jane P. Chappell.

(2)
The Board has determined that Ms. Esteves and Ms. Wright are, and during his service on the Audit Committee up to the Annual Meeting, that Mr. Plueger was, “audit committee financial experts,” as such term is defined in Item 407(d)(5) of Regulation S-K.

2023 Board and Committee Meetings and Attendance
During 2023, there were 15 meetings of the Board. These meetings were held both in person and virtually. Each of the Company’s directors attended 75% or more of the aggregate of all meetings of the Board and of the committees on which they served in 2023. Our Governance Guidelines provide that director attendance is expected at each annual meeting of stockholders. Each of our directors attended the 2023 annual meeting of stockholders (the “2023 Annual Meeting of Stockholders”).
In addition to scheduled Board meetings, the Board receives regular reports from management detailing financial results, operating highlights and challenges, and updates on strategic initiatives. Following quality or safety-related events, the Board receives weekly or other more frequent updates as appropriate.
Executive Sessions
As part of each quarterly Board meeting in 2023, the Company’s non-employee directors met without management present in an executive session, with Mr. Johnson as Chair presiding over each session. During executive sessions, the non-employee directors reviewed management’s performance, compensation, talent development and succession planning, strategic considerations, corporate governance matters, and other matters of importance. The Company’s independent directors met in executive session at least one time during the year as required by the Governance Guidelines and NYSE rules.

Spirit AeroSystems 2024 Proxy Statement	22

CORPORATE GOVERNANCE  (continued)
Risk Oversight
The Board’s Role in Risk Oversight

BOARD

Responsible for oversight of management as it relates to identification, assessment, mitigation, and general management of risks relating to the Company's strategy and operations. The Board administers this responsibility through its review of corporate strategy and operations, and by delegating certain oversight responsibilities to the appropriate committees for further consideration and evaluation. The Board receives briefings from members of management on key strategic and operational risks during the July Board meeting, during regular management presentations, and as the other committees deem necessary in their Board reports.

RISK COMMITTEE

- Oversees the Company's enterprise risk management framework and material risks facing the Company, including quality and cyber-related risks.
- Reviews management's guidelines, policies, and processes for assessing, monitoring, and mitigating the Company's critical enterprise risks.
- Receives regular reports from senior management detailing areas of risk as well as management and mitigation strategies with respect to such risks.
- Determines which risks need to be included on the Board's agenda for discussion.

AUDIT COMMITTEE

- Oversees financial reporting risks and other risks relating to internal controls, disclosure issues, Ethics Hotline reports, and legal and regulatory issues, including compliance with SEC rules and regulations.
- Conducts annual assessment of most significant risks within committee's purview and reports findings to the Board.

COMPENSATION COMMITTEE

- Oversees executive compensation risks.
- Strives to create incentives that encourage appropriate risk taking and align executives' interests with stockholders' interests.
- Conducts annual assessment of most significant risks within committee's purview and reports findings to the Board.

GOVERNANCE COMMITTEE

- Oversees governance risks relating to Board and committee composition, regulatory compliance, and public company governance matters.
- Conducts annual assessment of most significant risks within committee's purview and reports findings to the Board.
- Oversees environmental sustainability report and related efforts.

Management’s Role in Risk Oversight
The Company’s management is responsible for the identification, assessment, mitigation, and management of risks relating to the Company’s strategy and operations. Apart from reporting to the Board, management engages in a robust enterprise risk management process that involves: (i) creating risk-assessment surveys and conducting interviews; (ii) reviewing, repositioning, and prioritizing identified risks by a risk council composed of executive leadership; (iii) assigning risks to risk owners based on responsibilities with respect to the Company’s strategic objectives; (iv) developing and reporting mitigation plans by the risk owners and risk management team to the risk council; and (v) receiving insights from the Company’s internal audit function. On a quarterly basis, the status of the top risks identified in management’s enterprise risk management process, along with their associated mitigation plans, is presented to the Risk Committee. Risks that the Company focused on in 2023 were heavily centered on quality and safety, but also included matters relating to financial performance recovery, production-rate readiness, supply chain, inflationary pressures, and cybersecurity, among other items.
Cybersecurity
The Risk Committee of the Board is charged with reviewing the Company’s cybersecurity policies and processes. Management reports to the Risk Committee quarterly regarding cyber practices and procedures. The Company requires cybersecurity education and training at all levels of the organization. Spirit works to maintain the confidentiality, integrity, and availability of its information and digital resources through comprehensive and proactive compliance, privacy, incident response, cyber threat

23	Spirit AeroSystems 2024 Proxy Statement

CORPORATE GOVERNANCE  (continued)
management, and enterprise risk programs developed from industry-accepted best practices. The framework for our programs is based on the U.S. Department of Defense Cybersecurity Maturity Model Certification (CMMC) and National Institute of Security and Technology (NIST) Frameworks, U.K. Cyber Defence and Risk (CyDr), Generally Accepted Privacy Program (GAPP) guiding principles, and ISO 27001/2 standards. These standards reflect well-defined processes and best-in-class technology.
Succession Planning
The Board is responsible for overseeing management succession planning. Following the transition from Mr. Gentile to Mr. Shanahan as interim CEO, the Board is actively leading the search for a permanent CEO and is integrally involved in succession planning for other key executive positions. Under ordinary circumstances, the Board reviews candidates for succession with respect to the CEO role and other senior management roles at least twice annually. Succession plans are developed for both ordinary course succession and contingency planning for an unforeseen event. The Board receives updates regularly on the development of succession candidates. Directors engage with potential succession candidates at Board and committee meetings and informal events.
Stockholder Engagement
Our Board recognizes the importance of alignment with our stockholders and places a high priority on stockholder engagement. Our stockholder outreach team includes representatives from various functions including Sustainability, Compensation, Human Resources, Investor Relations, and the Corporate Secretary’s office. Members of our Board and our CEO also participate, as appropriate. We engage proactively with our stockholders throughout the year and the feedback we receive is reviewed with the full Board. Stockholder feedback is instrumental in developing our governance, compensation, and sustainability policies and practices and in informing our business strategy.
In 2023, we continued our expansive stockholder engagement program by reaching out to investors representing roughly 65% of our outstanding shares. We solicited feedback on a variety of topics and received important insights from our stockholders.

Spirit AeroSystems 2024 Proxy Statement	24

CORPORATE GOVERNANCE  (continued)
How We Engage
We engage with our stockholders year-round in a variety of ways:
■
In the fall, we reach out to our largest stockholders (representing roughly 65% of outstanding shares in 2023) to solicit feedback on a variety of topics.

■
We hold calls with stockholders and discuss company performance, compensation, governance priorities, diversity, and sustainability, among other topics.

■
Our investor relations team regularly meets with our stockholders, prospective stockholders, and investment analysts.

■
From time-to-time, we receive unsolicited outreach from stockholders and respond to engage with such stockholders on areas of importance to them.

What We Heard
Below is a summary of the feedback we received in 2023:
■
Positive feedback on the Company’s transition to our interim CEO, Pat Shanahan.

■
Interest in the timeline and key criteria the Governance Committee and Board will apply in the search for a permanent CEO.

■
Requests for additional information on the Company’s efforts to support quality performance.

■
Interest in Board succession and on the overall mix of tenure, diversity, age, and experience on our Board.

How We Responded
The following is a summary of actions taken in response to stockholder feedback (for more details, see also “Say on Pay Vote and Stockholder Engagement” below):
■
The Board is actively searching for a permanent CEO to follow Mr. Shanahan and has identified critical skills and areas of experience that are key to enabling the next CEO to effect the Company’s strategic direction.

■
Improving quality and operational performance are critical priorities for both the Board and executive management teams. The Company continues to evaluate and refine its practices with a fundamental aim of ensuring our people have the resources they need to do the best they can.

■
We are pleased to have Ms. Chappell join our Board, furthering our succession plan and improving our gender profile. Mr. Fitzgerald stepping in as our new Compensation Committee Chair following the Annual Meeting also reflects progress on implementation of our succession plan. We are extremely grateful to Mr. Fulchino and for the years of service he has provided as the Chair of our Compensation Committee. He will continue as a valued member of both the Board and Compensation Committee.

Overboarding Policy
Per our Governance Guidelines, directors are expected to ensure that other commitments, including outside board memberships, do not interfere with their duties and responsibilities as Board members. A director may not serve on the boards of more than four other public companies or, if the director is an active CEO or equivalent of another public company, on the boards of more than two other public companies. In addition, directors must notify the Governance Committee before accepting an invitation to serve on the board of any other for-profit entity. The director must not accept such service until being advised by the Governance Committee Chair that the committee has determined that service on such other board would not create regulatory issues or potential conflicts of interest and would not conflict with the Company’s policies. All directors are in compliance with the Company’s overboarding policy as of the date of this Proxy Statement.

25	Spirit AeroSystems 2024 Proxy Statement

CORPORATE GOVERNANCE  (continued)
Code of Conduct
The Company is committed to high ethical standards and compliance with all laws and regulations applicable to the Company’s business. To support and articulate its commitment and responsibility in this regard, the Company has adopted the Code of Conduct (the “Code”). The Code addresses a number of topics, including the Foreign Corrupt Practices Act, conflicts of interest, safeguarding assets, insider trading, and general adherence to laws and regulations. All directors and employees, including executive officers, must comply with the Code. The Code is available on the Company’s website at:
https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx.
Social Responsibility and Sustainability
In 2023, Spirit published its third annual Sustainability Report (the “Report”), highlighting the Company’s continued progress on meeting its sustainability goals and objectives established in 2021. The Report highlights Sprit’s key accomplishments and utilizes the Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB), and Task Force for Climate-Related Financial Disclosures (TCFD) frameworks. The fourth annual Sustainability Report is expected to be published in 2024, with a continued focus on transparency in our disclosures. Information contained in the Sustainability Report is not incorporated by reference into, and does not constitute a part of, this Proxy Statement.
Pursuant to its charter, the Governance Committee oversees Spirit’s practices and reporting with respect to corporate responsibility, environmental, and social factors that are of significance to the Company and its stakeholders.
Climate Action Plan
Spirit is committed to conducting and managing its business in a manner that protects the environment and supports the transition to a low-carbon economy. We are transitioning to renewable energy at many of our sites across the globe. Additionally, Spirit has set a goal to reduce its absolute Scope 1 and 2 greenhouse gas emissions by 30% below 2019 levels by 2030 and has already achieved significant milestones towards that goal. Our sustainability strategies and programs consider climate, water, waste, and biodiversity.
Diversity, Equity, and Inclusion
At Spirit, we believe our success and the success of our employees depend on a commitment to fostering a diverse and inclusive culture that supports growth and development, along with the diverse skills needed to innovate. We have set a goal to increase representation of women in leadership (senior manager and above globally) to 30%, and minorities in leadership (senior manager and above in the United States) to 20%, by 2025. In 2022, Spirit was named on the Diversity Inc. Top Regional Company list and launched its first “Taking Flight” DE&I Leadership Symposium as well as a new employee business resource group focusing on the engagement and development of our Hispanic/Latino workforce. In 2023, Spirit continued to make progress on these initiatives.
Community Contributions
We believe in the power of innovative solutions, partnerships, and programs that bring communities together. In 2023, Spirit and its employees continued to support local communities, and contributed nearly 12,000 volunteer hours and donated approximately $4.6 million through corporate grants, in-kind contributions, and employee donations.
For more information, visit www.spiritaero.com/company/sustainability/overview/.

Spirit AeroSystems 2024 Proxy Statement	26

CORPORATE GOVERNANCE  (continued)
Related Person Transactions
The Board has adopted a written Related Person Transaction Policy (the “RPT Policy”) that can be found on the Company’s website at https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx. The purpose of the
RPT Policy is to ensure the proper evaluation, approval or ratification, and reporting of related person transactions between Spirit and any of its subsidiaries, on the one hand, and Spirit’s executive officers, directors, significant stockholders and their respective immediate family members and related entities, on the other hand. Such transactions are only appropriate if they are fair to, and in the best interests of, the Company.
Under the RPT Policy, a related person transaction is any transaction in which the Company was, is, or will be a participant, where the amount involved exceeds or may be expected to exceed $120,000, and in which a Related Person (as defined below) has, had, or will have a direct or indirect material interest. The RPT Policy defines a Related Person as a director, director nominee, officer, or 5% stockholder, or any of their immediate family members. The existence of a direct or indirect material interest depends upon individual facts and circumstances and is determined by our General Counsel or the Governance Committee.
The Governance Committee is responsible for reviewing these transactions and determining whether they are fair to, and in the best interests of, the Company. After review of the relevant facts and circumstances, if the Governance Committee concludes a related person transaction is fair to, and in the best interests of, the Company, it may approve or ratify the transaction.
Except as described below, no other transactions occurred since January 1, 2023, that fall within the definition of “related person transaction” in the RPT Policy or under Item 404 of Regulation S-K, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation.”
Alan Young
Kimba Sjogren, who is the spouse of Mr. Young, an executive officer of the Company, is employed by the Company in a non-executive officer position. Ms. Sjogren’s compensation was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions, and without the involvement of Mr. Young. Her total compensation for 2023 was less than $350,000. Ms. Sjogren was hired independently of Mr. Young.
See also “Director Independence” for more information.

For More Information, Governance Documents Are Available on Our Website
We maintain governance documents on our website at: https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx. These documents include, without limitation, our:

■ Bylaws; ■ Governance Guidelines; ■ Committee Charters; ■ Code of Conduct; ■ Severance Policy;	■ Finance Code of Professional Conduct; ■ Supplier Code of Conduct; ■ Related Party Transaction Policy; ■ Discrimination and Harassment Policy; and ■ Anti-Hedging and Pledging Policy.

27	Spirit AeroSystems 2024 Proxy Statement

DIRECTOR COMPENSATION
Overview
Non-employee directors receive annual cash and equity compensation as described below. Equity compensation is granted under the Director Stock Program under the Amended and Restated 2014 Omnibus Incentive Plan, as amended (the “OIP”).
The Compensation Committee reviews non-employee director compensation amounts and practices annually. As part of its review, the Compensation Committee evaluates non-employee director compensation data from the companies in Spirit’s proxy peer group, including data regarding the size of equity awards. In addition, the Compensation Committee confers with its independent compensation consultant on the magnitude and type of non-employee director compensation, and reviews market data and benchmarking surveys provided by the consultant. Based upon that information, the Compensation Committee makes a recommendation to the Board. The Board approves the form and amount of compensation after considering the Compensation Committee’s recommendation.
In developing its recommendations, the Compensation Committee is guided by the following goals with respect to non-employee director compensation:
■
compensation should be market-competitive in relation to similarly situated companies, including the Company’s proxy peer group;

■
compensation should align directors’ interests with the long-term interests of the Company’s stockholders; and

■
the compensation structure should be transparent and easy to understand.

Compensation Elements
The following table describes the elements of our non-employee director compensation program for the 2023-2024 term:
Element	2023-2024 Amounts ($)
Annual Board Cash Retainer	110,000
Annual Board Equity Retainer	150,000
Additional Retainer for Chair of the Board	125,000
Additional Retainer for Chair of the Audit Committee	26,000
Additional Retainer for Chair of the Compensation Committee	21,000
Additional Retainer for Chair of Other Committees	15,000
Cash Retainers
Each Board member receives an annual cash retainer. The Chair of the Board and each committee chair receives an additional cash retainer. Directors may elect to receive their retainers in shares of restricted stock or restricted stock units (“RSUs”) in lieu of cash, but if any director ceases to serve as a director for any reason during the term, any such elective equity award will be forfeited and the director will receive a pro-rated portion of the annual retainer in cash. Except with respect to elective equity awards in lieu of cash, cash compensation is paid quarterly in arrears.
Equity Retainer
Each Board member receives an annual equity retainer, which directors may elect to receive in the form of restricted stock or RSUs. Both types of awards vest if the non-employee director remains continuously in service for the entire term to which the grant relates. If the non-employee director incurs a termination for any reason before the end of the term (before the annual meeting of stockholders following the grant), the awards are forfeited. The Board may, in its discretion, waive this one-year vesting condition (in whole or in part) if it deems it appropriate and in the best interests of the Company to do so. Upon vesting, shares relating to restricted stock awards are delivered to the director free of restriction; however, vested shares underlying RSUs are not delivered

Spirit AeroSystems 2024 Proxy Statement	28

DIRECTOR COMPENSATION  (continued)
to the director until the date that the director leaves the Board. Restricted stock confers voting and dividend rights; dividends accrue during the restricted period and are paid out upon vesting. RSUs do not confer voting rights, but do confer dividend-equivalents; dividend equivalents accrue during the restricted period and thereafter, and are delivered upon settlement. If the awards are forfeited, dividends or dividend-equivalents, as applicable, are also forfeited.
Other Compensation
Directors are reimbursed for out-of-pocket expenses incurred in connection with their Board service. The Company does not provide perquisite allowances to non-employee directors.
Director Stock Ownership Requirements
Pursuant to the Company’s Stock Ownership Guidelines, non-employee directors are required to own stock equal to five times the annual Board cash retainer, which currently amounts to $550,000. Non-employee directors have four years of Board service before they are required to meet the minimum stockholding requirements. Restricted stock and RSUs held by directors are counted in determining whether the minimum stockholding requirements are satisfied. If a director does not meet the minimum stockholding requirements due solely to a decrease in the value of the Company’s stock, the director is not required to acquire additional shares but is required to retain all shares until the requirements are met. Information regarding the current stock ownership of the Company’s non-employee directors can be found below under “Stock Ownership — Beneficial Ownership of Directors and Executive Officers.”
As of February 26, 2024, all non-employee directors were either in compliance with the stock ownership requirements or were on track to achieve compliance in the required time frame.

29	Spirit AeroSystems 2024 Proxy Statement

DIRECTOR COMPENSATION  (continued)
2023 Director Compensation Table
The following table sets forth non-employee director compensation for the fiscal year ended December 31, 2023. Because Mr. Shanahan was appointed as President and Chief Executive Officer of the Company on September 30, 2023, his compensation received for services as a non-employee director prior to such appointment are provided below in the “Summary Compensation Table.” Additionally, since Jane P. Chappell joined our Board in 2024 and received no compensation from us for 2023, she is omitted from the table below.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Stephen A. Cambone	110,302	150,001		260,303
Irene M. Esteves	136,374(4)	150,001		286,375
William A. Fitzgerald	110,302(5)	150,001		260,303
Paul E. Fulchino	131,360(6)	150,001		281,361
Robert D. Johnson	235,646	150,001	2,563	388,210
Ronald T. Kadish	125,343	150,001		275,344
John L. Plueger	110,302(7)	150,001		260,303
James R. Ray	110,302	150,001		260,303
Laura H. Wright	125,343	150,001		275,344

(1)
Includes annual cash retainer and committee or advisory chair retainers earned for 2023, including any such retainers that were paid in the form of restricted stock or RSUs in 2023 or 2024 by the director’s election in lieu of cash compensation for 2023. Ms. Esteves, Mr. Fitzgerald, Mr. Fulchino and Mr. Plueger elected to defer all or a portion of their annual cash retainers for 2023 as set forth in footnotes (4)-(7).

(2)
Represents the aggregate grant date fair value of the stock awards computed in accordance with authoritative guidance on stock-based compensation accounting issued by the Financial Accounting Standards Board (the “FASB”). On May 8, 2023, each non-employee director received an annual grant of 6,120 shares of restricted stock or RSUs with an aggregate value of $150,001 based on $24.51 per share, the closing price of Common Stock on the grant date. As of December 31, 2023, each non-employee director’s aggregate number of unvested restricted stock or RSUs was as follows: Dr. Cambone: 6,120 shares of restricted stock; Ms. Esteves: 11,669 RSUs (includes 5,549 RSUs received in lieu of 2023-2024 term annual cash and committee chair retainers); Mr. Fitzgerald: 10,608 RSUs (includes 4,488 RSUs received in lieu of 2023-2024 term annual cash retainer); Mr. Fulchino: 11,465 shares of restricted stock (includes 5,345 shares of restricted stock received in lieu of 2023-2024 term annual cash and committee chair retainers); Mr. Johnson: 6,120 shares of restricted stock; Mr. Kadish: 6,120 shares of restricted stock; Mr. Plueger: 10,608 RSUs (includes 4,488 RSUs received in lieu of 2023-2024 term annual cash retainer); Mr. Ray: 6,120 RSUs; and Ms. Wright: 6,120 shares of restricted stock. Note that any RSUs or shares of restricted stock received in lieu of annual cash and committee chair retainers described in this footnote were granted in 2023 and relate to retainers earned over the director’s 2023-2024 annual term, which covers portions of two calendar years, and that upon any termination of services of the director during the outstanding term, the equity award will be canceled, and a cash payment will be made therein that is equal to the cash amounts earned by the director through the date of such termination of service.

(3)
For Mr. Johnson, amount reflects personal travel costs.

(4)
Includes $136,374 in annual cash and committee chair retainers that were paid in the form of 5,176 RSUs for Ms. Esteves pursuant to her election. The RSUs were granted to Ms. Esteves in part on May 9, 2022, and in part on May 8, 2023, and are included in this disclosure because the RSUs were granted in lieu of cash payments earned for service in 2023.

(5)
Includes $110,302 in annual cash retainer that was paid in the form of 4,187 RSUs for Mr. Fitzgerald pursuant to his election. The RSUs were granted to Mr. Fitzgerald in part on May 9, 2022, and in part on May 8, 2023, and are included in this disclosure because the RSUs were granted in lieu of cash payments earned for service in 2023.

(6)
Includes $131,360 in annual cash retainer and committee chair retainers that were paid in the form of 4,986 shares of restricted stock for Mr. Fulchino pursuant to his election. The restricted stock was granted to Mr. Fulchino in part on May 9, 2022, and in part on May 8, 2023, and is included in this disclosure because the restricted stock was granted in lieu of cash payments earned for service in 2023.

(7)
Includes $110,302 in annual cash retainer that was paid in the form of 4,187 RSUs for Mr. Plueger pursuant to his election. The RSUs were granted to Mr. Plueger in part on May 9, 2022, and in part on May 8, 2023, and is included in this disclosure because the RSUs were granted in lieu of cash payments earned for service in 2023.

Spirit AeroSystems 2024 Proxy Statement	30

STOCK OWNERSHIP
Beneficial Ownership of Directors and Executive Officers
The following table sets forth, as of February 26, 2024, the shares of Common Stock beneficially owned by each director and executive officer, individually and as a group. Our directors and executive officers beneficially own less than 1.0% of our Common Stock both individually and in the aggregate. For purposes of the table, shares are considered to be beneficially owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to the shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days after February 26, 2024.
Name	Common Stock Beneficially Owned	RSUs Vesting Within 60 Days of Record Date	Time-Based Restricted Stock(1)	Total Common Stock Beneficially Owned	Unvested RSUs(2)	Total Common Stock Beneficially Owned Plus Unvested RSUs
DIRECTORS Stephen A. Cambone	13,249	1,356	6,120	20,725	—	20,725
Jane P. Chappell	—	—	—	—	—	—
Irene M. Esteves	—	44,678	—	44,678	11,669	56,347
William A. Fitzgerald	—	10,539	—	10,539	10,608	21,147
Paul E. Fulchino	40,791	—	11,465	52,256	—	52,256
Robert D. Johnson	22,416	—	6,120	28,536	—	28,536
Ronald T. Kadish	33,354	—	6,120	39,474	—	39,474
John L. Plueger	35,711	13,026	—	48,737	10,608	59,345
James R. Ray, Jr.	—	5,625	—	5,625	6,120	11,745
Laura H. Wright	18,109	—	6,120	24,229	—	24,229
EXECUTIVE OFFICERS Patrick M. Shanahan	6,022	—	6,120	12,142	495,662	507,804
Thomas C. Gentile III(3)	299,477	—	—	299,477	—	299,477
Mark J. Suchinski	47,525	—	—	47,525	43,391	90,916
Samantha J. Marnick(4)	76,555	—	—	76,555	—	76,555
Duane F. Hawkins(5)	79,369	17,211	—	96,580	—	96,580
William E. Brown	48,781	—	—	48,781	25,217	73,998
Scott M. McLarty	25,693	—	—	25,693	20,850	46,543
Alan W. Young(6)	32,803	2,500	—	35,303	25,234	60,537
All current executive officers and directors as a group (24 persons)	892,354	116,282	42,065	1,050,701	730,292	1,780,993

(1)
For directors: includes unvested time-based restricted stock awards but excludes RSUs. RSUs do not confer voting rights until they are settled upon the director’s departure, as described in footnote (2) below. This column does not include any time-based or performance-based restricted stock units as they do not confer voting rights.

(2)
For directors: RSUs vest after one year of service as a director. However, RSUs are not payable until the director’s termination of service. At such time, the RSUs will be settled, at the Board’s option, in cash or shares of Common Stock based on the market value of Common Stock upon termination of service. Because of this, all vested RSUs are included under the “RSUs Vesting within 60 days of Record Date” column. The RSUs included under the “RSUs” column are currently unvested. For executives: reflects time-based RSUs granted in 2022,2023 and 2024 that were still unvested. Does not include performance-based restricted stock units.

(3)
Mr. Gentile was appointed to the position of President and Chief Executive Officer on August 1, 2016, and ceased to serve in the position on September 30, 2023. However, Mr. Gentile vested in 91,978 of his restricted stock units in February 2024, pursuant to the terms of his separation agreement and based on satisfaction of certain post-termination covenants.

(4)
Ms. Marnick was appointed to the position of Executive Vice President and Chief Operating Officer and President of Commercial on July 28, 2020, and ceased to serve in the position on November 27, 2023. For Ms. Marnick, values shown assume no transactions have taken place after Ms. Marnick’s receipt of severance benefits following her departure from the position.

(5)
Mr. Hawkins reached retirement eligibility for time-based restricted stock units in 2020 and, accordingly, all outstanding time-based restricted stock units are included under the “RSUs Vesting within 60 days of Record Date” column.

31	Spirit AeroSystems 2024 Proxy Statement

STOCK OWNERSHIP  (continued)
(6)
The amounts reflected as beneficially owned by Mr. Young also include 3,103 shares held by certain family members, including his spouse, and the shares reflected as subject to Mr. Young’s RSUs include 2,806 RSUs held by his spouse. Mr. Young disclaims beneficial ownership of all such shares and RSUs held by these family members, except to the extent of any pecuniary interest therein.

Beneficial Ownership of Major Stockholders
The following table sets forth information with respect to beneficial owners of more than 5% of the Common Stock as of February 26, 2024. The information set forth below is based on ownership statements filed with the SEC pursuant to Section 15(d) or 13(g) of the Exchange Act.
Name	Amount of Shares Beneficially Owned	Percentage of Common Stock	Sole Voting Shares	Shared Voting Shares	Sole Investment Shares	Shared Investment Shares
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	10,844,853	9.35%	—	38,511	10,702,407	142,446
T. Rowe Price Associates, Inc.(2) 100 E. Pratt Street Baltimore, MD 21202	10,018,729	8.6%	4,141,144	—	10,018,729	—
FMR LLC(3) 245 Summer Street Boston, MA 02210	8,407,243	7.23%	8,407,243	—	8,407,243	—
Blackrock, Inc.(4) 55 E. 52nd St. New York, NY 10005	6,948,851	6.1%	6,603,047	—	6,948,851	—
Hill City Capital Master Fund LP(5) 121 High St. 3rd Floor Boston, MA 02110	5,700,000	5.4%	5,700,000	—	5,700,000	—

(1)
Information is based on an amended Schedule 13G filed with the SEC on February 13, 2024.

(2)
Information is based on an amended Schedule 13G filed with the SEC on February 14, 2024.

(3)
Information is based on a Schedule 13G filed with the SEC on February 9, 2024.

(4)
Information is based on an amended Schedule 13G filed with the SEC on January 29, 2024.

(5)
Information is based on an amended Schedule 13G filed with the SEC on February 13, 2024.

Delinquent Section 16(a) Reports
To the Company’s knowledge, based solely on a review of reports filed under Section 16(a) of the Exchange Act and certain reporting persons’ written representations, the Company believes that all filings required to be made by reporting persons holding Common Stock were timely filed in accordance with Section 16(a) of the Exchange Act in 2023, except for Mr. Plueger’s Form 4 due on May 10, 2023, which was missed due to technical difficulties. A Form 4 was filed for Mr. Plueger on May 11, 2023.

Spirit AeroSystems 2024 Proxy Statement	32

PROPOSAL 2	ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are seeking advisory approval of the compensation of our named executive officers (“NEOs”), as set forth in the following “Compensation Discussion and Analysis” section. This “say-on-pay” vote is intended to address the overall compensation of the Company’s NEOs and the objectives, policies, and practices described in this Proxy Statement. We conduct a say-on-pay vote annually. The Board believes that our executive compensation promotes stockholder interests by providing a strong link between pay and performance consistent with practices across the Company’s peer group.
Accordingly, the Board asks the Company’s stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed by the Company pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and disclosures.”
The Board and Compensation Committee will review the voting results of Proposal 2 and take them into consideration when making future decisions regarding executive compensation.
Based on the voting results at the Company’s 2023 Annual Meeting of Stockholders with respect to the frequency of stockholder advisory votes to approve the compensation of the Company’s Named Executive Officers (the “Frequency Vote”), the Company decided to include an advisory vote to approve the compensation of its Named Executive Officers in its proxy materials on an annual basis. The next required Frequency Vote is scheduled for the Company’s 2029 Annual Meeting of Stockholders.
 The Board recommends you vote “FOR” the resolution approving the compensation of our named executive officers.
Voting Standard

The affirmative vote of a majority of votes cast, in person or by proxy, will constitute the stockholders’ non-binding approval with respect to Proposal 2. A stockholder may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 2. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on this Proposal 2. Before voting on this proposal, stockholders are encouraged to read and consider the proposal as described herein.
Proposal 2 is considered a non-routine matter under NYSE rules. Under the NYSE rules, brokers are prohibited from giving proxies to vote on non-routine matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 2 if you want your broker to vote your shares on the matter.

33	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance	46
Other Compensation Elements and Information	49
Executive Compensation Tables	51
Employment and Separation Agreements	62
Potential Payments Upon Termination or Change in Control.	64
2023 CEO Pay Ratio	68
Compensation Committee Report	72

This Compensation Discussion and Analysis makes reference to financial data derived from our financial statements prepared in accordance with generally accepted accounting principles (“GAAP”) and certain other financial data prepared using non-GAAP components. For a description of how such non-GAAP measures are calculated, as well as a reconciliation to the most comparable GAAP measures, see “Non-GAAP Financial Measures” set forth in Appendix A.
2023 Named Executive Officers
This section describes the 2023 compensation program and plans for our NEOs.
Due to quality performance during 2023, the Compensation Committee exercised negative discretion on the Quality component of the short-term incentive program notwithstanding actual metric achievement. This resulted in no NEO payouts for 2023 under either the short-term or long-term performance programs, except for Mr. Hawkins who was dedicated to the Defense Segment and received a partial short-term incentive payout based on that segment’s performance.
In addition, for the 2024 short-term incentive program, the Compensation Committee has increased the weighting of the Quality component to 60% of the Company score.
Our 2023 NEOs were:
Patrick M. Shanahan(1)	President and Chief Executive Officer
Mark J. Suchinski	Senior Vice President and Chief Financial Officer
Scott M. McLarty	Senior Vice President, Airbus & Regional/Business Jets Programs
William E. Brown(2)	Senior Vice President, Quality
Alan W. Young	Senior Vice President and Chief Procurement Officer
Duane F. Hawkins(3)	Senior Advisor
Thomas C. Gentile III(4)	Former President and Chief Executive Officer
Samantha J. Marnick(5)	Former Executive Vice President, Chief Operating Officer, and President, Commercial

(1)
Mr. Shanahan was appointed President and Chief Executive Officer of the Company, effective September 30, 2023.

(2)
Mr. Brown is retiring as an executive officer effective March 17, 2024, but will continue as an employee of the Company to facilitate an orderly transition through March 17, 2025, or such other date mutually agreed.

(3)
Mr. Hawkins retired as an executive officer effective April 1, 2023, but continues as an employee of the Company to facilitate an orderly transition through April 1, 2024, or such other date mutually agreed.

Spirit AeroSystems 2024 Proxy Statement	34

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
(4)
Mr. Gentile separated employment with the Company effective September 30, 2023.

(5)
Ms. Marnick separated employment with the Company effective November 27, 2023.

For a full description of the compensation we pay to our NEOs, please review this section and the related compensation tables carefully.
Say on Pay Vote and Stockholder Engagement
We are pleased that the Company’s say on pay proposal at our 2023 Annual Meeting of Stockholders received more than 91% support, which is a significant improvement over prior years. In 2023 we reached out to stockholders representing nearly 70% of the Company’s outstanding shares as part of our annual engagement program. Through these engagements, some of which included our CEO and the Chair of our Governance Committee, we received valuable feedback on a variety of topics. There were three key themes in this feedback relating to executive compensation, which are set forth below. The Board and Compensation Committee consider this feedback when making decisions. See also “Stockholder Engagement” above.
What We Heard	How We Are Responding
Quality is paramount.
■
Due to quality performance during 2023, the Compensation Committee exercised negative discretion on the Quality component of the short-term incentive program notwithstanding actual metric achievement.

■
For our 2024 annual cash incentive, we are developing revised quality measures and have substantially increased the weighting for the Quality metric to 60% of the Company total.

■
We are working to support our team’s quality performance by ensuring they have the resources they need to do the best they can, including through the application of human-assisted technology and automation.

Finding the right permanent CEO and ensuring a smooth transition is a top priority.
■
The Board is highly focused on the permanent CEO search. We have engaged an external search firm and identified key attributes, including:

■
Results-driven leader

■
Quality and lean operations centric

■
Customer mindset

■
Ability to transform culture

Board succession continues to be an important priority.
■
Following the Annual Meeting, Mr. Fitzgerald will succeed Mr. Fulchino as Chair of the Compensation Committee. Mr. Fulchino will remain on the Compensation Committee to ensure a smooth transition.

■
We are excited to have added Jane Chappell to our Board.

How Performance Determines Pay
Mr. Shanahan has stepped into the CEO role at a critical time for Spirit. A variety of challenges over recent years have continued to put pressure on the normalization of operations. Mr. Shanahan is uniquely situated to lead Spirit at this critical time while the Board continues its search for a permanent CEO. His extensive experience spanning decades at Boeing and top leadership at the Department of Defense give him an exceptionally deep understanding of the industry and our products. As a result, Mr. Shanahan was awarded a compensation package that reflects these contributions, the primary elements of which are set forth below.

35	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
	Base Salary (Annualized) ($)	RSU Grant ($)
Patrick M. Shanahan, President and CEO	$2,000,000	$8,000,000(1)

(1)
Mr. Shanahan received a one-time grant of RSUs under the LTIP maintained pursuant to and in accordance with the terms and conditions of the OIP, with a grant date value of approximately $8,000,000 (the “RSU Grant”). The grant date value of the RSU Grant is based on the number of shares subject to the grant multiplied by $16.14, the per share closing price of our Common Stock on Friday, September 29, 2023.

Mr. Shanahan’s compensation package consists primarily of stock compensation to drive focus on market performance. The Compensation Committee carefully considered his unique position as interim CEO during this critical transition period. The RSU Grant was intentionally structured in light of the interim nature of his role, making more traditional compensation practices inappropriate. The Board expects to continue to benefit from Mr. Shanahan’s experience following the installment of a permanent CEO. Mr. Shanahan will bring a further enhanced perspective to the Board at that time, having directly run the company as CEO.
2023 Incentive Programs
In 2023, our Compensation programs were focused on fundamental financial performance, particularly cash performance, consistent with the feedback we received from our stockholders. For 2023 grants under our long-term performance incentive program, we added a Free Cash Flow (“FCF”) metric and a Revenue Growth (“RG”) metric. For our 2023 annual cash incentive, we primarily used financial performance metrics and introduced segment specific metrics as well. Our 2023 incentive programs included the following:
2023 Annual Cash Incentive	2023 Long-Term Incentive

■
No individual performance component.

■
For segment-dedicated individuals, the incentive is weighted 50% company metrics and 50% segment metrics. For non-segment-dedicated individuals the weighting is 100% company metrics.

■
Company metrics:

■
Free Cash Flow (40%)

■
EBIT (20%)

■
Revenue (20%)

■
Quality (20%)

■
Segment (Commercial, Defense & Space, and Aftermarket) metrics:

■
Segment Profit (80%)

■
Segment Revenue (20%)

■
Updated our primary compensation benchmarking peer group reflecting market dynamics and the most appropriate peer companies.

■
50% time-based and 50% performance-based (adjusted in 2022 from prior use of 60% time-based and 40% performance-based)

■
Metrics and weightings for the performance-based component:

■
Relative TSR (50%)

■
Free Cash Flow (25%)

■
Revenue Growth (25%)

■
Maintained a secondary peer group specific to relative TSR to maximize effectiveness of the metric as an incentive tool.

Looking Forward: 2024 Incentive Programs
For 2024 grants under our long-term performance incentive program, we have simplified the program with the use of relative TSR as the only metric. This is intended to align management focus with stockholder interests. For our 2024 annual cash incentive, we are developing revised quality measures and have substantially increased the weighting for the Quality metric to 60% of the Company score. We also expect to use similar financial metrics as in prior years.

Spirit AeroSystems 2024 Proxy Statement	36

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Due to the rigor being applied in development of revised quality metrics, continued uncertainty surrounding recent quality events, and ongoing regulatory review, these metrics are not final as of the date of this Proxy Statement but will be disclosed in our 2025 proxy statement.
2024 Annual Cash Incentive	2024 Long-Term Incentive

■
Increased weighting of Quality metric to 60% of total Company score

■
Other details not final as of the date of this Proxy Statement, but to include:

■
Revised quality measures

■
Similar financial metrics as used in prior years

■ 50% time-based and 50% performance-based. ■ Relative TSR (100%) for the performance-based component
Executive Compensation Plan Design
The objectives of our executive compensation programs are to:
■
attract, retain, and motivate highly qualified executives;

■
promote absolute performance through the use of structured incentives;

■
align pay with relative performance by developing and benchmarking against an appropriate peer group (see “Peer Benchmarking”);

■
link the interests of our NEOs with those of our stockholders, including by using TSR as a compensation incentive metric; and

■
manage appropriate risk-taking through the use of performance measures, payment caps, clawback policies, and other tools.

37	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
What We Do	What We Don’t Do
Pay-for-Performance. A significant portion of direct NEO pay on average is tied to performance results	Ongoing Accruals. No ongoing accruals under defined-benefit Supplemental Executive Retirement Plan
Peer Benchmarking. Compensation packages are benchmarked against peers through relative metrics	Share Recycling. No share recycling (other than in the context of forfeited shares)
Limit Awards. Payout of annual cash incentive and performance-based restricted stock unit awards is capped at 200%	Hedging, Pledging, and Shorts. No short selling, pledging, or hedging Company stock
Performance Weighting. Long-term incentive grants are weighted 50% performance and 50% time-based since 2022	Enhanced Benefit Plans. No enhanced health and welfare benefit plans for executives
Equity Incentives. Long-term incentives are paid entirely in Common Stock	Guaranteed Payouts. No guaranteed payouts on performance-based equity compensation (except for upon death or disability)
Clawback Policy. The Company’s short- and long-term incentive awards are subject to clawback provisions	Dividends on Unvested Shares. No dividend payments on time- or performance-based restricted stock unit awards until they vest
Stock Ownership Requirements. Our executives are required to maintain stock ownership measured as a multiple of base salary (5x for CEO, 3x for EVP/SVP, 1x for VP)	Tax Gross-Ups. No tax gross-ups related to a change in control
Annual Say-on-Pay. Stockholders cast an annual advisory say-on-pay vote
Single-Trigger Change in Control. No payment of cash severance or vesting of equity awards solely upon a change in control (such benefits are provided upon a qualifying termination following a change in control)

Independent Consultant. The Compensation Committee uses an independent compensation consultant and assesses independence annually	No “Evergreen” Provisions in Omnibus Incentive Plan. We have no “evergreen” provisions in our stockholder-approved incentive plan that would allow continuous share pool refreshment
Rigorous Targets. Performance targets are rigorous and tied to key measures of profitability and performance
Setting Target Pay
The Compensation Committee reviews and approves the target pay levels for our NEOs with respect to salary, our annual cash incentive, and our long-term incentives. In setting these levels, the Compensation Committee works with management and external advisors, including our independent compensation consultant, and reviews the following:
■
the Company’s compensation objectives;

■
peer group compensation levels and broad survey data provided by the Compensation Committee’s independent compensation consultant, along with other market data;

■
each NEO’s position responsibilities, goals, and challenges; and

■
the experience, prior performance, and potential of each NEO.

The Company generally sets total annual direct compensation (consisting of base salary, the annual cash incentive, and long-term incentives) of the NEOs at a target level that is at or around the market median, subject to individual circumstances and exceptions. Additional information about the Company’s peer group can be found under the “Peer Benchmarking” section.
Aligning Pay with Performance
The 2023 compensation structure (excluding perquisite, “other” compensation, and changes in pension value) for our CEO and the other NEOs is described in the chart below. A significant portion of our NEOs’ direct compensation is delivered through

Spirit AeroSystems 2024 Proxy Statement	38

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
performance-based pay. Our interim CEO’s compensation was intentionally structured with the use of time-based shares in light of the unique nature of the interim role and of Mr. Shanahan’s substantial value and experience.
Our Pay Metrics
The table below explains the metrics and inputs used to measure performance and determine 2023 compensation. We strive to design incentive plans that challenge our executives and drive achievement, but are also achievable at target performance, with less frequent achievement of maximum performance and below threshold performance.
Program	Metric/Input	Company Weight(1)	Segment Weight(1)	Scale	Rationale for Metric
Annual Cash Incentive — Company Performance	Company Free Cash Flow(2)	40%	20%	Maximum: $75 million Target: $0 million Threshold: ($100 million)	Managing cash is a key priority for the Company as the commercial aviation recovery continues. Our stockholders have expressed strong support for incentive metrics focused on cash generation.
	Company EBIT(2)	20%	10%	Maximum: $278 million Target: $203 million Threshold: $98 million	EBIT improvement supports long- and short-term goals and reflects the Company’s ability to operate profitably.
	Company Revenue	20%	10%	Maximum: $6.699 billion Target: $6.549 billion Threshold: $6.274 billion	Revenue achievement reflects our ability to deliver on commercial aircraft production rate increases.
	Company Quality	20%	10%	Maximum: 2.0 Target: 1.0 Threshold: 0.5	Quality is critical to our business. The Compensation Committee exercised negative discretion on the Quality Index Score for 2023 and is substantially increasing its weighting for 2024.
	Defense Segment Profit(1)	—	40%	Maximum: $112 million Target: $101 million Threshold: $86 million	Incentivizes sound decision-making and operational efficiency.
	Defense Segment Revenue(1)	—	10%	Maximum: $827 million Target: $797 million Threshold: $747 million	As with Company revenue, achievement reflects the ability of our Defense Segment to execute program performance through growth.
Long-Term Incentive Program	Stock Price (Time-Based RSUs)	50%(3)		Three-year vesting period	Promotes stockholder alignment through stock price performance and executive retention by requiring continuous employment.
	TSR (Performance-Based RSUs)	50%(3)		Maximum: 75th percentile Target: 50th percentile Threshold: 25th percentile	Aligns NEOs’ interests with our stockholders’ by measuring the Company’s TSR percentile rank against its peers over a three-year period.

(1)
For segment-dedicated individuals, the incentive is weighted 50% company metrics and 50% segment metrics. For non-segment-dedicated individuals the weighting is 100% company metrics. For 2023, our segment-dedicated NEOs included only Mr. Hawkins who was dedicated to the Defense Segment.

(2)
Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

(3)
50% time-based and 50% performance-based long-term incentive split began with grants in 2022, prior to which grants were 60% time-based and 40% performance-based.

Peer Benchmarking
In order to effectively attract, motivate, and retain our executives, the Compensation Committee regularly examines market data for both pay levels and pay practices with the assistance of our independent compensation consultant. Benchmarking data provides

39	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
valuable insights regarding market practices, and the Compensation Committee generally targets the median compensation range for our executives. However, we do not use a formulaic approach to determining competitive pay levels and will deviate from that range to address business needs, individual performance, internal pay equity across the executive team, and succession planning.
Given the unique nature of the Company’s business, and the lack of true direct competitors in the market, it was challenging to develop a single set of peer companies for purposes of compensation benchmarking. While certain companies conduct business in areas that overlap with ours, many are either much smaller or much larger in scope with limited direct overlap. In addition, the Company’s profile is evolving through the commercial aerospace recovery and as our segments grow. To address these challenges, beginning in 2022, the Compensation Committee developed both a primary compensation peer group and a secondary peer group for benchmarking relative TSR performance.
Specific factors considered in determining companies for inclusion in these peer groups included:
■ Overall size	■ Similarities in capital intensity
■ Scope of operations	■ Stock price movement correlation
■ Aerospace and defense industry	■ Industrial operations
■ Overlapping market competitors	■ Domestic and international revenue mix
■ Executive talent competitors
Based on the above factors, the Compensation Committee approved the following peer groups for 2023:
Primary Compensation Peer Group	Relative TSR Peer Group
AAR Corp.	A.O. Smith	Northrop Grumman
Curtiss-Wright	AAR Corp.	Oshkosh Corporation
Hexcel Corporation	Crane Co	Owens Corning
Howmet Aerospace	Curtiss-Wright	Parker Hannifin
Huntington Ingalls	Eaton Corporation	Parsons Corporation
L3 Harris Technologies	General Dynamics	Pentair plc
Lennox International Inc.	Hexcel Corporation	Rockwell Automation
Moog Inc.	Howmet Aerospace	Stanley Black & Decker
Oshkosh Corporation	Hubbell Incorporated	Teledyne Technologies
Owens Corning	Huntington Ingalls	Textron
Parker Hannifin	IDEX Corporation	The Timken Company
Parsons Corporation	Illinois Tool Works	Trane Technologies
Textron	ITT Inc.	TransDigm Group Incorporated
TransDigm Group Incorporated	L3 Harris Technologies	Triumph Group
Triumph Group	Lennox International	Xylem, Inc.
Moog Inc.
2023 Performance and Payouts
The three major components of the Company’s compensation program (base salary, annual cash incentive, and long-term incentive) are each described below.

Spirit AeroSystems 2024 Proxy Statement	40

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Base Salary
Base salary is a fixed cash amount designed to attract, retain, and motivate executive officers, taking into consideration responsibilities, experience, breadth of role, and overall performance. The Company reviews each NEO’s base salary annually in January and makes appropriate adjustments to account for individual performance, market movement, and any change in responsibilities or circumstances. Base salary is paid in cash bi-weekly.
Annual Cash Incentive
The Annual Cash Incentive (“ACI”) is designed to incentivize achievement of annual performance objectives that are tied to our business plan and drive stockholder value. Under the ACI, each NEO, other than Mr. Shanahan, is assigned a target award opportunity, expressed as a percentage of the NEO’s base salary. Mr. Shanahan does not participate in the ACI program. The 2023 target award opportunity for our other NEOs is set forth in the “2023 ACI Payouts” table below. The Compensation Committee set each NEO’s target taking into consideration peer group market data and the NEO’s responsibilities, experience, breadth of role, and overall performance.
Payout of the ACI depends on the attainment of performance goals and can be between 0% and 200% of target. The objectives of the ACI are to support our pay-for-performance philosophy, align awards with stockholder interests, and motivate executives to achieve the Company’s near-term priorities that drive long-term performance. The NEOs’ ACIs are based solely on Company performance with the exception of Mr. Hawkins, who is dedicated to our Defense Segment and for whom a Defense Segment specific element is included. There is no individual performance component to the ACI.
The Compensation Committee measures performance using a scale of 0.0 to 2.0; 0.0 for unacceptable performance and 2.0 for exceptional performance. Payout of the ACI is in cash and typically occurs in February of the following year.
2023 ACI Performance
For the 2023 ACI, the Company performance measures and related performance goals were based on Free Cash Flow (40%), EBIT (20%), Revenue (20%), and Quality (20%). For Mr. Hawkins, the Company performance measures accounted for half of his metric performance, and the other half was the Defense Segment Profit (80%) and Revenue (20%).
The table below shows achieved results against each performance goal, which yielded a score of 0.16 out of a potential score of 2.00. However, due to quality performance during 2023 the Compensation Committee exercised negative discretion on the Quality component of the ACI notwithstanding actual achievement. This resulted in no payouts for 2023 under the ACI to our NEOs except for Mr. Hawkins, who received a partial payout based on the Defense Segment’s performance. This limited payment demonstrates rigor in both setting of the metrics and in their application by the Committee. In addition, for each of the ACI financial performance metrics (Free Cash Flow, EBIT, and Revenue), the 2023 targets were more rigorous than 2022 actual achievement levels: Free Cash Flow targeted over $500 million of improvement over 2022 achievement; EBIT targeted nearly $500 million of improvement over 2022 achievement; and Revenue targeted nearly $1.7 billion of improvement over 2022 achievement.

41	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
2023 ACI Company Metrics Performance
($ in millions)
Measure	Company Weight	Defense Weight(2)	Threshold	Target	Maximum	Actual Result	Prior Year Achievement	Assessment	Weighted Score
FCF(1)	40%	20%	($100)	$0	$75	($374)	($516)	Below Threshold	0.00
EBIT(1)	20%	10%	$98	$203	$278	($274)	($295)	Below Threshold	0.00
Revenue	20%	10%	$6,274	$6,549	$6,699	$6,048	$5,030	Below Threshold	0.00
Quality	20%	10%	0.5	1	2	0.8	0.9	Below Target	0.16
Defense Profit	—	40%	$86	$101	$112	$54	—	Below Threshold	0.00
Defense Revenue	—	10%	$747	$797	$827	$795	—	Above Target	0.96
Total Company Score									0.00(3)
Total Defense Score(2)									0.192

(1)
Free Cash Flow and Earnings Before Interest and Taxes; please see Appendix A for an explanation and reconciliation of non-GAAP measures.

(2)
Only applicable to Mr. Hawkins as a result of his role being dedicated to the Defense Segment.

(3)
Reflects the Compensation Committee’s exercise of negative discretion due to quality performance during 2023.

2023 ACI Payouts
Due to the Compensation Committee’s exercise of negative discretion, none of our NEOs received any ACI payout for the 2023 year except for Mr. Hawkins who received a partial payout of $44,803 based on the fact that he was dedicated to the Defense Segment and half of his ACI opportunity was tied to that segment’s performance. The following table shows each NEO’s target award and, for Mr. Hawkins, the actual award payout is calculated as the target award multiplied by the weighted Company score.
NEO	Target Award (%)	Target Award ($)	Actual Award ($)	Actual as a % of Target
Patrick M. Shanahan	Not eligible	Not eligible	N/A	N/A
Mark J. Suchinski	110%	687,500	—	0%
Scott M. McLarty	110%	502,162	—	0%
William E. Brown	100%	480,000	—	0%
Alan W. Young	88.93%(1)	403,533	—	0%
Duane F. Hawkins	81.16%(2)	466,695	44,803	9.6%
Thomas C. Gentile III(3)	145%	1,885,000	—	0%
Samantha J. Marnick(3)	110%	770,000	—	0%

(1)
Based on a blended rate resulting from Mr. Young’s change in position during the year. For 26 days of the year Mr. Young was eligible for a 75% ACI target, and for the remainder of the year Mr. Young was eligible for a 90% ACI target, resulting in a blended ACI target of 88.93% for 2023 for Mr. Young.

(2)
Based on a blended rate resulting from Mr. Hawkins change in position during the year. For the first quarter of the year Mr. Hawkins was eligible for a 100% ACI target and, as a result of his retirement as head of the Defense Segment, for the last three quarters of the year Mr. Hawkins was eligible for a 75% ACI target, resulting in a blended ACI target of 81.16% for 2023 for Mr. Hawkins.

(3)
Mr. Gentile and Ms. Marnick forfeited their right to receive payout of their respective ACIs upon their separation from employment with the Company.

Based on Company performance results, the Compensation Committee believes the 2023 ACI payouts to NEOs were appropriate. While ACIs are earned based on performance in the prior year 2023, they are paid in the current (i.e. 2024 for Mr. Hawkins). ACI payouts, if any, are reported as 2023 compensation in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Long-Term Incentive
Long-term incentives are an important tool to promote executive retention and effective alignment of executives’ interests with stockholders’ interests. At the beginning of each year, the Compensation Committee approves the type and amount of grants to each NEO under the Long-Term Incentive Plan (the “LTIP”). Grants are made and priced on the third trading day following the Company’s next earnings release. Beginning in 2022, the LTIP grants were weighted 50% performance-based and 50% time-based, in prior years the weightings were 40% performance-based and 60% time-based. This change was made to increase performance orientation and enhance alignment with stockholder interests. The Compensation Committee set each NEO’s 2023 target LTIP value as provided in the table below, taking into consideration peer group market data and the NEO’s responsibilities, experience, breadth of role, and performance.
NEO	Base Salary on Grant Date ($)	Target on Grant Date (Percentage of Base Salary) (%)	2023 LTIP Grant(1) ($)
Patrick M. Shanahan	2,000,000	400%	8,000,000
Mark J. Suchinski	625,000	230%	1,437,500
Scott M. McLarty	442,695(2)	150%	664,043
William E. Brown	480,000	175%	840,000
Alan W. Young	455,000	150%	682,500
Duane F. Hawkins	575,000	230%	1,322,500
Thomas C. Gentile III	1,300,000	550%	7,150,000
Samantha J. Marnick	700,000	255%	1,785,000

(1)
When the 2023 LTIP awards were granted to the NEOs, the number of Performance-Based Restricted Stock Units granted to each NEO was calculated using the closing price of the Common Stock on the grant date rather than a price determined using a Monte Carlo simulation model based on the probable ranking of the Company’s TSR relative to the TSR of a group of the Company’s peers. The grant date fair value of each NEO’s 2023 award as calculated in accordance with FASB ASC Topic 718, and as reported in the “Summary Compensation Table,” therefore exceeds the target value of each NEO’s LTIP award as provided in this table. For additional information on the awards, see “Summary Compensation Table.”

(2)
Mr. McLarty’s base salary reflects the exchange rate on the Grant Date from GBP to USD.

Time-Based RSUs
In 2023, 50% of the target LTIP award amount was delivered in the form of time-based restricted stock units (“RSUs”) vesting in three equal installments on each of the first, second, and third anniversaries of the grant date (with the exception of Mr. Shanahan, who received 100% of his LTIP award in the form of time-based RSUs). Vesting of the time-based RSUs is subject to the recipient being continually employed by the Company through the vesting date, or alternative vesting arrangements upon death, disability, retirement, or a qualifying termination in connection with a change in control as described under “Potential Payments Upon Termination or Change in Control.” The Compensation Committee grants time-based RSUs to assist in retaining NEOs and to promote increased stock ownership, which further aligns our NEOs’ interests with those of stockholders. Dividends on time-based RSUs accrue from the grant date and are not paid until the vesting date. If the underlying award is forfeited, the accrued dividends, if any, are forfeited as well.
Performance-Based RSUs
In 2023, 50% of the target LTIP award was delivered in the form of performance-based RSUs tied to the following:
■
Relative TSR (50% weighting): The Company’s TSR ranking, expressed as a percentile, relative to the Company TSR peer group over the three-year performance period ending December 31, 2025 (the “Performance Period”). TSR will be determined by calculating the percentage increase in the dividend-adjusted average closing share price for the 20 trading days ending December 31, 2022, and the 20 trading days ending December 31, 2025.

■
Revenue Growth (25% weighting): Total growth in revenue, calculated in accordance with GAAP, over the Performance Period.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
■
Free Cash Flow (25% weighting): Cumulative Free Cash Flow achieved over the Performance Period. Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

The table below sets forth the performance goals and vesting percentages for the 2023 grant. If performance is below threshold, the payout is zero; the payout is interpolated for performance between threshold and target and between target and maximum; and payouts are capped at maximum achievement. For the TSR component, if the Company’s TSR is negative, the payout for this component is capped at 100% regardless of percentile ranking. The Compensation Committee may apply negative discretion to the award payout if deemed appropriate based upon the circumstances.
Metric	Element	Threshold	Target	Maximum
Relative TSR	Goal	25th	50th	75th
	Vesting (% of Target Award)	12.5%	50%	100%
Revenue Growth	Goal	$7.542 billion	$8.045 billion	$8.548 billion
	Vesting (% of Target Award)	6.25%	25%	50%
Free Cash Flow(1)	Goal	$400 million	$500 million	$600 million
	Vesting (% of Target Award)	6.25%	25%	50%

(1)
Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

The vesting of performance-based RSUs is dependent upon the Compensation Committee’s certification of the level of achievement of the performance goals. Eligible NEOs must be continuously employed throughout the entire performance period or none of the award will be earned, subject to alternative vesting arrangements upon death, disability, retirement, or a qualifying termination in connection with a change in control as described under “Potential Payments Upon Termination or Change in Control.”
2021 Performance-Based Restricted Stock Units —  FORFEITED
In 2021, the Compensation Committee granted performance-based restricted stock unit awards that could be earned at the conclusion of the three-year performance period ending December 31, 2023 (and delivered in 2024) based on achievement against a relative TSR metric. On January 23, 2024, the Compensation Committee certified the Company achieved a percentile rank of 0.0%. As a result, threshold performance was not achieved and the 2021 performance-based restricted stock unit award was forfeited, as shown in the below table.
		Threshold	Target	Maximum	2021 PB-TSR Actual Performance
Performance Goal	(Percentile Ranking in Peer Group)	25th	50th	90th	1st
Vesting Percentage	(% of Target Award)	25%	100%	200%	0%
NEO Compensation Changes
Due to the interim nature of Mr. Shanahan’s role, and due to the fact that Mr. Gentile and Ms. Marnick are no longer employed by the Company, compensation changes for each of them are not reflected below. No changes to Mr. Shanahan’s compensation are anticipated at this time. There were no changes to either Mr. Gentile’s or Ms. Marnick’s compensation during 2023.

Spirit AeroSystems 2024 Proxy Statement	44

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Mark J. Suchinski, SVP and CFO
2023 Compensation	Changes During 2023	Changes For 2024(1)
Annualized Salary $625,000
Annual Cash Incentive 110% target	No changes to salary, ACI, or LTI	No changes to salary, ACI, or LTI
Long-Term Incentive 230% target

(1)
As of the date of this Proxy Statement.

Scott M. McLarty, SVP, Airbus & Regional/ Business Jets Programs
2023 Compensation	Changes During 2023	Changes For 2024(2)
Annualized Salary £367,000 (GBP) ($456,511)(1)
Annual Cash Incentive 110% target	No changes to salary,(1) ACI, or LTI	No changes to salary, ACI, or LTI
Long-Term Incentive 150% target

(1)
Mr. McLarty is paid in GBP. Based on the average exchange rate in 2023, his base salary of £367,000 (GBP) converts to $456,511 (USD). Although Mr. McLarty’s base salary did not increase in GBP during 2023, changes in the average exchange rate resulted in an increase in his converted salary from $424,000 to $456,511.

(2)
As of the date of this Proxy Statement.

Bill Brown SVP, Quality
2023 Compensation	Changes During 2023	Changes For 2024(1)
Annualized Salary $480,000
Annual Cash Incentive 100% target	No changes to salary, ACI, or LTI	No changes to salary, ACI, or LTI
Long-Term Incentive 175% target

(1)
As of the date of this Proxy Statement, provided that Mr. Brown is expected to remain an employee of the Company until March 17, 2025 or such other date as may be mutually agreed.

45	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Alan Young SVP and Chief Procurement Officer
2023 Compensation	Changes During 2023(2)	Changes For 2024(3)
Annualized Salary $455,000	Annualized Salary Increased from $435,000 to $455,000
Annual Cash Incentive 88.93%(1) target	Annual Cash Incentive Increased from 75% to 90% target	No changes to salary, ACI, or LTI
Long-Term Incentive 150% target	Long-Term Incentive Increased from 115% to 150% target

(1)
In connection with his promotion to SVP and Chief Procurement Officer in early 2023, for 26 days of the year Mr. Young was eligible for a 75% ACI target, and for the remainder of the year Mr. Young was eligible for a 90% ACI target, resulting in a blended ACI target of 88.93% for 2023.

(2)
All changes as a result of promotion to SVP and Chief Procurement Officer in early 2023.

(3)
As of the date of this Proxy Statement.

Duane F. Hawkins, Senior Advisor
2023 Compensation	Changes During 2023(1)	Changes For 2024(2)
Annualized Salary $575,000	Annualized Salary No change
Annual Cash Incentive 81.16%(1) target	Annual Cash Incentive Reduced from 100% to 75% target	No changes to salary, ACI, or LTI
Long-Term Incentive 230% target	Long-Term Incentive Eligibility concluded

(1)
In connection with his retirement from his role as EVP, President of Defense & Space, effective April 1, 2023, Mr. Hawkins became ineligible for future LTI grants but remained eligible to receive a bonus for 2023 based on a target award opportunity of 100% of his annual base salary from January 1, 2023, through March 31, 2023, and 75% of his annual base salary from April 1, 2023, through December 31, 2023.

(2)
As of the date of this Proxy Statement, provided that Mr. Hawkins is expected to remain an employee of the Company until April 1, 2024 or such other date as may be mutually agreed.

Compensation Governance
The Compensation Decision-Making Process
As set forth in its charter (available at: http://investor.spiritaero.com/corporate-governance/govdocs/ default.aspx), the Compensation Committee is responsible for overseeing the administration of the Company’s compensation plans, policies, and programs. Further, the Compensation Committee is responsible for setting compensation for, and reviewing performance of, the Company’s executive officers. Pursuant to its charter, the Compensation Committee has the authority to delegate its responsibilities to such subcommittees as it deems appropriate, so long as the subcommittee is solely composed of one or more members of the Compensation Committee. In setting executive officer compensation, the Compensation Committee takes into consideration the following:
■
Overall Company performance and progress toward strategic priorities;

■
The CEO’s self-assessment and performance reviews of the other NEOs;

■
The Compensation Committee’s and Board’s views of the NEOs’ performance;

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
■
The counsel and recommendations of the Chief Administrative Officer;

■
Results from benchmarking against the Company’s peer group and survey data; and

■
The analysis and consulting advice of its independent compensation consultant with respect to the amount or form of such compensation.

The Compensation Committee strives for internal pay equity among the Company’s NEOs. Pay equity across the NEO group is balanced among a myriad of other factors. The Compensation Committee remains cognizant of pay equity as it makes compensation decisions and adjustments throughout the year.
The chart below reflects the annual compensation-setting process, though certain items may shift during the year. In addition to the following, the CEO’s performance, along with all Company performance metrics used in the ACI or long-term incentives, are monitored and discussed quarterly.
Independent Compensation Consultant
The Compensation Committee’s charter allows the committee to engage an independent compensation consultant to advise on executive compensation matters. The Company engaged Meridian Compensation Partners (“Meridian”) for 2023. Meridian was engaged directly by the Compensation Committee for the purpose of providing analysis and advice with respect to executive officer compensation to the Compensation Committee. Meridian’s engagement and fees related to work conducted for the Compensation Committee were reviewed and pre-approved by the Compensation Committee.
The Compensation Committee has determined, after considering and discussing criteria from the SEC and the NYSE and Meridian’s annual independence letter, that Meridian does not have any conflicts of interest that would prevent objectivity.

47	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Clawback Policies
The Company’s ACI and LTIP awards are subject to the clawback provisions of the OIP, the Company’s Mandatory Recoupment Policy (the “Recoupment Policy”), and applicable law. With respect to executive grants, our grant agreements under the OIP expressly provide that equity awards are subject to the OIP clawback provision, any applicable law, and any Company policies on compensation recovery.
OIP Clawback. The OIP clawback provision provides that the Compensation Committee may take certain actions, including canceling an award or causing the participant to forfeit any gains realized in connection with the award, if the participant (including the NEOs) engages in a detrimental activity. Detrimental activities include breaches of restrictive covenants, such as confidentiality, non-solicitation, and non-compete covenants, and any activity contributing to a financial restatement or accounting irregularities that are appropriate to include in the Recoupment Policy.
Recoupment Policy. The Company adopted the Recoupment Policy effective December 1, 2023. The Recoupment Policy is intended to comply with the requirements of Section 10D of the Exchange Act and Section 303A.14 of the NYSE Listing Company Manual. Under the terms of the Recoupment Policy, in the event of a restatement of our financial statements due to material non-compliance with any financial reporting requirement under applicable securities laws, the Compensation Committee shall take reasonably prompt action to cause the Company to recover the amount of any incentive compensation granted, awarded or paid to a covered person within the preceding 36-month period to the extent the value of such compensation was in excess of the amount of incentive compensation that would have been granted, awarded or paid had the financial statements been in compliance with the financial reporting requirements. Each executive officer, including our Named Executive Officers and former executive officers, are considered covered persons for purposes of the Recoupment Policy.
Policy Prohibiting Short-Selling, Hedging, and Pledging
The Company has adopted a policy prohibiting the Company’s insiders from engaging in short-selling, hedging, and pledging the Company’s securities. As it relates to hedging, insiders of the Company are prohibited from purchasing or selling, or making any offer to purchase or offer to sell, derivative securities related to the Company’s securities, such as exchange-traded options to purchase or sell the Company’s securities or financial instruments that are designed to hedge or offset any decrease in the market value of the Company’s securities (including but not limited to prepaid variable forwards, equity swaps, collars, and exchange funds). Company insiders include all employees and directors of the Company as well as their spouses, domestic partners, minor children, economic dependents, other persons living in their households, or any corporations, partnerships, trusts, or other entities that they beneficially own, and any person over whom, or trust or other entity over which, they have control. Additionally, Company insiders are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan.
Compensation Risk Assessment
Annually (and more frequently as deemed necessary), the Compensation Committee assesses risks presented by our compensation program, policies, and award structures. This assessment is used to determine whether any of our compensation components incentivize executives to take risks that are not in the Company’s or stockholders’ best interests. In 2023, our Compensation Committee reviewed a variety of risk factors relative to our current compensation programs, including:
■
Senior talent acquisition and the ability to recruit and retain talent at market-based compensation levels;

■
Senior talent loss due to misalignment of strategic decisions and incentives, including balancing long-term incentives with the investment requirement for long-term objectives;

■
Alignment of compensation to short- and long-term Company performance;

■
Potential for material restatement of earnings to impact incentive plan calculations;

■
Potential for unforeseen one-time events beyond management’s control that affect incentive plan calculations; and

■
Potential for unrealized talent investment due to underperforming individuals.

After reviewing our current compensation program and award structures, the Compensation Committee determined that our program does not incentivize executives to take excessive risks in light of the following features:

Spirit AeroSystems 2024 Proxy Statement	48

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
■
We diversify the compensation delivered to executives with performance goals that incentivize different behaviors (short-term focus, long-term focus, etc.) in an attempt to balance our executives’ interests;

■
We have maximum payouts, or caps, on our performance-based compensation — the highest amount that can be paid with respect to our ACIs or performance-based long-term incentives is 200%;

■
The Compensation Committee reserves the right to exercise negative discretion over performance-based awards;

■
We maintain clawback policies that allow recovery of certain compensation when the participant has engaged in misconduct;

■
Our NEOs and other executives must comply with stock ownership requirements and the prohibition on short-selling, hedging, and pledging Company securities; and

■
We have engaged an independent compensation consultant to advise us on compensation practices.

Other Compensation Elements and Information
Benefits and Perquisites
In addition to the compensation described above, we provide our NEOs with certain other benefits and perquisites. Benefits and perquisites received by NEOs are included in the “All Other Compensation” column of the “Summary Compensation Table.” These benefits are consistent with the benefits offered by our peers and competitors.
Benefit/Perquisite	Explanation
Retirement and Savings Plan (the “RSP”)
■
The RSP is a tax-qualified defined contribution plan for certain eligible salaried employees. The Company makes both matching and non-matching contributions under the RSP.

■
Matching: The Company matches 75% of the employee’s contributions up to a maximum of 6% of the employee’s base pay (provided the employee contributes 8%). The matching contributions are immediately 100% vested.

■
Non-Matching: The Company makes a non-matching contribution following the end of each calendar year based on an employee’s age and vesting service, provided that the employee is employed by the Company on December 31 of the applicable year and has earned a year of vesting service. If age-plus vesting service totals less than 60, employees receive a contribution equal to 1.5% of base salary; if age-plus vesting service totals at least 60 but less than 80, employees receive a contribution equal to 3% of base salary; and if age-plus vesting service totals 80 or more, employees receive a contribution equal to 4.5% of base salary. These contributions are 25% vested at two years, 50% vested at three years, 75% vested at four years, and 100% vested at five years of vesting service.

Deferred Compensation Plan (the “DCP”)
This nonqualified plan allows eligible Company employees, including each of our NEOs, to defer receipt of a portion of their base salary or ACI. In addition, the DCP allows for matching and discretionary contributions by the Company into a separate account in the DCP. Deferred amounts and matching or discretionary Company contributions are credited with a rate of return equal to 120% of the applicable federal long-term rate for October of the prior fiscal year. For 2023, the interest crediting rate is 4.12%.

Perquisite Allowance Plan
The Board approved an amended version of the Company’s Perquisite Allowance Plan (the “Perquisite Plan”) in October 2022. Under the Perquisite Plan, the CEO receives an annual allowance of $25,000, while the other NEOs receive an annual allowance of $13,000. Participants may select the perquisite items to be funded from their allowances in accordance with an exclusive list set forth in the Perquisite Plan. Any portion of a participant’s annual allowance not used by the end of the applicable calendar year is forfeited except upon a qualifying termination in connection with a change in control. See “Potential Payments Upon Termination or Change in Control.”

Personal Corporate Aircraft Use
For security reasons, the Company’s CEO and COO are authorized to use the corporate aircraft for a limited amount of personal travel. Mr. Shanahan is authorized to use the corporate aircraft for travel between Wichita, Kansas and Seattle, Washington pursuant to the Company’s corporate aircraft policy, which authorizes him to use the aircraft for 70 personal hours annually. Mr. Gentile was authorized to use the aircraft for 70 personal hours annually and Ms. Marnick was authorized to use the aircraft for 25 personal hours annually, each prior to their respective separations from employment with the Company. In each case, the personal hour allowances do not include deadhead or ferry flights. The other NEOs may not use the corporate aircraft for personal travel unless approved by the CEO. No tax gross-ups are provided for this benefit.

Relocation Benefits	In connection with Mr. Shanahan’s appointment as interim President and CEO, he is entitled to temporary housing in Wichita, Kansas.
Post-Retirement Medical Coverage	The Company has two programs for post-retirement medical coverage. Under the first program, benefits are available to employees who were previously Boeing employees and who retire from the Company between the ages of 62 and 65 (and who meet certain

49	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Benefit/Perquisite	Explanation
other requirements). Under the second program, benefits are available to (i) employees who retire from the Company at age 55 or later with 10 years of service, and (ii) employees who retire from the Company at age 60 or later with five years of service. Under either program, benefits cease at age 65. None of our NEOs are currently eligible for coverage under either program.
Other	Other perquisites provided include an annual physical exam for our CEO, ground transportation services for our CEO for security purposes and efficiency, IT home services, and home security services.
Severance
The Company believes competitive severance protection is an appropriate incentive in attracting and retaining executive talent. The Company provides post-termination severance compensation through certain individual employment agreements and has also agreed to individual severance arrangements at the time of termination of employment, taking into account the specific facts and circumstances of termination. The Company provided post-termination severance compensation to Mr. Gentile and Ms. Marnick in connection with their separations of employment in September 2023 and November 2023, respectively, as discussed in more detail under the heading “Potential Payments Upon Termination or Change in Control.” Certain of our employment agreements provide benefits upon a change in control.
Further, certain of the Company’s benefit plans provide for compensation upon termination or in connection with a change in control. The ACI, long-term incentives, and Perquisite Plan are subject to double-trigger change in control provisions.
Additional information regarding the Company’s practices in providing compensation in connection with termination of employment may be found under the heading “Potential Payments Upon Termination or Change in Control.”
Accounting and Tax Treatment of Compensation
When evaluating the Company’s compensation programs, the Company takes into account the various accounting, tax, and disclosure rules associated with such matters, including Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”) and Section 409A of the IRC. Section 162(m) generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to “covered employees” each year. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Company’s overall compensation philosophy and objectives. The Compensation Committee believes that maintaining the discretion to evaluate the performance of executive officers is an important part of the Company’s responsibilities and benefits public stockholders, and therefore, the Compensation Committee may award compensation to the NEOs that is not fully deductible if it is determined that such compensation is consistent with the Company’s compensation philosophy and benefits stockholders.
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments, and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is the Company’s intention to design and administer its compensation and benefits plans and arrangements for all employees and other service providers, including the executive officers, so that they are either exempt from, or satisfy the requirements of, section 409A of the Code.
Executive Stock Ownership Requirements
The Company’s executive stock ownership requirements promote alignment of management and stockholder interests. The requirements are based on a multiple of base salary and are measured by the value of Common Stock required to be held.
Officer Level	Target Level (Multiple of Annual Base Salary)
Chief Executive Officer	5x
Executive Vice Presidents/Senior Vice Presidents	3x
Vice Presidents	1x

Spirit AeroSystems 2024 Proxy Statement	50

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
The stock ownership requirements must be met within the later of: (i) five years after adoption of the guidelines, or (ii) five years after being hired or promoted into the officer position. During the five-year accumulation period, all NEOs are expected to continuously accumulate qualifying equity until they meet the applicable threshold. The five-year accumulation allows for accumulation of shares through earned incentive awards.
Executive ownership positions are reviewed on an annual basis. For 2023, all NEOs complied with the ownership requirements or were within the five-year accumulation period. The Company may restrict any officer from liquidating any Company stock, except for shares that are sold to meet Company tax-withholding requirements. The Company may modify or waive the requirements of the guidelines at its discretion if it determines that compliance would result in severe hardship for an officer. Note that the Company’s insider trading policy prohibits Company employees from engaging in short sales of the Company’s securities, and hedging and pledging the Company’s securities. For additional information on this policy, see “Policy Prohibiting Short-Selling, Hedging, and Pledging.”
Executive Compensation Tables
Summary Compensation Table
The following table summarizes the compensation of the NEOs for the last three fiscal years. Prior to his appointment as President and CEO, Mr. Shanahan served as a non-employee director of our Board and was entitled to certain cash and equity compensation under our non-employee director compensation program, which are detailed in this table and associated footnotes. Messrs. Shanahan, Brown, Young and McLarty were not NEOs in the fiscal years ended December 31, 2021, and December 31, 2022, and accordingly, information is not displayed for 2021 and 2022 for such NEOs.
Name and Principal Position	Year	Salary ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Patrick M. Shanahan President and CEO	2023	504,110	8,149,986	—	265,018	8,919,114
Mark J. Suchinski SVP and CFO	2023	625,000	1,617,497	—	59,026	2,301,523
	2022	619,863	1,842,410	122,055	37,939	2,622,267
	2021	528,767	1,050,065	427,839	44,696	2,051,367
William E. Brown SVP, Quality	2023	480,000	945,176	—	39,918	1,465,094
Alan Young SVP & Chief Procurement Officer	2023	453,575	768,034	—	36,321	1,257,930
Scott M. McLarty SVP, Airbus & Regional/ Business Jets Program	2023	456,511	747,214	—	86,882	1,290,607
Duane F. Hawkins(1) Former EVP; President, Defense & Space Current Senior Advisor	2023	575,000	1,488,099	44,803	36,638	2,144,540
	2022	575,000	1,695,047	103,500	34,904	2,408,451
	2021	544,203	1,230,518	440,328	35,483	2,250,532
Thomas C. Gentile III(1) Former President and CEO	2023	968,767	9,529,351	—	1,308,949	11,807,067
	2022	1,300,000	9,163,814	339,300	925,786	11,728,900
	2021	1,297,863	7,150,071	1,497,053	904,951	10,849,938
Samantha J. Marnick(1) Former EVP; COO; and President, Commercial	2023	634,795	2,008,440	—	1,614,404	4,257,639
	2022	700,000	2,287,789	138,600	273,458	3,399,847
	2021	659,529	1,495,040	547,917	246,436	2,948,922

51	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
(1)
Mr. Hawkins retired from his role as EVP; President, Defense & Space, effective as of April 1, 2023, but continues as an employee of the Company to facilitate an orderly transition through April 1, 2024, or such other date as mutually agreed. Mr. Gentile separated from the Company effective as of September 30, 2023. Ms. Marnick separated from the Company effective as of November 27, 2023.

(2)
Amounts shown represent the aggregate grant date fair value of awards granted to the NEOs during the applicable year, as determined in accordance with FASB ASC Topic 718. These grant date fair values represent the accounting expense to be recorded for the award and are not reflective of the actual value that may be recognized by an NEO with respect to the award. The assumptions made by the Company in calculating these amounts are incorporated herein by reference to Note 19 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. In 2023, each NEO received a Time-Based Restricted Stock Unit award (“RSU”) and, except for Mr. Shanahan, a Performance-Based Restricted Stock Unit award tied to TSR (“PB-TSR”), a Performance-Based Restricted Stock Unit award tied to FCF (“PB-FCF”) and a Performance-Based Restricted Stock Unit award tied to RG (“PB-RG”). For each NEO other than Mr. Shanahan, the grant date fair value of the RSU awards equals the number of shares granted, multiplied by $34.58, which was the closing price of the Common Stock on the grant date. Mr. Shanahan received RSUs for service as a member of the Board prior to his appointment and RSUs in connection with his appointment, which had grant date fair values equal to the number of shares granted, multiplied by $24.51 and $16.14, respectively, which were the closing prices of the Common Stock on the grant date or if the grant date was not a trading day, the closing prices of the Common Stock on the date immediately preceding the grant date. Amounts shown for Mr. Gentile also represent the incremental fair value of the modifications to Mr. Gentile’s RSUs calculated in accordance with FASB ASC Topic 718, which were modified in connection with his separation from the Company. The grant date fair value of the PB-TSRs is equal to the number of shares granted at target multiplied by $51.89, which was determined using a Monte Carlo simulation model based on the probable ranking of the Company’s TSR relative to the TSR of a group of the Company’s peers, using the closing price of the Common Stock on the grant date. The grant date fair value of the PB-FCFs and PB-RGs is equal to the number of shares granted at target multiplied by $34.58, the closing price of the Common Stock on the grant date. If the maximum level of performance is achieved with respect to the PB-FCFs and PB-RGs, the value of the PB-FCFs and PB-RGs would be as follows: Mr. Suchinski: $718,849; Mr. Brown: $420,078; Mr. Young: $341,374; Mr. McLarty: $332,106; Mr. Hawkins: $661,308; Mr. Gentile: $3,575,019; and Ms. Marnick: $892,579. For additional information on the awards, see “2023 Compensation Program Elements.”

(3)
Represents an ACI earned by Mr. Hawkins with respect to 2023 performance and paid in February 2024. Mr. Shanahan was not eligible for an ACI for 2023. The Compensation Committee exercised its negative discretion on the Quality component of the ACI program notwithstanding actual metric achievement, resulting in no payout for all other NEOs.

(4)
The following table shows “All Other Compensation” amounts for our NEOs in 2023.

All Other Compensation
Name	Life Insurance(1) ($)	Financial and Tax Services(2) ($)	Personal Aircraft Usage(3) ($)	Personal Travel Expenses(4) ($)	Deferred Compensation Plan Contributions(5) ($)	Company Contributions Under Tax- Qualified Defined Contribution Plan(6) ($)	Other(7) ($)	Total ($)
Patrick M. Shanahan	233	6,250	157,631	359		1,731	98,814	265,018
Mark J. Suchinski	930					26,025	32,071	59,026
William E. Brown	893					26,025	13,000	39,918
Alan Young	809					22,511	13,000	36,321
Scott M. McLarty	6,722					54,781	25,379	86,882
Duane F. Hawkins	930	13,000				22,708		36,638
Thomas C. Gentile III	698	20,300	275,145		600,000	26,025	386,781	1,308,949
Samantha J. Marnick	853		17,751		200,000	28,950	1,366,850	1,614,404

(1)
Amounts shown reflect Company contributions toward group life insurance.

(2)
Amounts shown reflect financial, tax preparation, and other related services paid for by the Company, which were reimbursed under the Perquisite Plan.

(3)
Amounts shown reflect the aggregate incremental cost to the Company of personal usage of its corporate aircraft. The incremental cost is determined by dividing direct operating costs per aircraft by the total number of flight hours per aircraft, resulting in a cost per hour, and multiplying the cost per hour by the hours of personal usage. Direct operating costs include variable costs such as fuel, maintenance expenses, parts and supplies, landing fees, ground services, catering, and crew expenses associated with such use, including those associated with “deadhead” flights related to such use. Because corporate aircraft is used primarily for business travel, the methodology excludes fixed costs that do not change based on usage. Fixed costs include pilot salaries, the purchase costs of the aircraft, and the cost of maintenance not related to personal travel. Executives, their families, and invited guests occasionally fly on the corporate aircraft as additional passengers on business flights. In those cases, the aggregate incremental cost to the Company is a de minimis amount, and as a result, no amount is reflected in the “Summary Compensation Table.” Executives, directors, their families, and invited guests also occasionally fly on the corporate aircraft

Spirit AeroSystems 2024 Proxy Statement	52

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
as additional passengers on personal flights that are attributed to another executive, in which case the entire incremental cost is allocated to the executive who arranged for the personal flight. The Company does not grant bonuses to cover, reimburse, or “gross-up” any income tax owed for personal travel on corporate aircraft. The Compensation Committee has authorized annual aircraft personal usage amounts of the following (such amounts do not include “deadhead” or ferry flights), with other amounts approved on an ad hoc basis: Mr. Shanahan — 70 hours; Mr. Gentile — 70 hours and Ms. Marnick — 25 hours. With ferry flights, the total hours reported above for 2023 was 44.4 hours for Mr. Shanahan, 77.5 hours for Mr. Gentile and 5 hours for Ms. Marnick.
(4)
For Mr. Shanahan, amount reflects personal driving expenses.

(5)
Amounts shown reflect Company contributions to the accounts of its eligible NEOs under the DCP. See “Other Compensation Elements and Information — Benefits and Perquisites.”

(6)
Amounts shown reflect contributions made by the Company under the RSP. See “Other Compensation Elements and Information — Benefits and Perquisites.”

(7)
For Mr. Shanahan, amount reflects $93,945 in cash fees paid in connection with his service on the Board prior to his appointment as President and CEO and housing expenses for a corporate apartment the Company provides to Mr. Shanahan when he is at Company headquarters in Wichita, Kansas. For Mr. Gentile, amount reflects $270,000 in severance payments, $50,000 in post-employment consulting fees, $25,000 in legal fees and $29,718 in club expenses. For Mr. Gentile, amount also reflects COBRA continuation payments, executive physicals and charitable contributions. For Mr. Suchinski, amount reflects car expenses and club expenses. For Mr. Brown, amount reflects car expenses. For Mr. Young, amount reflects tuition fees. For Mr. McLarty, amount reflects car expenses and hanger fees, aviation services and flight training. For Ms. Marnick, amount reflects $1,256,850 in severance payments, $75,000 in transition services fees, $20,000 in COBRA continuation coverage payments and $15,000 in legal fees. Certain amounts were reimbursed under the Perquisite Plan, subject to the annual allowances of $25,000 for Messrs. Shanahan (which was prorated for his start date) and Gentile and $13,000 for the other NEOs.

Narrative to the Summary Compensation Table
For a description of the material terms of Messrs. Shanahan’s, Suchinski’s, and Gentile’s employment agreements, Mr. Hawkins’ retirement agreement, and Mr. Gentile’s and Ms. Marnick’s separation agreements, please see the section titled “Employment and Separation Agreements.” While Messrs. Brown, Young and McLarty have employment agreements with the Company, and Ms. Marnick had an employment agreement with the Company prior to her separation, their roles and compensation have significantly changed since the employment agreements were entered into. Accordingly, the Company does not believe a description of the terms of such agreements is necessary to understand the information disclosed in the “Summary Compensation Table.”
In connection with Mr. Gentile’s separation from service on September 30, 2023, and as described under the section titled “Employment and Separation Agreements,” certain of his outstanding equity compensation awards were modified to provide for continued vesting through February 2024, subject to compliance with certain restrictive covenants and other obligations. The incremental fair value of such modifications has been included in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table.”

53	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Grants of Plan-Based Awards in 2023
The following table presents information regarding grants of plan-based awards to the NEOs during the fiscal year ended December 31, 2023.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock (#)	Grant Date Fair Value of Stock Awards ($)
Patrick M. Shanahan
RSU(1)	5/8/2023							6,120	150,001
RSU(2)	9/30/2023							495,662	7,999,985
Mark J. Suchinski
ACI(3)		34,375	687,500	1,375,000
RSU(4)	2/10/2023							20,786	718,780
PB-TSR(5)	2/10/2023				2,598	10,393	20,786		539,293
PB-FCF(6)	2/10/2023				1,299	5,197	10,394		179,712
PB-RG(7)	2/10/2023				1,299	5,197	10,394		179,712
William E. Brown
ACI(3)		24,000	480,000	960,000
RSU(4)	2/10/2023							12,146	420,009
PB-TSR(5)	2/10/2023				1,518	6,073	12,146		315,128
PB-FCF(6)	2/10/2023				759	3,037	6,074		105,019
PB-RG(7)	2/10/2023				759	3,037	6,074		105,019
Alan Young
ACI(3)		20,177	403,533	807,066
RSU(4)	2/10/2023							9,869	341,270
PB-TSR(5)	2/10/2023				1,234	4,935	9,870		256,077
PB-FCF(6)	2/10/2023				617	2,468	4,936		85,343
PB-RG(7)	2/10/2023				617	2,468	4,936		85,343
Scott M. McLarty
ACI(3)		25,108	502,162	1,004,324
RSU(4)	2/10/2023							9,602	332,037
PB-TSR(5)	2/10/2023				1,200	4,801	9,602		249,124
PB-FCF(6)	2/10/2023				600	2,401	4,802		83,027
PB-RG(7)	2/10/2023				600	2,401	4,802		83,027

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock (#)	Grant Date Fair Value of Stock Awards ($)
Duane F. Hawkins
ACI(3)		23,335	466,695	933,390
RSU(4)	2/10/2023							19,123	661,273
PB-TSR(5)	2/10/2023				2,391	9,562	19,124		496,172
PB-FCF(6)	2/10/2023				1,195	4,781	9,562		165,327
PB-RG(7)	2/10/2023				1,195	4,781	9,562		165,327
Thomas C. Gentile III
ACI(3)		94,250	1,885,000	3,770,000
RSU(8)	9/30/2023							91,978	1,484,525
RSU(4)	2/10/2023							103,384	3,575,019
PB-TSR(5)	2/10/2023				12,923	51,692	103,384		2,682,298
PB-FCF(6)	2/10/2023				6,462	25,846	51,692		893,755
PB-RG(7)	2/10/2023				6,462	25,846	51,692		893,755
Samantha J. Marnick
ACI(3)		38,500	770,000	1,540,000
RSU(4)	2/10/2023							25,810	892,510
PB-TSR(5)	2/10/2023				3,226	12,905	25,810		669,640
PB-FCF(6)	2/10/2023				1,613	6,453	12,906		223,145
PB-RG(7)	2/10/2023				1,613	6,453	12,906		223,145

(1)
Represents RSUs that vest on May 8, 2024, and were granted to Mr. Shanahan in connection with his service as a non-employee director of our Board. The grant date fair value of each award, which is reported in the “Stock Awards” column of the “Summary Compensation Table,” is equal to the number of shares multiplied by $24.51, the closing price of the Common Stock on the grant date.

(2)
Represents RSUs that vest annually over three years, beginning on September 30, 2024, if Mr. Shanahan remains employed by the Company on each annual vesting date. The grant date fair value of each award, which is reported in the “Stock Awards” column of the “Summary Compensation Table,” is equal to the number of shares multiplied by $16.14, the closing price of the Common Stock on the date immediately preceding the grant date as the grant date was not a trading day.

(3)
Represents ACI opportunities that were granted in 2023. For all participants, the threshold, target, and maximum figures were calculated on a weighted-average basis, giving effect to the changes made to base salaries during 2023. As reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table,” with the exception of Mr. Hawkins, no NEOs earned or were paid any ACI amounts for 2023.

(4)
Represents RSUs that vest annually over three years, beginning February 10, 2024, if such NEO remains employed by the Company on each annual vesting date. However, Mr. Hawkins became retirement eligible in 2020 and, accordingly, will become 100% vested in the RSUs when he departs the Company (except under certain circumstances described under “Potential Payments Upon Termination or Change in Control”). The grant date fair value of each award, which is reported in the “Stock Awards” column of the “Summary Compensation Table,” is equal to the number of shares multiplied by $34.58, the closing price of the Common Stock on the grant date.

(5)
Represents PB-TSRs that vest at the end of the three-year performance period, subject to continued employment through the date the Committee certifies performance, based on the ranking of the Company’s TSR relative to the TSR of each of the companies in the Company’s peer group. The grant date fair value of each award, which is reported in the “Stock Awards” column of the “Summary Compensation Table,” is equal to the number of shares granted at target multiplied by $51.89, which was determined using a Monte Carlo simulation based on the probable ranking of the Company’s TSR relative to a group of the Company’s peers, using the closing price of the Common Stock on the grant date. Actual payout may be zero or range from 25% to 200% of the target shares granted. Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

55	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
(6)
Represents PB-FCFs that vest at the end of the three-year performance period, subject to continued employment through the date the Committee certifies performance, based on Cumulative Free Cash Flow achieved over the Performance Period. Please see Appendix A for an explanation and reconciliation of non-GAAP measures. The grant date fair value of each award, which is reported in the “Stock Awards” column of the “Summary Compensation Table,” is equal to the number of shares granted at target multiplied by $34.58, the closing price of the Common Stock on the grant date. Actual payout may be zero or range from 25% to 200% of the target shares granted. Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

(7)
Represents PB-RGs that vest at the end of the three-year performance period, subject to continued employment through the date the Committee certifies performance, based on total growth in revenue, calculated in accordance with GAAP, over the three-year performance period. The grant date fair value of each award, which is reported in the “Stock Awards” column of the “Summary Compensation Table,” is equal to the number of shares granted at target multiplied by $34.58, the closing price of the Common Stock on the grant date. Actual payout may be zero or range from 25% to 200% of the target shares granted.

(8)
Represents the incremental fair value of the modifications to Mr. Gentile’s RSUs calculated in accordance with FASB ASC Topic 718, which were modified in connection with his separation from the Company.

Outstanding Equity Awards at 2023 Fiscal Year End
The following table presents the outstanding equity awards held by the NEOs as of December 31, 2023. The Company has not granted any options or option-like awards. The market value of the awards is determined by multiplying the number of shares shown in the applicable columns below by $31.78, the closing price of the Common Stock on December 29, 2023, which was the last trading day in calendar year 2023. Ms. Marnick did not have any outstanding equity awards as of December 31, 2023.
	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Patrick M. Shanahan
RSU(1)	9/30/2023	495,662	15,752,138
RSU(2)	5/8/2023	6,120	194,494
Mark J. Suchinski
RSU(3)	2/10/2023	20,786	660,579
PB-TSR(4)	2/10/2023			2,599	82,596
PB-FCF(5)	2/10/2023			1,299	41,282
PB-RG(6)	2/10/2023			10,394	330,321
RSU(7)	2/7/2022	9,702	308,330
PB-TSR(8)	2/7/2022			3,638	115,616
RSU(9)	2/26/2021	4,902	155,786
William E. Brown
RSU(3)	2/10/2023	12,146	386,000
PB-TSR(4)	2/10/2023			1,518	48,242
PB-FCF(5)	2/10/2023			759	24,121
PB-RG(6)	2/10/2023			6,074	193,032
RSU(7)	2/7/2022	5,392	171,358
PB-TSR(8)	2/7/2022			2,022	64,259

Spirit AeroSystems 2024 Proxy Statement	56

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
RSU(9)	2/26/2021	3,730	118,539
Alan Young (10)
RSU(3)	2/10/2023	9,869	313,637
PB-TSR(4)	2/10/2023			1,234	39,217
PB-FCF(5)	2/10/2023			617	19,608
PB-RG(6)	2/10/2023			4,936	156,866
RSU(11)	3/4/2022	5,000	158,900
RSU(7)	2/7/2022	3,260	103,603
PB-TSR(8)	2/7/2022			1,223	38,867
RSU(9)	2/26/2021	2,225	71,664
Scott M. McLarty
RSU(3)	2/10/2023	9,602	305,152
PB-TSR(4)	2/10/2023			1,200	38,136
PB-FCF(5)	2/10/2023			600	19,068
PB-RG(6)	2/10/2023			4,802	152,608
RSU(7)	2/7/2022	5,028	159,790
PB-TSR(8)	2/7/2022			1,886	59,937
RSU(9)	2/26/2021	3,191	101,410
Duane F. Hawkins
RSU(3)	2/10/2023	18,507	588,152
PB-TSR(4)	2/10/2023			2,391	75,986
PB-FCF(5)	2/10/2023			1,195	37,977
PB-RG(6)	2/10/2023			9,562	303,880
RSU(7)	2/7/2022	8,926	283,668
PB-TSR(8)	2/7/2022			3,347	106,368
RSU(9)	2/26/2021	5,561	176,729
Thomas C. Gentile III(12)
RSU(3)	2/10/2023	34,462	1,095,202

57	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
RSU(7)	2/7/2022	24,128	766,788
RSU(9)	2/26/2021	33,388	1,061,071

(1)
Represents RSUs that vest on May 8, 2024 and were granted to Mr. Shanahan in connection with his service as a non-employee director of our Board.

(2)
Represents 2023 RSUs granted to Mr. Shanahan in connection with his appointment as President and CEO. The first, second, and third tranches of the award will vest on September 30, 2024, September 30, 2025, and September 30, 2026, respectively, if Mr. Shanahan continues to be employed by the Company on each vesting date.

(3)
Represents 2023 annual RSUs. The first tranche of the award vested on February 10, 2024, and the second and third tranches will vest on February 10, 2025, and February 10, 2026, respectively, if the NEO continues to be employed by the Company on each vesting date. However, Mr. Hawkins became retirement eligible in 2020 and, accordingly, will become 100% vested in the RSUs when he departs the Company (except under certain circumstances described under “Potential Payments Upon Termination or Change in Control”). This retirement eligibility required the Company to withhold shares for certain tax purposes in the year of grant. For this reason, Mr. Hawkins' amounts for the RSUs are shown as net shares, because shares were disposed of for tax purposes in the year of grant in accordance with IRC requirements.

(4)
Represents PB-TSRs granted in 2023, with a performance period running from January 1, 2023, to December 31, 2025. The number of shares and market value shown reflects the achievement of a threshold performance goal based on TSR performance for the fiscal year ended December 31, 2023. The award will vest upon performance certification by the Compensation Committee following the end of the performance period.

(5)
Represents PB-FCFs granted in 2023, with a performance period running from January 1, 2023, to December 31, 2025. The number of shares and market value shown reflects the achievement of a threshold performance goal based on FCF performance for the fiscal year ended December 31, 2023. The award will vest upon performance certification by the Compensation Committee following the end of the performance period. Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

(6)
Represents PB-RGs granted in 2023, with a performance period running from January 1, 2023, to December 31, 2025. The number of shares and market value shown reflects the achievement of a maximum performance goal based on RG performance for the fiscal year ended December 31, 2023. The award will vest upon performance certification by the Compensation Committee following the end of the performance period. Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

(7)
Represents 2022 annual RSUs. The first and second tranches of the award vested on February 7, 2023 and February 7, 2024, respectively, and the third tranche will vest on February 7, 2025, respectively, if the NEO continues to be employed by the Company on each vesting date. However, Mr. Hawkins became retirement eligible in 2020 and, accordingly, will become 100% vested in the RSUs when he departs the Company (except under certain circumstances described under “Potential Payments Upon Termination or Change in Control”). This retirement eligibility required the Company to withhold shares for certain tax purposes in the year of grant. For this reason, Mr. Hawkins' amounts for the RSUs are shown as net shares, because shares were disposed of for tax purposes in the year of grant in accordance with IRC requirements.

(8)
Represents PB-TSRs granted in 2022, with a performance period running from January 1, 2022, to December 31, 2024. The number of shares and market value shown reflects the achievement of a threshold performance goal based on TSR performance for the fiscal year ended December 31, 2023. The award will vest upon performance certification by the Compensation Committee following the end of the performance period.

(9)
Represents 2021 annual RSUs. The first, second, and third tranches of the award vested on February 26, 2022, February 26, 2023, and February 26, 2024, respectively. However, Mr. Hawkins became retirement eligible in 2020 and, accordingly, will become 100% vested in the RSUs when he departs the Company (except under certain circumstances described under “Potential Payments Upon Termination or Change in Control”). This retirement eligibility required the Company to withhold shares for certain tax purposes in the year of grant. For this reason, Mr. Hawkins' amounts for the RSUs are shown as net shares, because shares were disposed of for tax purposes in the year of grant in accordance with IRC requirements.

(10)
This disclosure does not include amounts attributable to Mr. Young’s spouse, who is also an employee of the Company. See sections titled “Related Persons Transactions” and “Beneficial Ownership of Directors and Officers” for more information.

(11)
Represents additional 2022 annual RSUs granted to Mr. Young. The first and second tranches of the award vested on March 4, 2023, and March 4, 2024, respectively, and the third tranche will vest on March 4, 2025, if Mr. Young continues to be employed by the Company on such vesting date.

(12)
The Company waived the requirement that Mr. Gentile remain employed by the Company through the applicable vesting dates in February 2024 with respect to the RSUs granted on February 26, 2021, February 7, 2022, and February 10, 2023, in connection with his separation of employment from the Company, effective as of September 30, 2023, subject to his continued compliance with certain post-employment covenants.

Option Exercises and Stock Vested for Fiscal Year 2023
The following table presents information regarding NEO stock awards that vested in 2023. Values reflected below are gross amounts that do not include any reductions for tax withholding. The value realized on vesting represents the number of shares multiplied by the closing price of the Common Stock on the vesting date. The Company has not granted any options or option-like awards.

Spirit AeroSystems 2024 Proxy Statement	58

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Name	Grant Date	Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Patrick M. Shanahan
RS(1)	5/9/2022	5/9/2023	4,775	115,842
TOTAL			4,775	115,842
Mark J. Suchinski
RS(2)	3/4/2020	3/4/2023	3,437	117,270
RSUs(3)	2/26/2021	2/26/2023	4,904	166,491
RSUs(4)	2/7/2022	2/7/2023	4,851	185,696
TOTAL			13,192	469,457
William E. Brown
RS(2)	3/4/2020	3/4/2023	3,139	107,103
RSUs(3)	2/26/2021	2/26/2023	3,732	126,701
RSUs(4)	2/7/2022	2/7/2023	2,697	103,241
TOTAL			9,568	337,045
Alan Young
RS(2)	3/4/2020	3/4/2023	1,201	40,978
RS(2)	4/2/2020	4/2/2023	3,332	115,420
RSUs(3)	2/26/2021	2/26/2023	2,256	76,591
RSUs(4)	2/7/2022	2/7/2023	1,630	62,396
RSUs(4)	3/4/2022	3/4/2023	2,500	85,300
TOTAL			10,919	380,685
Scott M. McLarty
RS(2)	3/4/2020	3/4/2023	1,915	65,340
RSUs(3)	2/26/2021	2/26/2023	3,192	108,368
RSUs(4)	2/7/2022	2/7/2023	2,514	96,236
TOTAL			7,621	269,944
Duane F. Hawkins
RS(2)	3/4/2020	3/4/2023	2,689	91,749
RSUs(3)	2/26/2021	2/26/2023	5,561	188,796
RSUs(4)	2/7/2022	2/7/2023	4,031	154,307
RSUs(5)	2/10/2023	11/15/2023	616	15,474
TOTAL			12,897	450,326
Thomas C. Gentile III
RS(2)	3/4/2020	3/4/2023	28,089	958,397
RSUs(3)	2/26/2021	2/26/2023	33,388	1,133,523
RSUs(4)	2/7/2022	2/7/2023	24,128	923,620
TOTAL			85,605	3,015,540
Samantha J. Marnick
RS(2)	3/4/2020	3/4/2023	4,645	158,487

59	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Name	Grant Date	Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
RSUs(3)	2/26/2021	2/26/2023	6,982	237,039
RSUs(4)	2/7/2022	2/7/2023	6,024	230,599
TOTAL			17,651	626,125

(1)
Represents shares vesting under the 2022 non-employee director compensation program.

(2)
Represents shares vesting under the 2020 annual RS.

(3)
Represents shares vesting under the 2021 annual RSUs.

(4)
Represents shares vesting under the 2022 annual RSUs.

(5)
Represents shares required to be withheld to satisfy tax obligations upon the grant date as Mr. Hawkins was retirement eligible.

2023 Nonqualified Deferred Compensation
The following table presents information concerning each of the Company’s defined contribution or other plans that provide for the deferral of compensation of the NEOs on a basis that is not tax-qualified.
Name	Plan	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Thomas C. Gentile III	DCP		600,000	170,794		4,619,304(4)
Samantha J. Marnick	DCP		200,000	43,751		1,206,689(5)

(1)
These amounts represent participant contributions to the DCP and would be included in the “Salary” column of the “Summary Compensation Table.” No participant contributions were made in 2023.

(2)
These amounts represent Company contributions to the DCP and are included in the “All Other Compensation” column of the “Summary Compensation Table.”

(3)
Under the DCP, these amounts represent earnings on DCP balances from January 1 to December 31, 2023, and are not included in the “Summary Compensation Table.”

(4)
This amount includes $3,600,000 consisting of aggregate Company contributions prior to 2023 (reported in the “Summary Compensation Table” of prior year’s Proxy Statements).

(5)
This amount includes $900,000 consisting of aggregate Company contributions prior to 2023 (reported in the “Summary Compensation Table” of prior year’s Proxy Statements).

More information on the DCP can be found under “Other Compensation Elements and Information” and “Potential Payments Upon Termination or Change in Control.” There were no “above-market” earnings (defined by SEC rule as that portion of interest that exceeds 120% of the applicable federal long-term rate) under the DCP during fiscal year 2023, as the Company used 120% of the applicable federal long-term rate to determine the amounts to be contributed.
Summary Table — Potential Payments Upon Termination or Change in Control
The following table summarizes the value of compensation and benefits payable to each NEO upon termination that would exceed the compensation or benefits generally available to salaried employees. Benefits and payments are calculated using a termination date of December 31, 2023. For equity valuation purposes, the table below uses $31.78, the closing price of the Common Stock on December 29, 2023, which was the last trading day in calendar year 2023. For purposes of presenting amounts payable over a period of time (e.g., salary continuation), the amounts are shown as a single total but not as a present value (i.e., the single sum does not reflect any discount).

Spirit AeroSystems 2024 Proxy Statement	60

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Name	Severance(1) ($)	RSUs and RS(2) ($)	PB-TSR, PB-FCF and PB-RG(3) ($)	Cash Award under LTIP(4) ($)	Perquisite Plan(5) ($)	Other(6) ($)	Total(7) ($)
Patrick M. Shanahan
Termination without Cause or for Good Reason		15,752,138					15,752,138
Change in Control and Qualifying Termination(8)	3,500,000	15,946,632			25,000		19,471,632
Death or Disability		15,752,138					15,752,138
Mark J. Suchinski
Termination without Cause	625,000					9,322	634,322
Change in Control and Qualifying Termination	625,000	1,124,694	330,321	1,437,500	13,000	9,322	3,539,837
Death or Disability		1,124,694	528,480				1,653,174
William E. Brown(10)
Change in Control and Qualifying Termination		675,897	193,032	840,000	13,000		1,721,929
Death or Disability		675,897	300,026				975,923
Alan Young
Change in Control and Qualifying Termination		647,804	156,866	682,500	13,000		1,500,170
Death or Disability		647,804	208,149				855,953
Scott M. McLarty
Termination in Lieu of Notice(9)	342,383						350,393
Change in Control and Qualifying Termination		566,351	152,608	684,767	13,000		1,416,726
Death or Disability		566,351	261,491				827,842
Duane F. Hawkins(7)
Termination without Cause		1,048,549	101,283				1,149,832
Change in Control and Qualifying Termination		1,048,549	303,880	1,322,500	13,000		2,687,929
Death or Disability		1,048,549	486,207				1,534,756
Retirement		1,048,549	101,283				1,149,832

(1)
Under the “Termination without Cause” row, represents 12 months of annual base salary pursuant to Mr. Suchinski’s employment agreement. Under the “Change in Control and Qualifying Termination” row, assumes a termination by the Company without cause (or in the case of Mr. Shanahan, a termination by the Company without cause or by Mr. Shanahan for good reason) under their respective employment agreements in connection with a change in control; this row represents 12 months of annual base salary for Mr. Shanahan and the remaining amount of his base salary he would have received had his employment continued through the first anniversary of his employment agreement.

(2)
Under the “Termination without Cause” row, represents a cash amount equal to all unvested RSUs and RS multiplied by $31.78 for Mr. Hawkins because he became retirement eligible in 2020, and accordingly, will become 100% vested in the RSUs and RS when he departs the Company.

(3)
Under the “Change in Control and Qualifying Termination” row, represents the amount of unvested PB-TSRs, PB-FCFs and PB-RGs (based on the projected payout for each award as of December 31, 2023) multiplied by $31.78. Under the “Death or Disability” row, represents a prorated amount equal to the number of target shares in the unvested PB-TSRs, PB-FCFs, and PB-RGs multiplied by $31.78. Under the “Retirement” row, represents a prorated amount of unvested PB-TSRs, PB-FCFs and PB-RGs (based on the projected payout for each award as of December 31, 2023) multiplied by $31.78. Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

(4)
Represents a cash amount equal to the value of the full-year long-term incentive that would have been made to such NEO in the ordinary course of business within the 12-month period following the date of the change in control and qualifying termination based on the participant’s annual base pay in effect on such date.

(5)
Represents a cash award of the allowance the NEO would receive for 2023.

(6)
Represents 6 months of COBRA benefits for Mr. Suchinski under his employment agreement.

(7)
In January 2023, we entered into a Retirement Agreement and General Release with Mr. Hawkins, setting out the terms of his separation from the Company. The amounts reported here reflect his entitlements as of December 31, 2023. See “Employment and Separation Agreements — 2023 Agreements” below.

(8)
In addition to the RSUs granted to Mr. Shanahan on September 30, 2023 pursuant to his employment agreement, the non-employee director grant of RSUs that Mr. Shanahan received on May 8, 2023, will also vest upon a Change in Control and Qualifying Termination.

61	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
(9)
Pursuant to the terms of Mr. McLarty’s employment agreement, termination of Mr. McLarty’s employment by the Company is subject to a minimum notice period of 9 months. Upon a termination by the Company (i) for reasons other than gross negligence and (ii) before the expiration of the required notice period, Mr. McLarty is entitled to 9 months base salary, less any salary paid for services provided by Mr. McLarty during the notice period. Because Mr. McLarty’s base salary is established and paid in GBP, the USD amount reflected in this row was calculated based on the average daily exchange rate in 2023.

(10)
In February 2024, we entered into a Retirement Agreement and General Release with Mr. Brown, setting out the terms of his separation from the Company. The amounts reported here reflect his entitlements as of December 31, 2023, and therefore do not reflect the subsequent agreement. See “Employment and Separation Agreements — 2024 Agreements” below.

Employment and Separation Agreements
Spirit has employment agreements with all of its currently employed NEOs. A brief description of the material terms of Messrs. Shanahan’s and Suchinski’s agreements is below. While Messrs. Young, Brown, McLarty and Hawkins have employment agreements with the Company, their roles and compensation have significantly changed since the employment agreements were entered into, and, except in the case of Mr. McLarty, all termination benefits expressly provided by the agreements have expired. As described in the footnote to the “Potential Payments Upon Termination or Change in Control” table, Mr. McLarty may receive a separation payment if he is terminated without the notice provided for in his employment agreement. Accordingly, the Company does not believe a description of the terms of such agreements is necessary to understand the information disclosed in the “Summary Compensation Table.”
Mr. Shanahan’s Employment Agreement
On September 30, 2023, we entered into an employment agreement with Mr. Shanahan with respect to his position as President and Chief Executive Officer. Pursuant to the employment agreement, Mr. Shanahan receives a base salary of $2,000,000 per year. In addition, Mr. Shanahan received (i) a one-time award of RSUs under the LTIP with an aggregate target grant date fair value equal to 400% of his base salary, (ii) use of temporary housing benefits in Wichita, Kansas provided in accordance with the terms and conditions of the Company’s relocation policy, (iii) use of the Company’s aircraft in accordance with the terms and conditions of the Company’s aircraft policy, and (iv) an automobile allowance provided in accordance with the terms and conditions of the Company’s automobile policy. Mr Shanahan is not eligible for an ACI award.
Potential payments and termination events under Mr. Shanahan’s employment agreement are described under “Potential Payments Upon Termination or Change in Control — Employment Agreements.”
Mr. Suchinski’s Employment Agreement
On January 29, 2020, we entered into an employment agreement with Mr. Suchinski with respect to his position as Senior Vice President and Chief Financial Officer. Pursuant to the employment agreement, Mr. Suchinski received a base salary of $500,000 per year. In addition, Mr. Suchinski was eligible for an ACI equal to 100% of his base salary, and an annual target LTIP award equal to 175% of his base salary. Effective January 26, 2021, after a compensation and performance review, Mr. Suchinski’s base salary increased to $525,000, and his annual target LTIP award increased to 200% of his annual base salary. Effective October 1, 2021, after a compensation and performance review, Mr. Suchinski’s base salary increased to $550,000, and his annual target LTIP award increased to 220% of his annual base salary.
Potential payments and termination events under Mr. Suchinski’s employment agreement are described under “Potential Payments Upon Termination or Change in Control — Employment Agreements.”
Mr. Gentile’s Employment Agreement
The following description of Mr. Gentile’s employment agreement applied during his period of employment with the Company through September 30, 2023. On February 13, 2016, we entered into an employment agreement, effective April 1, 2016, with Mr. Gentile with respect to his position as Executive Vice President and Chief Operating Officer. Pursuant to the employment agreement, Mr. Gentile received a base salary of $1,000,000 per year. In addition, Mr. Gentile was eligible for an ACI equal to 140% of his base salary, and an annual target LTIP award equal to 300% of his base salary. Mr. Gentile was (and continues to be) entitled to receive an annual DCP Company contribution of $600,000.
Effective August 1, 2016 (in recognition of Mr. Gentile’s appointment as President and CEO), Mr. Gentile’s base salary increased to $1,100,000 and his annual target LTIP award increased to 400% of his annual base salary. Mr. Gentile received salary and

Spirit AeroSystems 2024 Proxy Statement	62

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
LTIP target increases in the first quarter of 2017 and 2018. Most recently, in February 2019, Mr. Gentile’s salary increased to $1,300,000, his annual target ACI award increased to 145% of his annual base salary, and his annual target LTIP award was increased to 550% of his annual base salary. No further increases were made to Mr. Gentile’s compensation following February 2019.
2023 Agreements
Mr. Hawkins
As previously disclosed, on January 16, 2023, we entered into a Retirement Agreement and General Release with Mr. Hawkins that provides effective April 1, 2023, Mr. Hawkins resigned from his position as Executive Vice President, President of Defense & Space of Spirit and the Company and commenced his position as Senior Advisor. Mr. Hawkins is expected to remain as an employee of the Company until April 1, 2024, or such other date as may be mutually agreed (the “Retirement Date”) to facilitate an orderly transition of his duties. Mr. Hawkins continues to receive his current base salary through the Retirement Date and received a bonus of $44,803 for 2023, based on a target award opportunity of 100% of his annual base salary from January 1, 2023, through March 31, 2023, and 75% of his annual base salary from April 1, 2023, through December 31, 2023. From January 1, 2024, until the Retirement Date, Mr. Hawkins will be eligible to receive a prorated bonus for such period based on a target award opportunity of 75% of his annual base salary, subject to actual achievement of performance under the STIP. Mr. Hawkins is not entitled to any new LTIP grants for 2024 and will continue to vest in the awards previously granted to him under the OIP until the Retirement Date in accordance with their terms, which include, by reason of Mr. Hawkins’ retirement after reaching age 62, accelerated vesting of certain time-based awards and prorated accelerated vesting of certain performance-based awards, subject to satisfaction of performance conditions, as described below. The agreement with Mr. Hawkins also contains non-competition and non-solicitation provisions, as well as confidentiality and non-disparagement provisions and a general release of claims against the Company.
Mr. Gentile
On October 1, 2023, we entered into a Separation Agreement and General Release with Mr. Gentile to set out the terms of his separation from the Company, effective as of September 30, 2023. In consideration of Mr. Gentile’s release of claims, future cooperation and compliance with certain obligations, including confidentiality, non-competition, non-solicitation and mutual non-disparagement covenants, Mr. Gentile received separation payments and benefits comprised of the following: (i) a payment of $1,300,000, paid in substantially equal installments, which is equal to one year of Mr. Gentile’s base salary; (ii) an amount equal to Mr. Gentile’s monthly COBRA premium until the earliest to occur of: (a) October 30, 2024, and (b) the date that Mr. Gentile is no longer eligible to receive COBRA continuation coverage; (iii) waiver of continuation of employment requirements with respect to the vesting of 91,978 RSUs granted pursuant to the LTIP; (iv) up to $100,000 in outplacement services costs actually incurred; and (v) up to $25,000 in legal fees actually incurred by Mr. Gentile in connection with the negotiation and documentation of his separation agreement. Additionally, Mr. Gentile received a $50,000 consulting fee retainer.
Type of Benefit	Value of Benefit ($)
Severance Payment(1)	1,300,000
COBRA Continuation Coverage(2)	20,207
LTIP Award(3)	1,484,525
Outplacement Services(4)	100,000
Attorney’s Fees	25,000
Consulting Retainer	50,000
Total	2,979,732

(1)
As of December 31, 2023, the Company had paid to Mr. Gentile $270,000 in severance payments.

(2)
The amount of the COBRA benefit was calculated assuming the Mr. Gentile elected COBRA continuation coverage through October 30, 2024.

(3)
The value of the waiver of continuation of employment requirements with respect to 91,978 RSUs was calculated based on the closing price of $16.14 on September 29, 2023, the last trading day immediately prior to Mr. Gentile’s termination.

63	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
(4)
As of December 31, 2023, Mr. Gentile had not requested, and the Company had not paid any amount in connection with outplacement services.

Ms. Marnick
On November 30, 2023, we entered into a Separation Agreement and General Release with Ms. Marnick to set out the terms of her separation from the Company, effective as of November 27, 2023. In consideration of Ms. Marnick’s release of claims, future cooperation and compliance with certain obligations, including confidentiality, non-competition, non-solicitation and mutual non-disparagement covenants, Ms. Marnick received separation payments and benefits comprised of the following: (i) a severance payment of $720,000, which is equal to one year of Ms. Marnick’s base salary of $700,000 and an additional sum of $20,000 to assist with the costs associated with COBRA continuation coverage; (ii) a lump sum payment of $556,850 in recognition of certain awards granted to Ms. Marnick pursuant to the LTIP that were forfeited upon her separation; (iv) a lump sum payment of $75,000 for the purpose of obtaining transition services; and (v) reimbursement of up to $15,000 in legal fees actually incurred by Ms. Marnick in connection with the negotiation and documentation of her separation agreement.
Type of Benefit	Value of Benefit ($)
Severance Payment	720,000
Award Equivalent Payment	556,850
Transition Services	75,000
Attorney’s Fees	15,000
Total	1,366,850
2024 Agreements
Mr. Brown
On February 20, 2024, we entered into a Retirement Agreement and General Release with Mr. Brown that provides effective March 17, 2024, Mr. Brown will resign from his position as Senior Vice President, Quality of Spirit and the Company and will commence his position as Senior Advisor. Mr. Brown is expected to remain as an employee of the Company until March 17, 2025, or such other date as may be mutually agreed (the “Retirement Date”) to facilitate an orderly transition of his duties. Mr. Brown will continue to receive his current base salary through the Retirement Date. From January 1, 2024, until the Retirement Date, Mr. Brown will be eligible to receive a prorated bonus for such period based on a target award opportunity of 100% of his annual base salary, subject to actual achievement of performance under the STIP. Mr. Brown is not entitled to any new LTIP grants for 2025 and will continue to vest in the awards previously granted to him under the OIP until the Retirement Date in accordance with their terms, which include, by reason of Mr. Brown’s retirement after reaching age 62, accelerated vesting of certain time-based awards and prorated accelerated vesting of certain performance-based awards, subject to satisfaction of performance conditions, as described below. The agreement with Mr. Brown also contains non-competition and non-solicitation provisions, as well as confidentiality and non-disparagement provisions and a general release of claims against the Company.
Potential Payments Upon Termination or Change in Control
While the Company does not maintain any specific change in control agreements or other similar plans or arrangements intended specifically to provide income protection for executive officers upon a change in control, the Company has several programs — Employment Agreements, the ACI, the LTIP, the Perquisite Plan, and the DCP — that deliver benefits upon certain types of termination or a change in control.
Information about these severance or change in control benefits is contained below, and in the table above titled “Potential Payments Upon Termination or Change in Control” summarizing the monetary benefits payable upon triggering events assumed to have occurred on December 31, 2023.
Employment Agreements
Only the employment agreements of Messrs. Shanahan, Suchinski and McLarty provide for any payments to be made, or benefits provided, beyond the date of termination as of December 31, 2023. In the cases of Messrs. Shanahan and Suchinski,

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
these benefits are paid only in the circumstances described below. In the case of Mr. McLarty, these benefits are paid only in the circumstances described in footnote 9 to the “Potential Payments Upon Termination or Change in Control” table above.
Receipt of these benefits is conditioned upon the execution of a release of claims against the Company and satisfaction of certain covenants, including non-solicitation and non-competition covenants. Pursuant to Mr. Shanahan’s and Mr. Suchinski’s employment agreements, the non-solicitation and non-competition covenants apply for one year post-termination if terminated without cause and, in the case of Mr. Shanahan, termination for good reason, or two years post-termination if terminated for any other reason.
Termination by the Company for Cause
Upon a termination for cause, Messrs. Shanahan and Suchinski are only entitled to their compensation through the date of termination.
For Mr. Shanahan, a “for cause” termination is defined as a termination resulting from the following:
■
commission of a material breach of the employment agreement, acts involving fraud, material and intentional dishonesty, material and intentional unauthorized disclosure of confidential information, a felony or other crime involving moral turpitude, or a material violation of Company policies; direct and deliberate acts constituting a material breach of the duty of loyalty;

■
refusal or material failure, other than by reason of disability, to perform duties and responsibilities, if such refusal or failure is not remedied within 30 days after receipt of written notice thereof from the Board;

■
inability to obtain and maintain the appropriate level of U.S. security clearance.

For Mr. Suchinski, a “for cause” termination is defined as a termination resulting from the following:
■
commission of a material breach of the employment agreement that, if curable, is not cured within 10 business days after written notice thereof;

■
acts involving moral turpitude, including fraud, material and willful dishonesty, material and intentional unauthorized disclosure of confidential information, the commission of a felony or other crime involving moral turpitude, or material violation of Company policies;

■
direct and deliberate acts constituting a material breach of the duty of loyalty; or

■
willful or continuous refusal, or material failure, other than by reason of disability, to perform the duties reasonably assigned to Mr. Suchinski if such refusal is not remedied within 10 business days after written notice thereof.

Termination without Cause
Upon a termination by the Company without cause, Mr. Shanahan is entitled to be treated as 100% vested in all time-based LTIP awards granted on September 30, 2023.
Upon a termination by the Company without cause, Mr. Suchinski is entitled to one year of his base salary in effect prior to termination and the costs of providing COBRA medical and dental benefits coverage over a period of six months.
Termination for Good Reason
Upon a termination by Mr. Shanahan for good reason, Mr. Shanahan is entitled to be treated as 100% vested in all time-based LTIP awards granted on September 30, 2023.
Termination without Cause or for Good Reason Upon a Change in Control
Upon a termination by the Company without cause or by Mr. Shanahan for good reason within 12 months following a “change in control,” Mr. Shanahan is entitled to one year of his base salary in effect prior to termination, payable in a single lump-sum cash payment. To the extent the “change in control” and termination occurs prior to the first anniversary of the effective date of Mr. Shanahan’s employment agreement, Mr. Shanahan is also entitled to a single lump-sum cash payment equal to the remaining

65	Spirit AeroSystems 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
amount of his base salary that he would have received if he had remained employed through the first anniversary of the effective date of his employment agreement.
Pursuant to the terms of Mr. Shanahan’s employment agreement, a termination for “good reason” is defined as a termination resulting from the following, subject to a notice and cure period:
■
a material diminution in Mr. Shanahan’s base salary, other than a general reduction that does not exceed 20% and that affects similarly situated executives in substantially the same proportions;

■
a material diminution in Mr. Shanahan’s title, authority, duties, reporting relationships or responsibilities;

■
a requirement that Mr. Shanahan report to anyone other than the Board; or

■
any other action or inaction with respect to the terms and conditions of Mr. Shanahan’s employment that constitutes a material breach of Mr. Shanahan’s employment agreement.

Pursuant to the terms of Mr. Shanahan’s employment agreement, a “change in control” is defined as:
(1)
a transaction pursuant to which a person, or more than one person acting as a group, acquires more than 50% of the Common Stock; or

(2)
a merger or consolidation involving the Company in which the Company is not the surviving entity; or

(3)
a transaction that is a sale of all or substantially all of the Company’s assets if all or substantially all the proceeds from such transaction are distributed to the stockholders of the Company; or

(4)
a majority of the members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election.

Long-Term Incentives under the Omnibus Incentive Plan
Pursuant to the provisions of the OIP, the LTIP, and/or the relevant award agreements, our NEOs are entitled to the following payments or benefits upon retirement, death or disability, or qualifying termination in connection with a change in control.
Retirement
Upon a participant’s termination due to “retirement,” the participant will (i) become 100% vested in outstanding Time-Based Restricted Stock Unit and Restricted Stock awards, and (ii) vest in a prorated portion of outstanding Performance-Based Restricted Stock awards (prorated based on the number of days continuously employed during the performance period) based on actual performance measured at the end of the applicable performance period.
Death or Disability
Upon a participant’s termination due to death or disability prior to vesting, except with respect to the grant that Mr. Shanahan received as a non-employee director, the participant will (i) fully vest in his or her outstanding Time-Based Restricted Stock Unit and Restricted Stock awards, and (ii) vest in a prorated portion of his or her outstanding Performance-Based Restricted Stock Unit and Restricted Stock awards (prorated based on the number of days continuously employed during the performance period) based on target performance.
Qualifying Termination in Connection with a Change in Control
Each participant who incurs a “qualifying termination” will become fully vested upon termination of employment. If an award is subject to performance conditions, the portion that vests will, at the discretion of the Compensation Committee, be determined based upon actual performance through the date of the change in control (or, if later, the date of the qualifying termination) or, if the Compensation Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance. In addition, each such participant will also receive a cash award equal to the dollar value of the long-term incentive award that would have been made to the participant in the ordinary course of business within the 12-month period following the date of qualifying termination, based on the participant’s annual base pay in effect on the date of qualifying termination.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Definitions:
“Qualifying termination” means the participant’s termination, either in anticipation of the change in control or during the period beginning 30 days before the date of the change in control and ending two years after the closing of the change in control, (i) by the Company without cause, or (ii) by the participant for good reason.
“Cause” means that the Company has “cause” to terminate the employee, as defined in any applicable employment or consulting agreement, or any of the following has occurred:
■
gross negligence or willful misconduct in the exercise of responsibilities;

■
breach of fiduciary duty;

■
material breach of any provision of an employment contract or consulting agreement;

■
the commission of a felony crime or crime involving moral turpitude;

■
theft, fraud, misappropriation, or embezzlement (or reasonable suspicion of the same);

■
willful violation of any federal, state, or local law (except traffic violations and other similar matters not involving moral turpitude); or

■
refusal to obey any resolution or direction of the participant’s supervisor or the Board.

“Good reason” means a voluntary termination within 90 days after the participant is assigned to a diminished position (provided certain conditions are met). “Diminished position” means a position that reflects any of the following changes or actions, unless the participant has consented to the change or action in writing:
■
a material diminution in the participant’s base compensation, authority, duties, responsibilities, or associated job title;

■
relocation of the participant’s principal office to a location that is greater than 50 miles from the location of the participant’s principal office immediately before such relocation; or

■
any action or inaction with respect to the terms and conditions of the participant’s service that constitutes a material breach by the Company of any written agreement between the participant and the Company.

“Retirement” is defined as:
■
Termination on or after the date when the grantee has attained age 62, other than a termination by the Company for cause or termination by the Company at the time cause exists.

A “change in control” is:
(1)
a transaction pursuant to which a person, or more than one person acting as a group, acquires more than 50% of the Common Stock; or

(2)
a merger or consolidation involving the Company in which the Company is not the surviving entity; or

(3)
a transaction that is a sale of all or substantially all of the Company’s assets if all or substantially all the proceeds from such transaction are distributed to the stockholders of the Company.

Perquisite Plan
Upon the occurrence of a change in control of the Company, a participant who incurs a qualifying termination (as defined under the OIP above) either in anticipation of the change in control or during the period beginning 30 days before the change in control and ending two years after the closing of the change in control, is entitled to receive a cash award equal to (i) any remaining unused portion of the participant’s allowance for the calendar year in which the qualifying termination occurs, plus (ii) an amount equal to 100% of the participant’s allowance for the calendar year in which the qualifying termination occurs.
Deferred Compensation Plan
Individuals participating in the DCP are entitled to receive payment of amounts credited to their deferred compensation accounts under the DCP upon a separation from service (subject to the expiry of any applicable waiting period). However, in the event of a termination for cause, as defined under the OIP, no amounts credited to the employer-match account or employer discretionary

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
contribution amount shall be payable to the participant. Payment to a participant of any employer-matching or discretionary contributions made under the DCP is subject to compliance by the participant with non-competition, non-solicitation, and confidentiality requirements during the term of the participant’s employment and for so long as the participant receives payments under the DCP. The descriptions of the amounts payable by the Company that are included in the section entitled “Nonqualified Deferred Compensation” are incorporated by reference herein. DCP amounts are excluded from the table above titled “Potential Payments Upon Termination or Change in Control” because, while certain DCP benefits may become payable upon a separation from service, no DCP benefits are enhanced or accelerated as a result of a termination of employment or change in control.
2023 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of annual total compensation of our median employee and the annual total compensation of our President and CEO, Mr. Shanahan. For 2023, our last completed fiscal year, our ratio as calculated pursuant to Item 402(u) was as follows:
■
The 2023 annual total compensation of the Company’s CEO was $11,147,557.

■
The 2023 annual total compensation of the median employee (excluding the CEO) was $64,171.

■
Based on this information, for 2023, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was reasonably estimated to be 174:1.

The Company believes that the ratio of pay included above is a reasonable estimate calculated in a manner consistent with applicable SEC rules and guidance.
Determining the CEO’s Compensation
The annual total compensation of our CEO was $11,147,557. This amount equals the CEO’s compensation as reported in the “Summary Compensation Table” (excluding amounts earned in his capacity as a non-employee director prior to his appointment as our CEO) plus an additional amount that reflects the annualizing of his base salary and the elements of other compensation included in the “All Other Compensation” column of the “Summary Compensation Table,” consistent with the applicable SEC rules and guidance.
Determining the Median Employee
To identify the median employee for 2023, we reviewed pay to all of our employees as of December 31, 2023 (the “Pay Ratio Employee Population”). As a result of such review, we identified the 50 middlemost employees of the Pay Ratio Employee Population. Subsequently, we reviewed the pay of each of those 50 employees as of December 31, 2023, as reflected in the Company’s payroll records. Comparing the pay of each of the 50 employees, we identified the eight middlemost employees. For 2023, we studied each of the eight employees’ pay for the year of performance to determine the median and eliminated seven employees from the group. The remaining employee from that analysis is our median employee for 2023.
The Pay Ratio Employee Population included all U.S. and non-U.S. individuals employed by the Company on a full-time, part-time, seasonal, or temporary basis as of December 31, 2023. Further, the Pay Ratio Employee Population excluded independent contractors and leased workers who provide services to the Company but are employed, and whose compensation is determined, by an unaffiliated third party.
In calculating pay for the Pay Ratio Employee Population and the group of eight employees, we did not make any assumptions, adjustments (including cost of living adjustments), or estimates with respect to compensation, and we did not annualize compensation for any full-time employees who were not employed by us for all of 2023 through December 31, 2023. As required by SEC rules, after identifying our median employee, we calculated annual total compensation for our median employee for 2023 using the same methodology that we used to determine our NEOs’ annual total compensation for the “Summary Compensation Table.”
Given the different methodologies that companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Pay versus Performance
The Company believes in the importance of maintaining a strong link between executive pay and company performance. As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosure is provided about the relationship between executive compensation and the Company’s performance on select financial metrics. For a complete description regarding the Company’s compensation program, please see “Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for CEO — Gentile(1) ($)	Compensation Actually Paid to CEO — Gentile(2) ($)	Summary Compensation Table Total for CEO — Shanahan(1) ($)	Compensation Actually Paid to CEO — Shanahan(2) ($)	Average Summary Compensation Table Total for non-CEO NEOs(3) ($)	Average Compensation Actually Paid to non-CEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On		Net Income/ (Loss) ($) (in millions)	Revenue ($) (in millions)
							TSR ($)	Proxy Peer Group TSR ($)(5)
2023	11,807,067	(296,375)	8,919,114	16,736,531	2,119,556	1,561,915	43.76	119.09	(633.0)	6,047.9
2022(6)	11,728,900	3,412,855	N/A	N/A	2,528,563	970,473	40.76	111.54	(545.7)	5,029.6
2021(6)	10,849,938	9,924,685	N/A	N/A	2,231,105	2,043,078	59.28	95.03	(540.8)	3,953.0
2020(6)	10,454,350	2,195,855	N/A	N/A	2,218,950	713,360	53.73	83.94	(870.3)	3,404.8

(1)
Represents total compensation for Messrs. Gentile and Shanahan as reported in the “Summary Compensation Table.” Mr. Shanahan became our President and CEO on September 30, 2023 and accordingly no calculations are provided for him for 2020 to 2022.

(2)
The following supplemental table presents a reconciliation of Messrs. Gentile’s and Shanahan’s “Summary Compensation Table” totals to the compensation actually paid for 2023, as defined and computed in accordance with Item 402(v) of Regulation S-K. However, not all of such amounts were actually earned or received by Messrs. Gentile or Shanahan during 2023. As neither Messrs. Gentile and Shanahan participate in any defined benefit plans, no adjustments were required to amounts reported in the “Summary Compensation Table” totals related to the value of benefits under such plans.

CEO Reconciliation for 2023
				Equity Award Adjustments
CEO	Summary Compensation Table Total ($)	Value of Equity Awards Reported in Summary Compensation Table ($)	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value Equity Awards Granted in Prior Years that are Unvested at Year End ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value of Equity Awards Granted in Prior Years that Forfeited in the Year ($)	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected ($)	Total Compensation Actually Paid ($)
Shanahan	8,919,114	(8,149,986)	15,946,632	—	20,771	—	—	16,736,531
Gentile	11,807,067	(9,529,351)	1,095,202	125,385	(366,882)	(3,427,796)	—	(296,375)

(3)
Includes the average total compensation for Messrs. Suchinski, Brown, Young, McLarty, and Hawkins and Ms. Marnick in 2023; Messrs. Suchinski, Hawkins, and Matthies and Ms. Marnick in 2022 and 2021; and Messrs. Suchinski, Hawkins, and Brown, Jose I. Garcia, John A. Pilla, and Ms. Marnick in 2020. Total compensation for non-CEO NEOs are as reported in the “Summary Compensation Table.”

(4)
The following supplemental table presents a reconciliation of the average non-CEO NEO “Summary Compensation Table” total to the compensation actually paid for 2023, as defined and computed in accordance with Item 402(v) of Regulation S-K. However, not all of such amounts were actually earned or received by the non-CEO NEOs during 2023. As none of the non-CEO NEOs participate in any defined benefit plans, no adjustments were required to amounts reported in the “Summary Compensation Table” totals related to the value of benefits under such plans. With respect to Mr. Hawkins, the year end fair value of equity awards granted in 2023 have been reduced to reflect his retirement eligibility.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Non-CEO NEO Reconciliation for 2023
			Equity Award Adjustments
Year	Average Summary Compensation Table Total ($)	Average Value of Equity Awards Reported in Summary Compensation Table ($)	Average Year End Fair Value of Equity Awards Granted in the Year(a) ($)	Average Change in Fair Value Equity Awards Granted in Prior Years that are Unvested at Year End ($)	Average Fair Value of Equity Awards Granted in the Year that Vested in the Year ($)	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value of Equity Awards Granted in Prior Years that Forfeited in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected ($)	Average Total Compensation Actually Paid ($)
2023	2,119,556	(1,262,410)	792,795	160,345	2,579	(49,202)	(201,747)	—	1,561,915

(a)
With respect to Mr. Hawkins, the year end fair value of equity awards granted in 2023 have been reduced to reflect withholding in connection with his retirement eligibility.

(5)
The peer group used for this purpose is the S&P 500 Aerospace & Defense Index.

(6)
The numbers in these rows have been revised from the numbers previously reported in last year’s “Pay versus Performance Table” in order to correct an administrative error.

Description of Relationships Between Compensation and Performance
The graph below illustrates trends in “compensation actually paid,” Company TSR performance, and TSR performance of the S&P 500 Aerospace & Defense Index (the “A&D Index”) over the four most recent fiscal years. This illustrates that our compensation generally moves directionally with our TSR performance. The “compensation actually paid” included for our current CEO, Mr. Shanahan, reflects the increase in our stock price during the last quarter of 2023.
Compensation Actually Paid vs. TSR
Additionally, the graphs below compare the trend in “compensation actually paid” over four years to Company Net Income/(Loss) and Company Revenue. These illustrate the rigor of our compensation measures. Although “compensation actually paid” increased from 2020 to 2021, consistent with substantial improvements in Net Income/(Loss) and Revenue, it did not increase from 2021 to 2022 as improvement in Net Income/(Loss) was inconsistent with projections, although Revenue did improve. The “compensation actually paid” included in 2023 for Messrs. Gentile and Shanahan and our other NEOs increased as a result of an increase in our stock price.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid vs. Revenue
As also required by Item 402(v) of Regulation S-K, below is a list of the performance measures that were considered the most important by the Compensation Committee in determining executive compensation for the 2023 performance year and in linking executive compensation actually paid to Company performance. Our executive compensation program and compensation decisions reflect the guiding principles of being linked to long-term performance and aligned with stockholder interests. The metrics used within our incentive plans are selected to support these objectives. See “Proxy Statement Summary  —  Executive Compensation At-A-Glance” for a discussion of these metrics, “Compensation Discussion and Analysis” for a discussion on their use in our incentive compensation programs for 2023 and Appendix A for an explanation and reconciliation of non-GAAP measures.
■
Free Cash Flow*

■
EBIT*

■
Revenue

■
Quality

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Compensation Committee Report
The Compensation Committee establishes and oversees the design and functioning of the Company’s executive compensation program. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section in this Proxy Statement with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K be included in this Proxy Statement for the 2024 Annual Meeting of Stockholders, and also be incorporated by reference in the Company’s Annual Report on Form 10-K for the 2023 fiscal year.
Compensation Committee
Paul E. Fulchino, Chair
Irene M. Esteves
John L. Plueger
Robert D. Johnson
James R. Ray, Jr.

Spirit AeroSystems 2024 Proxy Statement	72

PROPOSAL 3	APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

Background and Purpose of the Proposal
The Spirit AeroSystems Employee Stock Purchase Plan was adopted by the Company and approved by our stockholders effective as of October 1, 2017, and was subsequently amended in 2020, 2021, and 2022 to reflect administrative updates (as amended through October 21, 2022, the “ESPP”). The ESPP is a broad-based plan that provides an opportunity for eligible employees of the Company and its designated subsidiaries and affiliates to purchase shares of our Common Stock at a discount from the then-current market price. As of March 7, 2024, there were 271,776 shares available for future purchase under the ESPP.
In light of the number of shares remaining available under the ESPP, the Board adopted, subject to approval by our stockholders at the Annual Meeting, an amendment and restatement of the ESPP (the “Amended ESPP”) on February 26, 2024, to increase the number of shares of Common Stock available for issuance under the ESPP from 1,000,000 to 4,500,000 shares. All other terms and provisions of the ESPP remain the same and are summarized below. A copy of the Amended ESPP is attached as Appendix B to this Proxy Statement.
In the event that the additional shares are approved for issuance pursuant to the Amended ESPP, the Company will promptly register the additional shares with the SEC on a registration statement on Form S-8.
Consequences of Failing to Approve the Proposal
The Amended ESPP will not be implemented unless it is approved by our stockholders. If the Amended ESPP is not approved by our stockholders, the ESPP will remain in effect in its present form and the Company will be unable to issue any additional shares under the ESPP (beyond those remaining available for issuance prior to the Amended ESPP) to eligible participants. Failure of our stockholders to approve this Proposal 3 will not affect the rights of existing award holders under the ESPP or under any previously granted awards under the ESPP.
Summary of the Amended ESPP
The following description of the Amended ESPP is only a summary of the material features and does not describe all of its provisions. This summary is qualified in its entirety by reference to the text of the Amended ESPP, attached as Appendix B.
Purpose
The purpose of the Amended ESPP is to provide an added incentive for eligible employees of the Company to promote the Company’s best interests by providing an opportunity for those employees to purchase shares of Common Stock at below-market prices through payroll deductions. The Amended ESPP is intended to align the interests of the Company’s stockholders and employees by increasing the proprietary interest of employees in the Company’s growth and success, advance the interests of the Company by attracting and retaining employees and motivate employees to act in the long-term best interests of the Company.
Administration
The Amended ESPP is administered by the Compensation Committee of the Board (the “Compensation Committee”), which has full and discretionary authority to conclusively determine the answers to any questions that may arise regarding the interpretation and application of the provisions of the Amended ESPP and to make decisions and adopt rules, regulations, policies and procedures for administering the Amended ESPP as it deems necessary. The Compensation Committee may correct any defect or omission or reconcile any inconsistency in the Amended ESPP in the manner and to the extent it deems necessary or appropriate. The Compensation Committee also has the discretion to adopt rules regarding the administration of the Amended ESPP to conform to local laws or to enable employees of the Company or certain subsidiaries or affiliates to participate in the plan. Any determinations will be made by the Compensation Committee in its sole discretion and will be final and conclusive. The Compensation Committee is authorized to delegate some or all of its authority under the Amended ESPP to one or more employees or officers of the Company as it deems necessary, appropriate or advisable.

73	Spirit AeroSystems 2024 Proxy Statement

The rights to purchase Common Stock granted under the Amended ESPP are intended to be treated as either:
■
Options issued by the Company or any designated subsidiary under an employee stock purchase plan that is intended to qualify under the terms of Section 423(b) of the Internal Revenue Code (the “423 Plan”); or

■
Options issued by a designated affiliate of the Company under an employee stock purchase plan that is not subject to the terms and conditions of Section 423(b) of the Internal Revenue Code (the “Non-423 Plan”).

The Compensation Committee will have the discretion to designate whether individual subsidiaries or affiliates of the Company will participate in the ESPP and whether they will participate in the 423 Plan or the Non-423 Plan. To be eligible for participation in the 423 Plan, a subsidiary must be at least 50% owned by the Company or another entity at least 50% owned by the Company and must satisfy the other requirements of Section 424(f) of the Internal Revenue Code.
Eligibility
Generally, any person who is employed by the Company or by a subsidiary or affiliate of the Company that has been designated by the Compensation Committee may participate in the ESPP. However, no employee will be granted an option to participate in the ESPP to the extent that (1) immediately after such grant, such employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of the Common Stock or (2) such employee’s rights to purchase the Common Stock under the ESPP would accrue at a rate that exceeds $25,000 in fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.
As of March 7, 2024, approximately 20,822 individuals are eligible to participate in the Amended ESPP.
Shares Available for Issuance
If approved by the Company’s stockholders at the Annual Meeting, the maximum number of shares of Common Stock that may be purchased under the Amended ESPP will be 4,500,000 shares, subject to adjustment for stock dividends, stock splits or combinations of shares of the Company’s stock. As of March 7, 2024, the market value of the 4,500,000 shares reserved for issuance under the Amended ESPP was $160,650,000.
Offering Periods
The Amended ESPP is currently implemented over consecutive six-month offering periods, beginning on April 1 and October 1 of each year and ending on the last day of September and March, respectively. Shares are issued on the last trading day of each six-month offering period. The Compensation Committee has the power to change the beginning date, ending date and duration of offering periods with respect to future offerings without stockholder approval if such change is announced at least five days before the scheduled beginning of the next offering period.
Participation in the Plan
An eligible employee may become a participant in the Amended ESPP by giving instructions to the plan recordkeeper authorizing payroll deductions, and payroll deductions for such employee will begin as soon as administratively feasible after such instructions are received in good order, subject to compliance with the Company’s insider trading policies and such rules and procedures as may be established by the Compensation Committee in connection therewith.
An employee’s payroll deductions or other contributions under the Amended ESPP may not exceed (1) 15% (or such other percentage as the Compensation Committee may determine) of such employee’s “Compensation” (as defined in the Amended ESPP) or (2) $25,000 for each year (or such lower annual dollar limit as may be designated by the Compensation Committee).
The per-share purchase price for the Common Stock purchased under the Amended ESPP is the lesser of 85% of the fair market value of a share of such Common Stock on the last trading day of the offering period or 85% of the fair market value of a share of such Common Stock on the first day of the offering period. Upon the completion of the offering period, the Company will automatically apply the funds in the participant’s account to purchase the largest number of shares of Common Stock at the designated purchase price (which may include a fractional share), provided that in no event will any participant purchase more than 30,000 shares during an offering period (subject to the limitations described above).
Once made, a participant’s payroll deduction election will automatically remain in effect for successive offering periods until the participant provides new instructions for a subsequent offering period, withdraws from the Amended ESPP or terminates his or her employment; provided, however, a participant is allowed to decrease payroll deductions once during an offering period (but

Spirit AeroSystems 2024 Proxy Statement	74

may not increase payroll deductions within an offering period). Otherwise, a participant’s payroll deduction election may not be modified during an offering period except if the participant withdraws from the Amended ESPP or elects to terminate payroll deductions during an offering period.
Withdrawal from the Plan
A participant may elect to withdraw and terminate payroll deductions from the Amended ESPP at any time. An election to withdraw from participation will become effective as soon as administratively feasible following the date such election is received by the recordkeeper and will remain in effect until the participant provides new enrollment instructions. A participant who withdraws from participation during an offering period may not make a new payroll deduction election that is effective any sooner than the next offering period that begins on or after the date of the participant’s withdrawal.
Upon a participant’s withdrawal and request to terminate payroll deductions from the Amended ESPP at least five calendar days before the last day of the then-current offering period, all payroll deductions credited to the participant’s account during such offering period will be returned to the participant in cash, without interest. To the extent that a participant does not give proper instructions to terminate payroll deductions at least five calendar days before the last day of the then-current offering period, the participant will be deemed to have elected to exercise the participant’s option for purchase of shares of Common Stock on the next purchase date. Unless the participant instructs the recordkeeper to terminate the participant’s account, the recordkeeper will continue to maintain the account after termination of payroll deductions. Upon termination of the participant’s account, any fractional shares will be paid to the participant in cash following such termination.
Upon a participant’s termination of employment for any reason, payroll deductions credited to such participant’s account during the then-current offering period that have not yet been used to exercise the option will be returned without interest to the participant (or in the case of death, to the participant’s beneficiary) and the participant’s option will automatically be terminated. Upon termination, the participant (or the participant’s beneficiary) will direct the recordkeeper to (i) transfer all shares of Common Stock out of the participant’s account into either a separate account with the recordkeeper or a separate account chosen by the participant, (ii) pay any cash dividends and the value of any fractional shares to the participant (or the participant’s beneficiary) in cash, and (iii) terminate the participant’s account.
Restrictions on Transfer
Rights granted under the Amended ESPP are not transferable by a participant other than by will or the laws of inheritance following the participant’s death.
Duration, Amendment and Termination
The Board has the power to amend or terminate the Amended ESPP, subject to compliance with applicable law and NYSE requirements. However, stockholder approval is required within 12 months before or after the Board adopts an amendment to increase the maximum number of shares issuable under the Amended ESPP (other than for adjustments upon changes in the Company’s capitalization as described in the following paragraph), to amend the requirements as to the class of employees eligible to participate in the Amended ESPP or to change the granting corporation or the stock available for purchase under the Amended ESPP.
Adjustments Upon Changes in Capitalization
In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or other extraordinary corporate event, the Compensation Committee shall proportionally adjust the maximum number of shares issuable under the Amended ESPP, the price per share and the number of shares of Common Stock covered by each option under the Amended ESPP that has not yet been exercised in order to prevent dilution or enlargement of the rights of participants.
Dissolution or Liquidation
Unless provided otherwise by the Compensation Committee, in the event of the proposed dissolution or liquidation of the Company, the offering period then in progress will be shortened (with the exercise date for the purchase of shares in that offering period being on the last day of the shortened offering period) and will terminate immediately prior to the consummation of the proposed dissolution or liquidation, unless otherwise determined by the Compensation Committee.

75	Spirit AeroSystems 2024 Proxy Statement

Asset Sale, Merger or Consolidation
In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity, the Compensation Committee will shorten any offering period then in progress by setting a new exercise date for the purchase of shares for that offering period, which will occur prior to the proposed asset sale or merger.
Participation by the Company’s Named Executive Officers
The Company’s named executive officers are currently eligible to participate in the ESPP on the same terms and conditions as all other participants and will continue to remain eligible if the stockholders approve the Amended ESPP.
United States Federal Income Tax Consequences
The following summary briefly describes U.S. federal income tax consequences of rights under the Amended ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Amended ESPP should consult their own professional tax advisors concerning tax aspects of rights under the Amended ESPP. This Proxy Statement is not written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to the Company under U.S. federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws and is not covered by the summary below.
423 Plan. If the Amended ESPP is approved by the Company’s stockholders, options to purchase shares granted under the 423 Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under the provisions of Section 423(b) of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Amended ESPP are sold or otherwise disposed of. If the shares are disposed of within two years from the grant date or within one year from the purchase date of the shares, a transaction referred to as a “disqualifying disposition,” the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the stock on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.
If the stock purchased under the Amended ESPP is sold (or otherwise disposed of) more than two years after the grant date and more than one year from the purchase date of the stock, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the purchase price and (b) the excess of the fair market value of the stock as of the grant date over the purchase price will be treated as ordinary income. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized on the disposition of the shares after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a capital loss.
The Company will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized in the United States by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.
Non-423 Plan. With respect to options to purchase shares granted under the Non-423 Plan, an amount equal to the difference between the fair market value of the stock on the purchase date and the purchase price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.
The Company will generally be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant in the United States as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. For U.S. participants, FICA/FUTA taxes will be due in relation to ordinary income earned as a result of participation in the Non-423 Plan.

Spirit AeroSystems 2024 Proxy Statement	76

New Plan Benefits
The benefits to be received pursuant to the Amended ESPP, by the Company’s employees are not currently determinable as they will depend on the purchase price of our shares in offering periods after the implementation of the Amended ESPP, the market value of our shares on various future dates, the amount of contributions that eligible employees elect to make under the Amended ESPP, and similar factors. As of the date of this Proxy Statement, no employee has been granted an option to purchase additional shares under the ESPP that is conditioned on approval of the Amended ESPP.
Securities Authorized for Issuance under the Company’s Equity Compensation Plans
The following table represents securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2023.
Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(3),(4)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under the Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	2,633,244	$—	7,032,102
■ Omnibus Incentive Plan of 2014(1)	2,633,244	—	6,760,326
■ Employee Stock Purchase Plan(2)	—	—	271,776
Equity compensation plans not approved by security holders	—	$—	—
Total	2,633,244	$—	7,032,102

(1)
The Company’s 2014 Omnibus Incentive Plan, as amended (the “Omnibus Plan”) provides for the issuance of incentive awards to officers, directors, employees, and consultants in the form of restricted stock, restricted stock units, stock appreciation rights, and other equity or equity-based compensation awards.

(2)
The Company maintains the Employee Stock Purchase Plan, as amended (the “ESPP”).

(3)
The subject securities are not included in the weighted-average exercise price column as they are issuable for no consideration.

(4)
Represents time-based and performance-based long-term incentives that may be issued under the Omnibus Plan. For outstanding performance-based awards, the amounts reflect the maximum payout under best-case performance goals that may nor may not be achieved. The amount of shares that could be paid out under the performance-based awards ranges from 0-200% based on actual performance, with a target award equal to 100% of the shares denominated under the award.

 The Board recommends you vote “FOR” approval of the Company’s Amended and Restated Employee Stock Purchase Plan.
Voting Standard

The Amended ESPP becomes effective on its approval by our stockholders. The affirmative vote of a majority of votes cast, in person or by proxy, will constitute the stockholders’ approval with respect to Proposal 3. A stockholder may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 3. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on this Proposal 3. Before voting on this proposal, stockholders are encouraged to read and consider the proposal as described herein, as well as the Amended ESPP attached as Appendix B to this Proxy Statement.
Proposal 3 is considered a non-routine matter under NYSE rules. Under the NYSE rules, brokers are prohibited from giving proxies to vote on non-routine matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on the matter.

77	Spirit AeroSystems 2024 Proxy Statement

PROPOSAL 4	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP (“E&Y”) conducted the audit of the Company’s accounts for fiscal year 2023. The Audit Committee has selected E&Y as the Company’s independent registered public accounting firm for fiscal year 2024, and the Board is asking the Company’s stockholders to ratify that selection. The Company expects that representatives of E&Y will be virtually present at the Annual Meeting and they may make a statement if they desire to do so. Further, the Company expects that such representatives will be available to respond to appropriate questions.
 The Board recommends you vote “FOR” ratification of the appointment of Ernst & Young LLP as the
Company’s independent auditors for 2024.
Voting Standard

The affirmative vote of a majority of votes cast, in person or by proxy, will constitute the stockholders’ non-binding approval with respect to Proposal 4. A stockholder may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 4. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal 4.
Proposal 4 is considered a routine matter under NYSE rules. As a result, brokers who do not receive voting instructions generally may vote on Proposal 4 in their discretion. Unless otherwise instructed, the proxy holders will vote proxies received by them “FOR” the proposal.

If a majority of votes cast on this matter are not cast in favor of the selection of E&Y, the Audit Committee will reconsider the selection of such firm as the Company’s independent registered public accounting firm. Even if the Company’s stockholders do ratify the appointment of E&Y, the Audit Committee may, in its discretion, direct the selection of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Pre-Approval Policy
The Audit Committee has adopted a policy governing the pre-approval of all audit and permissible non-audit services provided by the independent auditors. Under this policy, the Audit Committee has delegated approval authority to the Chair of the Audit Committee, provided the Chair reports all pre-approval decisions in writing to the Audit Committee, and the decisions are discussed at the Audit Committee’s next scheduled meeting. For the fiscal years ended December 31, 2022, and December 31, 2023, all of the Company’s audit and permissible non-audit services provided by E&Y were pre-approved by the Audit Committee.

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Audit and Other Fees
The fees incurred by the Company, including its majority-owned subsidiaries, for services provided by E&Y in 2023 and 2022 are set forth below. The Audit Committee concluded that the provision of the non-audit services listed below was compatible with E&Y’s independence.
	December 31,
(Dollars in thousands)	2023 ($)	2022 ($)
Audit Fees(1)	5,431.9	4,882.5
Audit-Related Fees(2)	70.0	249.0
Tax Fees(3)	0.4	3.4
All Other Fees	—	—
TOTAL	5,502.3	5,134.9

(1)
Represents fees and expenses for professional services provided in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, statutory audits, and advice on accounting matters directly related to the audit.

(2)
Represents fees related to non-financial assurance and due diligence.

(3)
Represents fees and expenses for tax consultations and advice related to compliance with tax laws and tax-planning strategies.

79	Spirit AeroSystems 2024 Proxy Statement

Audit Committee Report
The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference.
The Audit Committee currently consists of four non-employee directors. Each of the Audit Committee members satisfies the NYSE’s requirements with respect to independence and financial literacy. Ms. Esteves and Mr. Plueger qualify as audit committee financial experts as defined by the SEC. The responsibilities of the Audit Committee are set forth in its charter, which is available at http://investor.spiritaero.com/corporate-governance/govdocs/default.aspx. The Audit Committee’s responsibilities include the appointment, compensation, and oversight of the independent registered public accounting firm. The Audit Committee met six times in 2023.
The Company’s management is responsible for preparing and presenting the Company’s consolidated financial statements, and developing and maintaining the Company’s system of internal controls over financial reporting. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of this system. E&Y, the Company’s independent registered public accounting firm for 2023, is responsible for auditing the Company’s consolidated financial statements and issuing an opinion as to whether the financial statements fairly present the Company’s financial position in conformity with U.S. generally accepted accounting principles. E&Y is also responsible for auditing the Company’s internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee has:
■
Reviewed and discussed with management and E&Y the Company’s audited financial statements as of and for the year ended December 31, 2023, as well as the representations of management regarding the Company’s internal controls over financial reporting;

■
Reviewed and discussed with E&Y the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

■
Received and reviewed the written disclosures and the letter from E&Y required by applicable requirements of the PCAOB regarding E&Y’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with E&Y its independence from the Company and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC, and the Board approved the Audit Committee’s recommendation. The Audit Committee selected E&Y as the Company’s independent registered public accounting firm for fiscal year 2024.
Audit Committee
Irene M. Esteves, Chair
Stephen A. Cambone
William A. Fitzgerald
John L. Plueger

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PROPOSAL 5	STOCKHOLDER PROPOSAL: TRANSPARENCY IN POLITICAL SPENDING

The Company has received a stockholder proposal titled “Transparency in Political Spending” from John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California, 90278, beneficial owner of 200 shares of Common Stock. After careful consideration, the Board recommends that stockholders vote “AGAINST” this proposal. The proposal and supporting statement are presented below as received. The Company is not responsible for their content.
Stockholder Proposal:
Proposal 5 — Transparency in Political Spending
Resolved, Shareholders request that Spirit AeroSystems provide a report, updated semiannually, disclosing the Company’s:
1.
Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.
Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a.
The identity of the recipient as well as the amount paid to each; and

b.
The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the Board or relevant Board committee and posted on the Company’s website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.
Supporting Statement
As a long-term shareholder of Spirit, I support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.
A company’s reputation, value, and bottom line can be adversely impacted by political spending. The risk is especially serious when giving to trade associations, Super PACs, 527 committees, and “social welfare” organizations — groups that routinely pass money to or spend on behalf of candidates and political causes that a company might not otherwise wish to support.
The Conference Board’s 2021 “Under a Microscope” report details these risks, recommends the process suggested in this proposal, and warns “a new era of stakeholder scrutiny, social media, and political polarization has propelled corporate political activity — and the risks that come with it — into the spotlight. Political activity can pose increasingly significant risks for companies, including the perception that political contributions — and other forms of activity — are at odds with core company values.”
Publicly available records show Spirit has contributed at least $500,000 in corporate funds since the 2010 election cycle.

81	Spirit AeroSystems 2024 Proxy Statement

This proposal asks Spirit AeroSystems to disclose all of its electoral spending, including payments to trade associations and other tax-exempt organizations which may be used for electoral purposes — and are otherwise undisclosed. This would bring our Company in line with a growing number of leading companies, including Northrop Grumman, Illinois Tool Works, and United Parcel Service, which present this information on their websites.
Without knowing the recipients of our company’s political dollars we cannot sufficiently assess whether our company’s election-related spending aligns or conflicts with its policies on climate change and sustainability, or other areas of concern. Thus it will be a best practice for Spirit AeroSystems to expand its political spending disclosure.
The Board of Directors’ Statement in Opposition
The Company’s Political Activities and Lobbying Policy prohibits the “use of corporate funds to make contributions to candidates for election to a federal office.” Consistent with this prohibition, since 2019, Spirit has not used any Company funds for political contributions. As a result, the Board believes that the report required by this proposal is unnecessary and recommends that you vote “AGAINST” this proposal.
 The Board recommends you vote “AGAINST” the foregoing stockholder proposal.
Voting Standard

The affirmative vote of a majority of votes cast, in person or by proxy, will constitute the stockholders’ approval with respect to Proposal 5. A stockholder may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 5. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on this Proposal 5.
Proposal 5 is considered a non-routine matter under NYSE rules. Under the NYSE rules, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that, if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 5 if you want your broker to vote your shares on the matter.

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GENERAL INFORMATION
Questions and Answers About the Annual Meeting and Voting
Why am I being asked to vote?
The Company’s Board is asking you to vote with respect to proposals being presented at the Company’s Annual Meeting. This Proxy Statement includes information that is relevant to the proposals to be voted on at the Annual Meeting and is otherwise required by SEC rules. The Annual Meeting will take place virtually on April 24, 2024, at 10:00 a.m. Central Daylight Time. See “How can I vote my shares before the Annual Meeting?” and “How can I vote my shares during the Annual Meeting?” below for information on how you can vote your shares.
What is included in these materials?
These materials include:
■
The Proxy Statement for the 2024 Annual Meeting of Stockholders; and

■
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

If you wish to receive printed versions of the above, please reference “How do I request a printed set of proxy materials?”
Who can vote at the Annual Meeting?
You are entitled to vote if our records show that you were a stockholder of record as of the Record Date, February 26, 2024. On the Record Date, there were 116,225,090 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote. Holders of Common Stock do not have the right to cumulative voting in the election of directors. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be accessible by appointment for ten days prior to the meeting by contacting our Corporate Secretary at CorporateSecretary@spiritaero.com.
How is the Annual Meeting being held?
The Annual Meeting will be conducted virtually via live audio webcast.
■
We Encourage Questions. Stockholders may submit questions before the meeting and during the meeting by following the instructions under “How can I submit questions for the Annual Meeting?”

■
We Believe in Transparency. Although the live audio webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to our Investor Relations website at https://investor.spiritaero.com/news-presentations/Presentations/default.aspx.

■
We Proactively Take Steps to Facilitate Your Participation. During the Annual Meeting, technicians will be available to assist you with technical difficulties. Anyone who has technical difficulties accessing or using www.virtualshareholdermeeting.com/SPR2024 during the Annual Meeting should call the technical support number on the website. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Each participant should ensure strong Wi-Fi or other internet connection.

Why did I receive a Notice and not a full set of materials?
We deliver our proxy materials to stockholders primarily over the internet by using “notice and access” delivery, rather than mailing paper copies to each stockholder. Using this method has reduced our printing and mailing costs and the impact of our Proxy Statement on the environment. If you received a Notice by mail or email, you will not receive a paper copy of the proxy materials or Annual Report unless you request one. Instead, the Notice will tell you how to access these materials over the internet. If you received a Notice and would like to request a full set of printed materials, you may do so by following the instructions provided under, “How do I request a printed set of proxy materials?”

83	Spirit AeroSystems 2024 Proxy Statement

GENERAL INFORMATION  (continued)
If you are a beneficial owner, the Notice has been forwarded to you by your broker or bank, who is considered, with respect to your shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record as to how to vote your shares.
How do I view this Proxy Statement online?
Go to www.proxyvote.com and follow the instructions to view the materials.
How do I request a printed set of proxy materials?
You can easily request a paper copy of the proxy materials at no cost to you using one of the following methods:
You will need to provide the 16-digit voting control number printed in the box marked by the arrow located on the Notice. When sending your request by email, send a blank email with the 16-digit voting control number in the subject line.
How can I vote my shares before the Annual Meeting?
You are encouraged to read all the proxy materials before voting your shares as they contain important information for making an informed voting decision.
How can I vote my shares during the Annual Meeting?
For information on how to attend the virtual Annual Meeting, see, “How can I attend the Annual Meeting?”
If you are a stockholder of record as of the Record Date, you may vote your shares electronically during the Annual Meeting by following the instructions on www.virtualshareholdermeeting.com/SPR2024. If you are the beneficial owner of your shares, you may also vote electronically during the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/SPR2024. Even if you plan to attend the Annual Meeting, we recommend that you vote by proxy ahead of the Annual Meeting, as described under “How can I vote my shares before the Annual Meeting?” so that your vote will be counted if you later decide not to participate in the Annual Meeting.
How can I attend the Annual Meeting?
You are entitled to attend and participate in the virtual Annual Meeting only if you were a stockholder as of the close of business on February 26, 2024, or if you hold a valid proxy for the Annual Meeting. If you are not a stockholder, you may still view the meeting after the recording has been posted on our Investor Relations website.

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GENERAL INFORMATION  (continued)
If you plan to attend the Annual Meeting online, please be aware of what you will need to gain admission, as described below. If you do not comply with the procedures described here for attending the Annual Meeting online, you will not be able to participate in the Annual Meeting.
To attend online and participate in the Annual Meeting, stockholders of record and beneficial stockholders must use their 16-digit control number on their Notice of Internet Availability, voting instruction form or proxy card to log into www.virtualshareholdermeeting.com/SPR2024. Beneficial stockholders who do not have a control number may gain access to the Annual Meeting by logging into their brokerage firm’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by the broker, bank or other nominee. We encourage you to access the meeting beginning at 9:45 a.m. Central Daylight Time on April 24, 2024. We will have technicians ready to assist if you have difficulties accessing the virtual meeting during check-in or during the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call the number indicated on www.virtualshareholdermeeting.com/SPR2024.
For information on how to vote shares during the Annual Meeting, see “How can I vote my shares during the Annual Meeting?”
How can I submit questions for the Annual Meeting?
Stockholders may submit questions before the Annual Meeting at www.proxyvote.com. In addition, stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/SPR2024. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Questions will be answered as time permits.
How many shares must be present to hold the meeting?
A quorum is necessary for us to hold the Annual Meeting. A quorum is the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes that all stockholders are entitled to vote. Your shares will be counted as being present for purposes of determining a quorum if you attend the Annual Meeting and vote in person virtually or properly return proxy instructions. Abstentions (where you abstain from voting) will be counted for purposes of establishing a quorum. Further, the Company will also count broker non-votes for the purpose of determining the presence or absence of a quorum. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not have authority to exercise discretion to vote those shares on a particular matter.
What vote is required to approve each item?
For Proposal 1 — the Election of Directors — a director nominee will be elected if the votes “FOR” that nominee exceed the votes “AGAINST” that nominee. Abstentions and broker non-votes will have no effect on the vote of this proposal.
Proposals 2 through 5 require the affirmative vote of a majority of votes cast, in person or by proxy. Abstentions and broker non-votes will have no effect on the vote of these proposals.
What is the difference between a stockholder of record and a beneficial owner? How do I vote my shares as a stockholder of record or beneficial owner?
Stockholder of Record: You are a stockholder of record if your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc. As a stockholder of record, you can vote your shares as provided under “How can I vote my shares before the Annual Meeting?” and “How can I vote my shares during the Annual Meeting?”
Beneficial Owner of Shares Held in Street Name: If you own your shares in an account at a bank, brokerage firm, broker-dealer, or other nominee, then you are the beneficial owner of shares held in “street name.” The firm holding your account is the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record as to how to vote your shares. If you hold your stock as a beneficial owner, you may

85	Spirit AeroSystems 2024 Proxy Statement

GENERAL INFORMATION  (continued)
vote as provided under “How can I vote my shares before the Annual Meeting?” and “How can I vote my shares during the Annual Meeting?” If you do not submit voting instructions to your broker, bank, or other nominee, your broker, bank, or other nominee will not be permitted to vote your shares in their discretion on Proposals 1, 2, 3 or 5, but may still be permitted to vote your shares in their discretion on Proposal 4.
Why did I receive more than one proxy card or voting instruction form?
If you received more than one proxy card or voting instruction form, you own shares in more than one account. To ensure that all of your shares are voted, please vote all proxy cards and voting instruction forms that you receive as set forth under “How can I vote my shares before the Annual Meeting?” or “How can I vote my shares during the Annual Meeting?”
If I vote by proxy, what voting options do I have?
The Board-designated proxies are Robert D. Johnson and Justin Welner. With respect to Proposals 1-5, you may instruct the proxies to vote “FOR” or “AGAINST” each proposal, or you may instruct the proxies to “ABSTAIN” from voting. The shares will be voted in accordance with the instructions specified on the proxy card or voting instruction form. If no instructions are provided, your shares will be voted as recommended by the Board: “FOR” each director nominee, “FOR” the advisory vote to approve NEO compensation, “FOR” approval of the Amended and Restated Employee Stock Purchase Plan, “FOR” ratification of the appointment of the independent registered public accounting firm, and “AGAINST” stockholder proposal title “Transparency in Political Spending”.
Can I change my vote?
Before the Annual Meeting, you have the power to revoke your proxy and change your vote. If you hold your shares in street name, you must follow the instructions of your broker, bank, or other nominee to revoke your proxy. If you are a holder of record and wish to revoke your proxy, you can do so by submitting a later-dated vote online during the Annual Meeting, via the Internet, by telephone, by mail, or by delivering written instructions to our Corporate Secretary before the Annual Meeting commences at Spirit AeroSystems Holdings, Inc., 3801 S. Oliver St., Wichita, KS 67210-2112.
Who counts the votes?
Votes will be received and tabulated by Broadridge, the Company’s inspector of election for the Annual Meeting.
What will happen if additional proposals are presented at the Annual Meeting?
Other than the five proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, Robert D. Johnson and Justin Welner will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
How can I contact the Company’s non-management directors?
Stockholders and other interested persons may communicate with the Board, the Chair of the Board, and individual members of the Board and its committees through the following:

Spirit AeroSystems 2024 Proxy Statement	86

GENERAL INFORMATION  (continued)
The Corporate Secretary will forward communications received to the appropriate party. Communications clearly not appropriate for consideration by members of the Board or committees, including unsolicited advertisements, inquiries concerning the Company’s products and services, and harassing communications, are not forwarded to members of the Board or committees.
What is householding?
SEC rules permit us to deliver a single copy of proxy materials to stockholders residing at the same address unless the stockholders have notified us to deliver multiple copies. This allows us to eliminate multiple unnecessary mailings. If this situation applies to you and you want to receive more than one set of proxy materials, the Company will promptly deliver, upon oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which only a single copy of such documents was delivered. Please let us know of any request for a separate copy by following the applicable instructions below:
■
Registered stockholders who wish to receive a separate set of proxy materials in the future should contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095, or writing to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

■
Beneficial stockholders who wish to receive a separate set of proxy materials in the future should contact their broker, bank, or other holder of record.

Who is paying for this proxy solicitation?
The Company is soliciting the proxies accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of Spirit, none of whom will receive any additional compensation for their services. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $15,000 plus reimbursement of out-of-pocket expenses. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All the costs of solicitation of proxies will be paid by the Company.
What happens if an incumbent director nominee is not elected at the Annual Meeting?
If an incumbent director nominee is not elected and no one is elected in his or her place, then, under Delaware General Corporation Law, the director would continue to serve as a “hold-over director.” Under our bylaws, the director is required to tender a resignation to the Board. Upon receipt of the resignation, the Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation. In considering the tendered resignation, the Board will consider the Governance Committee’s recommendation as well as any other factors it deems relevant, which may include:
■
The qualifications of the director whose resignation has been tendered;

■
The director’s past and expected future contributions to the Company;

■
The overall composition of the Board and its committees;

■
Whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including NYSE rules and federal securities laws); and

■
The percentage of outstanding shares represented by the votes cast at the Annual Meeting.

The Board will act on a tendered resignation within 90 days following certification of the stockholder vote for the Annual Meeting, and will promptly disclose its decision and rationale as to whether to accept or reject the resignation in a press release, in a filing with the SEC, or by other public announcement, which may include a posting on the Company’s website.
If a director’s resignation is accepted by the Board, or if a nominee for director who is not an incumbent director is not elected, the Board may fill the resulting vacancy or may decrease the size of the Board pursuant to the Company’s bylaws.
Where can I find the voting results after the Annual Meeting?
Prior to the conclusion of the Annual Meeting, we will announce preliminary voting results at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

87	Spirit AeroSystems 2024 Proxy Statement

Stockholder Proposals and Director Nominations for the 2025 Annual Meeting of Stockholders
Stockholder proposals intended to be included in the Company’s proxy statement for presentation at the Company’s 2025 Annual Meeting of Stockholders must be properly and timely submitted and received by the Company at its offices no later than November 12, 2024 (120 days preceding the one-year anniversary of the mailing date for the immediately preceding annual meeting), and must otherwise comply with SEC rules in order to be eligible for inclusion in the proxy statement for the 2025 Annual Meeting of Stockholders.
In addition, pursuant to the Company’s bylaws, a stockholder desiring to propose any matter for consideration at the 2025 Annual Meeting of Stockholders, other than through inclusion in the Company’s proxy materials, must notify the Company’s Corporate Secretary at the Company’s offices on or before December 25, 2024 (120 days prior to the one-year anniversary of the immediately preceding annual meeting).
Pursuant to our bylaws, a stockholder may nominate an individual for election as a director at the 2025 Annual Meeting of Stockholders by providing notice to the Company’s Corporate Secretary at the address set forth below by December 25, 2024 (120 days preceding the one-year anniversary of the immediately preceding annual meeting) (the “Nominee Deadline”). Further, pursuant to the Company’s proxy access right, a stockholder may elect to have their nominee included in the Company’s proxy statement if the stockholder provides notice to the Company’s Corporate Secretary at the address set forth below by the Nominee Deadline and expressly elects to have such nominee included in the Company’s proxy materials pursuant to Section 1.13 of the Company’s bylaws. Any notice of a nomination must be made in compliance with the procedures required by the Company’s bylaws.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our bylaws.
Stockholder recommendations and nominations for candidates to the Board as described above should be sent to the Company’s Corporate Secretary at 3801 S. Oliver St., Wichita, KS 67210-2112.
Annual Report
The Company’s 2023 Annual Report on Form 10-K is available at https://www.spiritaero.com or on the SEC’s website at https://www.sec.gov. The Company will provide to any stockholder, without charge, a paper copy of the 2023 Annual Report on Form 10-K upon written request to Spirit AeroSystems Holdings, Inc., Corporate Secretary, 3801 S. Oliver St., Wichita, KS 67210-2112.
Sincerely,
Mindy McPheeters
Senior Vice President, General Counsel
and Corporate Secretary
Spirit AeroSystems Holdings, Inc.
March 12, 2024

Spirit AeroSystems 2024 Proxy Statement	88

CAUTIONARY NOTE REGARDING
FORWARD-LOOKING STATEMENTS
This Proxy Statement includes “forward-looking statements” that involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goal,” “forecast,” “intend,” “may,” “might,” “model,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements are based on circumstances as of the date on which the statements are made and they reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements.
Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following:
■
the continued fragility of the global aerospace supply chain including our dependence on our suppliers, as well as the cost and availability of raw materials and purchased components, including increases in energy, freight, and other raw material costs as a result of inflation or continued global inflationary pressures;

■
our ability and our suppliers’ ability to meet stringent delivery (including quality and timeliness) standards and accommodate changes in the build rates or model mix of aircraft under existing contractual commitments, including the ability or willingness to staff appropriately or expend capital for current production volumes and anticipated production volume increases;

■
our ability to maintain continuing, uninterrupted production at our manufacturing facilities and our suppliers’ facilities;

■
our ability, and our suppliers’ ability, to attract and retain the skilled work force necessary for production and development in an extremely competitive market;

■
the effect of economic conditions, including increases in interest rates and inflation, on the demand for our and our customers’ products and services, on the industries and markets in which we operate in the U.S. and globally, and on the global aerospace supply chain;

■
the general effect of geopolitical conditions, including Russia’s invasion of Ukraine and the resultant sanctions being imposed in response to the conflict, including any trade and transport restrictions;

■
the recent outbreak of war in Israel and the Gaza Strip and the potential for expansion of the conflict in the surrounding region, which may impact certain suppliers’ ability to continue production or make timely deliveries of supplies required to produce and timely deliver our products, and may result in sanctions being imposed in response to the conflict, including trade and transport restrictions;

■
our relationships with the unions representing many of our employees, including our ability to successfully negotiate new agreements, and avoid labor disputes and work stoppages with respect to our union-represented employees;

■
the impact of significant health events, such as pandemics, contagions or other public health emergencies (including the COVID-19 pandemic) or fear of such events, on the demand for our and our customers’ products and services, the industries and the markets in which we operate in the U.S. and globally;

■
the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft;

■
our reliance on The Boeing Company (“Boeing”) and Airbus Group SE and its affiliates (collectively, “Airbus”) for a significant portion of our revenues;

■
the business condition and liquidity of our customers and their ability to satisfy their contractual obligations to the Company;

■
the certainty of our backlog, including the ability of customers to cancel or delay orders prior to shipment on short notice, and the potential impact of regulatory approvals of existing and derivative models;

■
our ability to accurately estimate and manage performance, cost, margins, and revenue under our contracts, and the potential for additional forward losses on new and maturing programs;

■
our accounting estimates for revenue and costs for our contracts and potential changes to those estimates;

89	Spirit AeroSystems 2024 Proxy Statement

CAUTIONARY NOTE REGARDING
FORWARD-LOOKING STATEMENTS  (continued)
■
our ability to continue to grow and diversify our business, execute our growth strategy, and secure replacement programs, including our ability to enter into profitable supply arrangements with additional customers;

■
the outcome of product warranty or defective product claims and the impact settlement of such claims may have on our accounting assumptions;

■
competitive conditions in the markets in which we operate, including in-sourcing by commercial aerospace original equipment manufacturers;

■
our ability to successfully negotiate, or re-negotiate, future pricing under our supply agreements with Boeing, Airbus and other customers;

■
the possibility that our cash flows may not be adequate for our additional capital needs;

■
any reduction in our credit ratings;

■
our ability to access the capital markets to fund our liquidity needs, and the costs and terms of any additional financing;

■
our ability to avoid or recover from cyber or other security attacks and other operations disruptions;

■
legislative or regulatory actions, both domestic and foreign, impacting our operations, including the effect of changes in tax laws and rates and our ability to accurately calculate and estimate the effect of such changes;

■
spending by the U.S. and other governments on defense;

■
pension plan assumptions and future contributions;

■
the effectiveness of our internal control over financial reporting;

■
the outcome or impact of ongoing or future litigation, arbitration, claims, and regulatory actions or investigations, including our exposure to potential product liability and warranty claims;

■
adequacy of our insurance coverage;

■
our ability to continue selling certain receivables through our receivables financing programs;

■
our ability to effectively integrate recent acquisitions, along with other acquisitions we pursue, and generate synergies and other cost savings therefrom, while avoiding unexpected costs, charges, expenses, and adverse changes to business relationships and business disruptions; and

■
the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies.

These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. You should review carefully the section captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, for a more complete discussion of these and other factors that may affect our business.

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APPENDIX A — NON-GAAP FINANCIAL MEASURES
Overview
In addition to reporting our financial information in our Annual Report on Form 10-K using U.S. GAAP, certain non-GAAP financial measures (which are indicated generally by * or footnotes in this Proxy Statement) are used with respect to our incentives. Such non-GAAP financial measures include FCF and EBIT, which are described further below. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP financial measures. Other companies may define and calculate the measures differently than we do, limiting the usefulness of the measures for comparison with other companies.
Free Cash Flow Reconciliation
FCF is defined as GAAP cash from operating activities, less capital expenditures for property, plant, and equipment. Management believes FCF provides investors with an important perspective on the cash available for stockholders, debt repayment, and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Management uses FCF as a measure to assess both business performance and overall liquidity. The table below presents a reconciliation of FCF to cash from operating activities for each of the periods presented.
	Fiscal Year Ended December 31,
($ in millions)	2023	2022	2021
Cash from Operating Activities	(226)	(395)	(63)
Capital Expenditures	(148)	(122)	(151)
FCF	(374)	(516)	(214)
EBIT Reconciliation
EBIT is defined as earnings before interest and taxes and is calculated by subtracting interest expense and financing fee amortization from loss before income taxes and equity in net loss of affiliates. This metric is used to measure operating performance.
($ in millions)	2023	2022
Loss before income taxes and equity in net loss of affiliates	(593)	(539)
Interest expense and financing fee amortization	(319)	(244)
EBIT	(274)	(295)

91	Spirit AeroSystems 2024 Proxy Statement

APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
AMENDED AND RESTATED SPIRIT AEROSYSTEMS
EMPLOYEE STOCK PURCHASE PLAN
Effective as of February 26, 2024
1.
PURPOSE

1.1
Purpose. The purpose of this Spirit AeroSystems Employee Stock Purchase Plan is to provide employees of Spirit AeroSystems Holdings, Inc. (the “Company”), Spirit AeroSystems, Inc. (“Spirit”), and any other Participating Company with an opportunity to purchase shares of common stock of the Company under a plan that satisfies the requirements of an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

In addition, this Plan provides for the purchase of shares under a plan which is not subject to Section 423 of the Code pursuant to rules, procedures, or sub-plans adopted by the Committee designed to achieve tax, securities law, or other objectives for eligible employees of Designated Affiliates of the Company. Except as otherwise provided herein, the portion of the Plan that does not satisfy the requirements of Code Section 423 will operate and be administered in the same manner as the portion of the Plan that does satisfy such requirements.
2.
DEFINITIONS

2.1
“Account” means the brokerage account maintained on behalf of each participant by the Recordkeeper for the purpose of investing in Stock and engaging in other transactions permitted under the Plan.

2.2
“Affiliate” means a Subsidiary or other entity in which the Company has a direct or indirect controlling interest.

2.3
“Board of Directors” or “Board” means the board of directors of the Company.

2.4
“Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof or any other committee designated by the Board to administer this Plan. The Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.5
“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations issued thereunder and successor provisions and regulations thereto.

2.6
“Company” means Spirit AeroSystems Holdings, Inc.

2.7
“Compensation” means base salary or other base pay, overtime, and shift differential pay paid during the calendar year before elective payroll deduction contributions to any employee benefit plan or program offered by the Company. The Committee may, in its discretion, establish a different definition of Compensation on a uniform and nondiscriminatory basis for any subsequent Offering Period.

2.8
“Designated Affiliate” means any Affiliate that is designated by the Committee to be eligible to participate in the portion of the Plan that is not subject to Code Section 423.

2.9
“Employee” means any common law employee who is employed by the Company, a Participating Company, or a Designated Affiliate. If an individual is not classified by the employer as a common law employee, no reclassification of a person’s status with the employer, for any reason, without regard to whether it is initiated by a court, governmental agency, or otherwise, and without regard to whether or not the employer agrees to such reclassification, either retroactively or prospectively, will result in the person being regarded as a common law employee during such time or as an “Employee” for purposes of this Plan.

Notwithstanding the foregoing, employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) will not be treated as Employees of the Company or a Participating Company for purposes of the Plan if either the grant of an option under the Plan to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction or compliance with the laws of the foreign jurisdiction would cause the portion of the Plan that is intended to be subject to Code Section 423 to violate the requirements of such Code Section.

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APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN  (continued)
2.10
“Fair Market Value” means the fair market value of a share of Stock, which, as of any given date, will be the average of the highest and lowest sales prices of a share of Stock reported on a consolidated basis for securities listed on the New York Stock Exchange for trades on the date as of which such value is being determined or, if that day is not a Trading Day, then on the immediately preceding Trading Day.

2.11
“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

2.12
“Offering Period” means the approximately six-month period beginning on the first Trading Day on or after April 1 and October 1 of a calendar year and ending on the last Trading Day in September and March, respectively, of such calendar year, except that the initial six-month period will begin on the first Trading Day in October 2017 and end on the last Trading Day in March 2018. See also Section 4.2 regarding the Committee’s power to make changes with respect to future Offering Periods.

2.13
“Participating Company” means (i) the Company, (ii) Spirit, and (iii) each present or future Subsidiary designated by the Committee as eligible to participate in the portion of this Plan that is subject to Code Section 423. The Committee may designate Participating Companies from time to time from among a group consisting of the Company and its Subsidiaries. The group from among which such designations are permitted without additional stockholder approval may include corporations or other entities that become Subsidiaries after the adoption and approval of the Plan.

Only Participating Companies may participate in the portion of the Plan subject to Code Section 423. A Participating Company will cease to be a Participating Company on the earlier of (i) the date the Committee determines that such entity is no longer a Participating Company, or (ii) when such Participating Company ceases for any reason to be a Subsidiary.
2.14
“Plan” means this Amended and Restated Spirit AeroSystems Employee Stock Purchase Plan, as may be further amended and from time to time.

2.15
“Purchase Date” means the last Trading Day of each Offering Period.

2.16
“Purchase Price” means an amount equal to the lesser of (i) 85% of the Fair Market Value of a share of Stock on the Offering Date or (ii) 85% of the Fair Market Value of a share of Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than par value of the Common Stock.

2.17
“Recordkeeper” means Morgan Stanley Shareworks, or its successor, or such replacement recordkeeper as may be appointed or contracted to assist with the recordkeeping and administration of this Plan.

2.18
“Reserves” means the number of shares of Stock covered by all options under the Plan that have not yet been exercised and the number of shares of Stock which have been authorized for issuance under the Plan but which have not yet become subject to options.

2.19
“Stock” means the Company’s Class A common stock and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10.6.

2.20
“Subsidiary” means any corporation or other entity (other than the Company) in an unbroken chain of entities beginning with the Company, if (a) each of the entities other than the last entity in the unbroken chain owns stock or other ownership interests possessing 50% or more of the total combined voting power in one of the other entities in such chain, or (b) the entity otherwise satisfies the requirements of Code Section 424(f) and applicable regulations and other guidance issued thereunder.

2.21
“Trading Day” means a day on which the New York Stock Exchange is open for trading.

3.
ELIGIBILITY AND PARTICIPATION

3.1
Initial Eligibility. Each Employee is eligible to participate in the Plan beginning on the later of the date the participant first becomes an Employee or October 1, 2017, except that, with respect to employees of a Designated Affiliate, only those specified employees who work for a Designated Affiliate in a particular country or countries as determined by the Committee may participate in the Plan. All Employees working for a Participating Company may participate in the Plan except as otherwise provided herein.

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APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN  (continued)
3.2
Participation. An Employee may become a participant in the Plan by giving instructions to the Recordkeeper authorizing payroll deductions. Participant instructions must be given at such time and in such form and manner as may be prescribed by the Committee or its designee. Payroll deductions for an Employee will begin as soon as administratively feasible after the instructions are received in good order. All elections to participate in the Plan must be made in compliance with the Company’s insider trading policies and such rules and procedures as may be established by the Committee or its delegates in connection therewith.

3.3
Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee will be granted an option to participate in the Plan to the extent that:

(a)
Immediately after the grant, such Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of the Company’s stock (determined under the rules of Section 424(d) of the Code); or

(b)
The Employee’s rights to purchase Stock under the Plan would accrue at a rate that exceeds $25,000 in fair market value of the Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

4.
OFFERINGS

4.1
Semi-Annual Offerings. The Plan will be implemented by semi-annual offerings of Stock beginning on the first Trading Day on or after April 1 and October 1 of each calendar year and terminating on the last Trading Day of September and March of such calendar year, respectively, except that the first Offering Period will begin on the first Trading Day of October 2017 and end on the last Trading Day of March 2018.

4.2
Changes in Offering Periods. The Committee will have the power to change the beginning date, ending date, and duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five days before the scheduled beginning of the first Offering Period to be affected thereafter, provided that Offering Periods will in all cases comply with applicable limitations under Code Section 423(b)(7).

5.
PAYROLL DEDUCTIONS

5.1
Amount and Timing of Deduction.

(a)
A participant may elect to have deductions made for each payroll period during an Offering Period in an amount equal to any whole percentage of the participant’s Compensation received for the payroll period, subject to the limitations of Section 3.3, except that the maximum amount of payroll deductions may not exceed (i) a specified maximum percentage of the participant’s Compensation for each payroll period as may be designated from time to time by the Committee (which initially will be 15%), or (ii) $25,000 for each year (or such lower annual dollar limit as may be designated by the Committee). The Committee, in its discretion, may increase and decrease the maximum percentage amount (but not the maximum dollar amount) contemplated under the immediately preceding sentence without formally amending the Plan, so long as the maximum percentage amount is a uniform percentage of Compensation for all participants.

(b)
The time and manner in which payroll deduction elections must be made will be established pursuant to rules and procedures adopted by the Committee, in its discretion. Such rules may provide (among other things) that participants must make payroll deduction elections within a sufficient period before the beginning of an Offering Period to allow for processing and implementation of such elections by the beginning of the Offering Period.

(c)
If a participant is not paid through the participant’s employer’s payroll (e.g., the participant is paid by a third party payroll vendor), the Committee or its delegate will establish such reasonable and uniform policies and procedures to facilitate contribution to an Account by any such participant wishing to participate with respect to an Offering Period.

5.2
Continuation of Payroll Deduction. A participant’s payroll deduction election will automatically remain in effect for successive Offering Periods, unless modified or terminated in accordance with the terms of the Plan.

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APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN  (continued)
5.3
Participant’s Account. An individual Account will be maintained by the Recordkeeper for each participant in the Plan. All payroll deductions made for a participant (together with any other contributions permitted by the Plan or any rules or policies established by the Committee) will be credited to the participant’s Account. No interest will accrue or be paid on any payroll deductions or any other amounts credited to a participant’s Account.

5.4
Changes in Payroll Deductions. During an Offering Period, a participant may decrease the rate of payroll deductions applicable to such Offering Period only once; no increase of payroll deductions is permitted during an Offering Period. To make such a change, the participant must give instructions to the Recordkeeper decreasing payroll deductions no later than thirty calendar days before the last day of such Offering Period. Participant instructions must be given in such form and manner as may be prescribed by the Committee or its designee. The new rate of payroll deductions for an Employee will begin as soon as administratively feasible after the instructions are received in good order. Otherwise, a participant’s payroll deduction election will remain in effect until the participant provides new instructions for a subsequent Offering Period, withdraws as provided in Sections 5.5 and 7.1, or terminates employment as provided in Section 7.2.

5.5
Withdrawal. Notwithstanding the limitations in Section 5.4, a participant may elect to withdraw from participation in the Plan at any time. Upon withdrawal, the provisions of Section 7.1 will apply. An election to withdraw from participation will become effective as soon as administratively feasible following the date such election is received by the Recordkeeper and will remain in effect for successive Offering Periods until the participant provides new instructions.

6.
GRANT AND EXERCISE OF OPTION

6.1
Number of Option Shares. On the first day of each Offering Period, each Employee participating in such Offering Period will be granted an option to purchase, on the Purchase Date of such Offering Period, a number of shares determined by dividing the participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event will any participant purchase more than 30,000 shares during an Offering Period (subject to the limitations set forth in Section 3.3 ($25,000 and 5% limitations) and Section 8.1 (maximum number of shares)). Exercise of the option will occur as provided in Section 6.2, unless the participant has withdrawn the amount credited to the participant’s Account upon withdrawal from the Plan pursuant to Section 7.1 or such amount has been distributed to the participant upon termination of employment pursuant to Section 7.2. To the extent not exercised, the option will expire on the last day of the Offering Period.

6.2
Automatic Purchase. A participant’s option for the purchase of shares will be exercised automatically on the Purchase Date. The number of shares purchased will be equal to the largest number of shares of Stock (which may include a fractional share) that may be purchased at the applicable Purchase Price with the accumulated payroll deductions credited to the participant’s Account. To the extent not automatically exercised as provided in this Section 6.2, the option will expire on the last day of the Offering Period.

6.3
Transferability of Option. During a participant’s lifetime, options held by such participant will be exercisable only by that participant.

6.4
Delivery of Shares.

(a)
At or as promptly as practicable after the Purchase Date for an Offering Period, the Company will deliver the shares of Stock purchased to the Recordkeeper to be deposited in the participants’ Accounts.

(b)
Once a participant has acquired shares of Stock under the Plan, any cash dividends that are paid with respect to that Stock will be credited to participants’ Accounts as of the dividend payment date in cash, unless the participant elects to have such amounts automatically reinvested in additional shares of Stock. The time and manner in which such election must be made will be determined in accordance with Section 5.1(b). If the participant elects to have such amounts automatically reinvested in additional shares of Stock, purchases of Stock for purposes of reinvestment of dividends will be exercised automatically as promptly as possible following any dividend payment date and the shares of Stock purchased will be deposited in the participants’ Accounts. The number of shares purchased for such participant will be the number of whole or fractional shares of Stock that may be purchased with the accumulated cash dividends credited to the participant’s Account.

95	Spirit AeroSystems 2024 Proxy Statement

APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN  (continued)
(c)
Each participant will be entitled to vote the number of shares of Stock (which may include a fractional share) credited to the participant’s Account on any matter as to which the approval of the Company’s stockholders is sought. If a participant does not vote or grant a valid proxy with respect to shares credited to the participant’s Account, such shares will be voted by the custodian in accordance with any stock exchange or other rules governing the custodian in the voting of shares held for customer accounts. Similar procedures will apply in the case of any consent solicitation of the Company’s stockholders.

7.
WITHDRAWAL FROM PLAN AND TERMINATION OF EMPLOYMENT

7.1
Termination of Payroll Deductions; Termination of Account. If a participant elects to terminate payroll deductions during an Offering Period as provided in Section 5.5, the participant will be reimbursed, without interest, all of the payroll deductions credited to the participant’s Account during the current Offering Period, so long as the election to withdraw is made no later than five calendar days before the last day of such Offering Period. If the participant does not give proper instructions to the Recordkeeper to terminate payroll deductions, as applicable in a timely manner, the participant will be deemed to have elected to exercise the participant’s option for the purchase of Stock on the next following Purchase Date. Unless the participant instructs the Recordkeeper to terminate the Account, the Recordkeeper will continue to maintain the participant’s Account after termination of payroll deductions. Upon termination of the Account, fractional shares will not be issued and the value of any such fractional shares will be paid to the participant in cash following such termination. A participant who withdraws from participation during an Offering Period may make a new payroll deduction election during the enrollment period for the next Offering Period.

7.2
Termination of Employment. Upon a participant’s termination of employment with the Company and all Participating Companies for any reason (including termination because of the participant’s death), the payroll deductions credited to such participant’s Account during the Offering Period but not yet used to exercise the option will be returned, without interest, to such participant or, in the case of the participant’s death, to the person or persons entitled thereto under Section 10.1, and such participant’s option will be automatically terminated. Upon a participant’s termination of employment, the participant or, in the case of death, the participant’s beneficiary, as provided in Section 10.1, will direct the Recordkeeper to (i) transfer all Stock out of the Account into a separate account with the Recordkeeper (or an account chosen by the participant (or the participant’s beneficiary in the case of termination due to death)), (ii) pay any cash dividends and the value of any fractional shares to the participant or beneficiary in cash and (iii) terminate the participant’s Account.

7.3
Leave of Absence. If a participant goes on an authorized leave of absence for any reason, such participant will have the right to elect to: (a) withdraw all of the payroll deductions credited to the participant’s Account, as provided in Sections 5.5 and 7.1, or (b) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence. Any such elections, however, must be made in compliance with the Company’s insider trading policies and such rules and procedures as may be established by the Committee or its delegates in connection therewith. Unless a participant on an authorized leave of absence returns to employment with the Company or a Participating Company or Designated Affiliate no later than the first anniversary of the first day of the participant’s authorized leave of absence, such participant will be deemed to have terminated employment as of the first anniversary of the first day of the leave of absence and the provisions of Section 7.2 will apply.

8.
STOCK

8.1
Maximum Shares. The maximum number of shares of Stock that may be issued under the Plan is 4,500,000 shares of Stock, subject to adjustment upon changes in capitalization of the Company as provided in Section 10.6.

8.2
Share Usage. Shares of stock covered by an option that expires or remains unexercised after the latest date on which exercise may occur will again be available for option grants under the Plan.

8.3
Participant’s Interest in Option Stock. A participant will have no interest in Stock covered by the participant’s option until such option has been exercised.

Spirit AeroSystems 2024 Proxy Statement	96

APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN  (continued)
9.
ADMINISTRATION

9.1
Authority of the Committee. The Plan will be administered by the Committee. Subject to the express provisions of the Plan, the Committee will have full and discretionary authority to interpret and construe all provisions of the Plan, to adopt rules, regulations, policies, and procedures for administering the Plan, and to make any and all determinations deemed necessary or advisable for administering the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent it deems necessary or appropriate. The Committee’s determinations on the foregoing matters will be final and conclusive. The Committee may, in its discretion, delegate some or all of its authority to one or more employees or officers of the Company, in which case any references in this Plan to the Committee will also refer to such delegate.

The provisions of the portion of the Plan intended to be subject to Code Section 423 will be construed in a manner consistent with the requirements of that Code Section. The Committee will have the discretion to determine whether a Subsidiary will be a Participating Company with respect to the portion of the Plan subject to Code Section 423 and whether an Affiliate will be a Designated Affiliate with respect to the portion of the Plan not subject to Code Section 423.
Additionally, the Committee will have discretion to adopt rules regarding Plan administration to conform to local laws or to enable eligible employees of the Company, Participating Companies, and Designated Affiliates to participate in the Plan. The Committee may also adopt rules, procedures, or sub-plans applicable to particular Designated Affiliates, which sub-plans may be designed to be outside the scope of Code Section 423. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the handling of payroll deductions or other contributions by participants, payment of interest, conversion of local currency, data privacy and security, payroll tax, withholding procedures, and handling of stock certificates, which rules and procedures may vary according to local requirements, as part of the portion of the Plan not subject to Code Section 423.
The rules of any sub-plans designed to be outside the scope of Code Section 423 may take precedence over other provisions of the Plan, except that, unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan and no such sub-plan may (i) supersede the provisions of Sections 3.3(a) and 8.1, (ii) provide participants with a discount (whether through a reduced purchase price or as a result of employer matching contributions) of greater than 15% of the Fair Market Value of a share of Stock on the Purchase Date, or (iii) provide for payroll deductions or other contributions by participants in excess of the maximum dollar amount set forth in Section 5.1. The Committee has the authority to suspend or limit participation in the portion of the Plan not subject to Code Section 423 (including any or all sub-plans thereunder) for any reason, including administrative or economic reasons. The approval of the stockholders of the Company is not required before the adoption, amendment, or termination of any sub-plan designed to be outside the scope of Code Section 423, unless required by the laws of the foreign jurisdiction in which eligible employees participating in the sub-plan are located or by any other applicable laws, rules, or regulations, including, without limitation, the rules or standards of any stock exchange on which shares of Stock are listed.
9.2
Rules Governing the Administration of the Committee. The Committee will hold its meetings at such times and places as it deems advisable and may hold telephonic meetings. A majority of its members will constitute a quorum. All determinations of the Committee will be made by a majority of its members. Any decision, determination, or action may be made or taken without a meeting by written consent of all members of the Committee.

9.3
Indemnification. Members of the Committee, and any officer or employee of the Company acting at the direction, or on behalf, of the Committee will not be personally liable for any action or determination taken or made in good faith with respect to the Plan and will, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

9.4
Recordkeeper. The Recordkeeper will act as recordkeeper under the Plan, and will perform such duties as are set forth in the Plan and in any agreement between the Company and the Recordkeeper. The Recordkeeper will establish and maintain for each participant a brokerage account.

97	Spirit AeroSystems 2024 Proxy Statement

APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN  (continued)
9.5
Administrative Costs. The costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company, including, but not limited to, annual fees of the Recordkeeper and any brokerage fees and commissions for the purchase of Stock upon reinvestment of dividends and distributions. The foregoing notwithstanding, the Recordkeeper may impose or pass through to the participants a reasonable fee for the withdrawal of Stock in the form of stock certificates and reasonable fees for other services unrelated to the purchase of Stock under the Plan, to the extent approved in writing by the Company and communicated to participants. Under no circumstance will the Company pay any brokerage fees or commissions for the sale of Stock acquired under the Plan by a participant.

9.6
Action by the Board. Notwithstanding anything to the contrary contained in the Plan, the Board will have and may exercise all the authority granted to the Committee under the Plan. However, any such actions by the Board will be subject to the applicable rules of the New York Stock Exchange or any other securities exchange or inter-dealer quotation system on which the Stock is listed or quoted.

10.
MISCELLANEOUS

10.1
Designation of Beneficiary. A participant may designate a beneficiary who is to receive any shares of Stock and cash with respect to any payroll deductions and/or dividends, if any, from the participant’s Account under the Plan in the event of such participant’s death. If a participant has not designated a beneficiary or the beneficiary does not survive the participant, amounts due hereunder will be paid to the participant’s surviving spouse, or if none, to the participant’s estate.

10.2
Transferability. Neither payroll deductions credited to a participant’s Account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution or as provided in Section 10.1. Any such attempted assignment, transfer, pledge, or other disposition will be without effect.

10.3
Withholding. The Company, any Participating Company, and any Designated Affiliate is authorized to withhold from any payment to be made to a participant any taxes or other withholding amounts due in connection with any transaction under the Plan, including any disposition of shares acquired under the Plan, and a participant’s enrollment in the Plan will be deemed to constitute the participant’s consent to such withholding. At the time of a participant’s exercise of an option or disposition of shares acquired under the Plan, the Company may require the participant to make other arrangements to meet tax withholding obligations as a condition to exercise of rights or distribution of shares or cash from the participant’s Account. In addition, a participant may be required to advise the Company of sales and other dispositions of Stock acquired under the Plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may be entitled with respect to the Plan.

Without limiting the generality of the foregoing, the Committee may permit or require a participant to satisfy, in whole or in part, any withholding liability by any of the following methods or any combination of the following methods: (A) delivering shares of Stock (that are not subject to any pledge or other security interest) owned by the participant having a Fair Market Value equal to such withholding liability; (B) having the Company withhold from the number of shares of Stock otherwise issuable or deliverable pursuant to the exercise of an option a number of shares with a Fair Market Value equal to such withholding liability, except that with respect to shares withheld pursuant to this clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability; (C) requiring the participant, as a condition precedent to transfer of the shares, to make a payment in an amount equal to the amount of the withholdings or reductions; or (D) such other method or combination of methods as the Committee deems appropriate, in its sole discretion.
The Committee will have the right, in its sole discretion, to require, as a condition precedent to the transfer of any shares under this Plan, that the transferee execute a power of attorney or such other agreement or document as the Committee deems necessary or appropriate to facilitate, directly or indirectly, the withholding of taxes with respect to any transaction arising under or in connection with this Plan.
10.4
Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company is not obligated to segregate such payroll deductions.

Spirit AeroSystems 2024 Proxy Statement	98

APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN  (continued)
10.5
Reports. Statements of Account will be given to each participant at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased, any remaining cash balance, and other information deemed relevant by the Committee.

10.6
Adjustments Upon Changes in Capitalization.

(a)
Changes in Capitalization. The Committee will proportionately adjust the Reserves and the price per share and the number of shares of Stock covered by each option under the Plan that has not yet been exercised for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or other extraordinary corporate event that affects the Stock in order to prevent dilution or enlargement of the rights of participants. The determination of the Committee with respect to any such adjustment will be final, binding, and conclusive.

(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately before the consummation of such proposed action, unless otherwise provided by the Committee.

(c)
Asset Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee will shorten the Offering Period then in progress by setting a new Purchase Date (the “New Purchase Date”). The New Purchase Date will be before the date of the Company’s proposed asset sale or merger. The Committee will notify each participant in writing, at least ten business days before the New Purchase Date, that the Purchase Date for the participant’s purchase has been changed to the New Purchase Date and that the participant’s option will be exercised automatically on the New Purchase Date, unless before such date the participant has withdrawn the amount credited to the participant’s Account upon withdrawal from the Plan pursuant to Section 7.1 or such amount has been distributed to the participant upon termination of employment pursuant to Section 7.2.

10.7
Amendment and Termination. The Board of Directors has the complete power and authority to terminate the Plan at any time. Any amendment to the Plan to increase the maximum number of shares of Stock that may be issued under any Offering (except pursuant to Section 10.6), to amend the requirements as to the class of employees eligible to purchase Stock under the Plan (except for designations of Participating Companies and Designated Affiliates pursuant to Sections 2.8, 2.12 and 9.1), or to change the granting corporation or the Stock available for purchase under the Plan may be made only by the Board of Directors with the approval of the Company’s stockholders within 12 months before or after the date such amendment is adopted by the Board. Any other amendment to the Plan may be made by either the Board of Directors or the Committee, unless otherwise required by any applicable law, rule, or regulation, including, without limitation, the rules and regulations of the New York Stock Exchange. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase Stock, adversely affect the rights of such employee under such option.

10.8
No Right to Employment. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Stock under the Plan except as expressly provided, or create in any employee or class of employees any right with respect to continuation of employment, and the existence of this Plan will not be deemed to interfere in any way with an employer’s right to terminate, or otherwise modify, an employee’s employment at any time.

10.9
Notices. All notices or other communications by a participant to the Company or to the Recordkeeper will be deemed to have been duly given when received in the manner and form specified by the Company or the Recordkeeper, whichever is applicable, at the location, or by the person, designated by the Company, or Recordkeeper, for the receipt thereof.

10.10
Elections. All elections and notices made by a participant to the Recordkeeper may be made telephonically or electronically in accordance with procedures established by the Committee and the Recordkeeper.

10.11
Conditions Upon Issuance of Shares. The Company is not obligated to issue shares of Stock with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto complies with all

99	Spirit AeroSystems 2024 Proxy Statement

APPENDIX B — AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN  (continued)
applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed or quoted.
10.12
Effect of Plan. The provisions of the Plan are binding upon, and will inure to the benefit of, all successors of each participant, including, without limitation, such participant’s estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of such participant.

10.13
Effective Date. The Plan is effective as of October 1, 2017, as amended effective as of January 21, 2020, September 1, 2021 and October 21, 2022 and further amended on February 26, 2024.

10.14
Governing Law. The law of the state of Delaware applicable to contracts made and performed wholly within the state of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

*     *     *     *     *

Spirit AeroSystems 2024 Proxy Statement	100

Spirit AeroSystems is one of the world’s largest manufacturers of aerostructures for commercial airplanes, defense platforms, and business/regional jets. With expertise in aluminum and advanced composite manufacturing solutions, the company’s core products include fuselages, integrated wings and wing components, pylons, and nacelles. We are leveraging decades of design and manufacturing expertise to be the most innovative and reliable supplier of military aerostructures, and specialty high-temperature materials, enabling warfighters to execute complex, critical missions. Spirit also serves the aftermarket for commercial and business/regional jets. Headquartered in Wichita, Kansas, Spirit has facilities in the U.S., U.K., France, Malaysia and Morocco.
More information is available at www.spiritaero.com.
Spirit AeroSystems Holdings, Inc. :: 3801 South Oliver St. :: Wichita, Kansas 67210
www.spiritaero.com

SPIRIT AEROSYSTEMS

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

ATTENDING THE VIRTUAL ANNUAL MEETING
To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/SPR2024 and enter your unique 16-digit voting control number in the box below.

DETACH AND RETURN THIS PORTION ONLY

SPIRIT AEROSYSTEMS HOLDINGS, INC.

The Board of Directors recommends a vote FOR each of the following eleven director nominees:

1. Election of Directors:

Nominees:

	For	Against	Abstain
1a. Stephen A. Cambone	☐	☐	☐
1b. Jane P. Chappell	☐	☐	☐
1c. Irene M. Esteves	☐	☐	☐
1d. William A. Fitzgerald	☐	☐	☐
1e. Paul E. Fulchino	☐	☐	☐
1f. Robert D. Johnson	☐	☐	☐
1g. Ronald T. Kadish	☐	☐	☐
1h. John L. Plueger	☐	☐	☐
1i. James R. Ray, Jr.	☐	☐	☐
1j. Patrick M. Shanahan	☐	☐	☐
1k. Laura H. Wright	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3, and 4:	For	Against	Abstain
2. Advisory vote to approve the compensation of named executive officers	☐	☐	☐
3. Approval of Amended and Restated Employee Stock Purchase Plan	☐	☐	☐
4. Ratification of appointment of Ernst & Young LLP as independent auditors for 2024	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 5:	For	Against	Abstain
5. The Stockholder Proposal titled "Transparency in Political Spending"	☐	☐	☐

NOTE: Please sign exactly as name appears on your account. If the shares are registered in the names of two or more persons, each should sign. If acting as attorney, executor, trustee, or in another representative capacity, sign name and provide full title. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SPIRIT AEROSYSTEMS HOLDINGS, INC. 3801 S. OLIVER ST.WICHITA, KS 67210 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 23, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/SPR2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 23, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V31239-P04730 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Please keep this ticket to be admitted virtually to the Annual Meeting NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS Time:10:00 a.m. Central Time on Wednesday, April 24, 2024 Place:www.virtualshareholdermeeting.com/SPR2024 Who May Vote:You may vote if you were a stockholder of record at the close of business on February 26, 2024 By order of the Board of Directors, Mindy McPheetersSenior Vice President, General Counsel and Corporate SecretaryImportant Notice Regarding the Internet Availability of Proxy Materials for Spirit AeroSystems Holdings, Inc.'s 2024 Annual Meeting of Stockholders.The Notice and Proxy Statement and the 2023 Annual Report are available at: www.proxyvote.com PLEASE FOLD ALONG THE PERFORATION, DETACH, AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V31240-P04730Proxy — Spirit AeroSystems Holdings, Inc.PROXY / VOTING INSTRUCTIONS SOLICITED BY THE BOARD OF DIRECTORS OF SPIRIT AEROSYSTEMS HOLDINGS, INC.2024 ANNUAL MEETING OF STOCKHOLDERS — APRIL 24, 2024Each signatory on the reverse side hereby appoints Robert D. Johnson and Justin Welner, and each of them, with the power of substitution, as proxies for the undersigned and authorizes them to represent and vote all of the shares of stock of Spirit AeroSystems Holdings, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, April 24, 2024 (the "Meeting"), and at any adjournment or postponement thereof, with respect to all of the proposals indicated on the reverse side of this card, and with discretionary authority as to any other matters that may properly come before the Meeting, in accordance with and as described in the Notice and Proxy Statement for the Meeting.This proxy, when properly executed, will be voted as directed or, if no such direction is given, will be voted FOR Proposals 1, 2, 3, and 4 and AGAINST Proposal 5.IMPORTANT: PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE.